Keyport Variable Investment Trust

                    Colonial-Keyport Growth and Income Fund
                        Colonial-Keyport Utilities Fund
                 Colonial-Keyport International Fund for Growth
                     Colonial-Keyport Strategic Income Fund
                        Colonial-Keyport U.S. Stock Fund
                           Newport-Keyport Tiger Fund


                       SteinRoe Variable Investment Trust

                           Capital Appreciation Fund
                           Managed Growth Stock Fund
                              Managed Assets Fund
                        Mortgage Securities Income Fund
                                Cash Income Fund



                               Semi-Annual Report
                                 June 30, 1997

PRESIDENT'S LETTER
Keyport Variable Investment Trust
Stein Roe Variable Investment Trust
--------------------------------------------------------------------------------

Dear Fellow Contract Owner:

I am pleased to present this annual report for the Keyport Variable
Investment Trust -- Growth and Income Fund, Utilities Fund, International Fund for Growth, Strategic Income Fund, U.S. Stock Fund and Newport Tiger Fund -- and the SteinRoe Variable Investment Trust -- Cash Income Fund, Mortgage Securities Income Fund, Managed Assets Fund, Managed Growth Stock Fund and Capital Appreciation Fund. In the following pages, we will provide you with an overview of the economic events that occurred over the past six months and explain how we positioned the funds to respond to these events.


Stock Prices Continue Their Surge

Picking up right where it left off at the end of last year, the stock market continued its upward climb during the first six months of 1997. Buoyed by healthy economic growth, strong corporate profits and low inflation, the stock market, as measured by the Dow Jones Industrial Average, hit record highs. Not everyone was pleased with this scenario, however. In the first quarter, stronger-than-expected economic growth and the rising ratio of stock prices to corporate profits set off economic alarms among a growing number of market watchers, most notably Federal Reserve Chairman Alan Greenspan. The Federal Reserve has been vigilant in its efforts to slow economic growth and reduce pressures that might trigger inflation and undermine the long expansion. As a result, few were surprised when, in late March, the Federal Reserve raised the federal funds rate by one-quarter percentage point to 5.50 percent.

  Although the financial markets had expected this rate hike, they responded erratically. When the dust finally cleared, the market had fallen nearly 4.3 percent, or 300 points -- at that time, the largest two-day point drop since the October 1987 market crash. Nonetheless, the S&P 500 ended the first quarter with a modest gain -- just 2 percent. Most mutual fund investors, however, enjoyed much smaller gains, with small-cap funds faring worse. That's because, for much of the past year, undue concern about slowing earnings momentum prompted many investors to shy away from smaller, higher-growth stocks in favor of the relative liquidity and predictability of large-cap stocks.

  Stock gains in the second quarter of 1997 bounced back, with the S&P 500 returning 17 percent. While the strongest gains still belonged to larger-cap stocks, the pendulum began to swing back for small-caps during the quarter. After months of being passed over, small-cap stocks were attractively priced -- this, coupled with solid profits, sparked a rally among smaller-cap stocks in the waning months of the reporting period.

  Internationally, the U.S. dollar strengthened against local currencies, which means U.S. investors received fewer dollars for their investments overseas. These adverse currency movements overshadowed good news about interest rates throughout the world. The Asian "Tiger" markets have offered highly variable performance so far this year. Excluding China, performance has ranged from 20.7 percent for Taiwan to down 35.7 percent in Thailand.

  For stocks, our longer-term economic outlook remains favorable. There are few, if any, factors on the horizon that we think might adversely affect the constructive macroeconomic environment we currently are enjoying. What's more, many companies continue to deliver the bottom line, in spite of rising labor costs and waning pricing power. While we think earnings momentum may slow in the months ahead, we believe the Federal Reserve's efforts to prolong the economic expansion could help keep corporate earnings strong enough to keep the bear at bay. Internationally, we believe the move toward a single currency in Europe will be successful and has the potential to benefit economies around the world.


Bonds May Stage A Quiet Comeback

With bond investors spooked by strong economic reports and expectations of climbing rates, bond funds have posted lackluster returns relative to the domestic stock market. With the increase in interest rates and a strong economy, bond investors have been well served by holding short-duration portfolios. High-yield bonds and mortgage-backed securities also have provided good relative returns.

  Although most reports now suggest that inflation is under control, going forward we think there may be limited upward pressure on short-term interest rates as the economy continues to expand. We do not, however, expect these rates to move sharply higher. That's because the "real" federal funds rate -- the federal funds rate minus the rate of inflation -- is already at a level that would typically discourage economic growth. So while we think it's possible the Federal Reserve may raise interest rates again, we think the economy will be slow enough to quell any remaining inflationary pressures.

  Longer term, we believe a solid case can be made for long-term bonds. First, we expect continued low inflation. In addition, declining budget deficits, both here and abroad, could help create a bullish backdrop for bonds. And finally, as long as the Federal Reserve remains vigilant against the ghost of inflation past, we think this backdrop will become even more powerful.


The Basics

  Although no one can predict what might happen to the markets in the future, we believe investors must understand the factors that move the markets, not just to profit from them, but to gain the patience to ride out short-term volatility. As always, no matter what direction you think the economy is heading, it's important to remember the basics. Think long term and reevaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon.

Sincerely,

/s/ Richard R. Christensen

Richard R. Christensen
President
August 19, 1997

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


    Portfolio Managers' Discussions:
     Colonial-Keyport Growth and Income Fund    ............     1
     Colonial-Keyport Utilities Fund   .....................     3
     Colonial-Keyport International Fund for Growth   ......     5
     Colonial-Keyport Strategic Income Fund  ...............     7
     Colonial-Keyport U.S. Stock Fund  .....................     9
     Newport-Keyport Tiger Fund  ...........................    11
    Financial Statements:
     Colonial-Keyport Growth and Income Fund    ............    13
     Colonial-Keyport Utilities Fund   .....................    19
     Colonial-Keyport International Fund for Growth   ......    24
     Colonial-Keyport Strategic Income Fund  ...............    31
     Colonial-Keyport U.S. Stock Fund  .....................    38
     Newport-Keyport Tiger Fund  ...........................    44
    Notes to Financial Statements   ........................    49

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund
--------------------------------------------------------------------------------

Dear Contract Owner:

     Colonial-Keyport Growth and Income Fund seeks primarily income and long-term capital growth and, secondarily, preservation of capital.


Fund Performance (as of June 30, 1997)

Inception Date  ..............................      7/1/93
Assuming reinvestment of all distributions
   6-month total return  .....................       16.05%
Net asset value per share on 12/31/96   ......      $13.96
Net asset value per share on 6/30/97    ......      $16.20


Portfolio Manager's Discussion

     Daniel Rie is lead Portfolio Manager of Colonial-Keyport Growth and Income Fund. Dan is a Senior Vice President of Colonial Management Associates, Inc. and Director of the Equity Investment Department.


What was the investment environment for stocks during the first half of 1997?

     The environment for stocks continued to be quite favorable over the last six months, with the end of the period marking the twelfth consecutive quarter of increased stock value in the U.S. The Dow Jones Industrial and NASDAQ averages have each set several new records during the period. The market strength is drawn from continued growth in the U.S. economy, consistent positive corporate earnings, and low inflation.


What is your current investment strategy?

     Under our expanded strategy of value investing we search for stocks with above-average earnings potential regardless of market sector. While in the past we sought out traditional value stocks, like utilities and financial firms, we are also investing in technology issues, basic industries and consumer stocks. Our strategy is to sell a stock when it has met its value objective.


What is your market outlook for the Fund?

     With continued economic growth and inflation under control, the Fund's well-diversified portfolio of value stocks should continue to benefit the Fund for the remainder of 1997. However, any investment carries risk and veteran investors know that no upturn lasts forever. But, as always, the Fund's active management is designed to help provide protection in the event of a market decline.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund
--------------------------------------------------------------------------------


            Colonial-Keyport Growth & Income Fund and S&P 500 Index

Performance of a Hypothetical $10,000 Investment
June 30, 1997

[LINE CHART]***************************************************************
                    Colonial-Keyport Growth & Income   S&P 500
7/1/93               10000                              10000
                     10070                               9960
                     10530                              10337
                     10560                              10258
                     10680                              10470
                     10410                              10370
                     10501                              10495
                     10855                              10852
                     10703                              10557
                     10338                              10098
                     10420                              10227
                     10338                              10394
                     10115                              10140
                     10399                              10473
                     10784                              10901
                     10582                              10635
                     10572                              10873
                     10217                              10478
                     10421                              10633
                     10536                              10909
                     10941                              11333
                     11180                              11667
                     11460                              12010
                     11793                              12490
                     12115                              12779
                     12458                              13203
                     12645                              13236
                     12874                              13794
                     12884                              13745
                     13476                              14348
                     13551                              14624
                     14078                              15121
                     14239                              15262
                     14228                              15409
                     14476                              15636
                     14747                              16038
                     14715                              16099
                     14026                              15389
                     14467                              15714
                     14952                              16597
                     15275                              17055
                     15974                              18343
                     15976                              17979
                     16502                              19102
                     16685                              19252
                     15907                              18463
                     16616                              19564
                     17681                              20760
6/30/97              18540                              21683

***************************************************************************

--------------------------------------
Average Annual Return on June 30, 1997
     Since Inception     6 Month
         16.68%          16.05%
--------------------------------------

Performance numbers reflect all Fund net expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport Utilities Fund
--------------------------------------------------------------------------------

Dear Contract Owner:

     Colonial-Keyport Utilities Fund seeks primarily current income and, secondarily, long-term capital growth. The Fund pursues its objective by investing primarily in common and preferred stocks issued by domestic utility companies.


Fund Performance (as of June 30, 1997)

Inception Date  ..............................     7/1/93
Assuming reinvestment of all distributions
   6-month total return  .....................       7.29%
Net asset value per share on 12/31/96   ......     $10.70
Net asset value per share on 6/30/97    ......     $11.48


Portfolio Manager's Discussion

     John Lennon is lead Portfolio Manager of Colonial-Keyport Utilities Fund and is a Vice President of Colonial Management Associates, Inc.


How have utility stocks performed during the first half of 1997?

     Long-term Treasury rates influenced many investment markets during the first six months of the year. They began at 6.64% in January and rose throughout most of the period. After the Federal Reserve Board raised short-term interest rates in late March, as a pre-emptive strike against inflation, they reached a high of 7.17%, but then recovered to finish the period at 6.78%. In this generally rising interest rate environment, utility stock performance was flat as measured by the Dow Jones Utility Average.


What impact did the three utility sectors have on performance during this period?

     Based on total return, electric utilities rose slightly and natural gas stocks advanced moderately. The performance of the telephone sector significantly influenced the Fund's total return. These stocks received a significant boost in the latter half of the period from two developments. First, the Justice Department approved the merger of Bell Atlantic and NYNEX. (Federal Communications Commission (FCC) approval is still pending.) Secondly, FCC decisions eased investor concerns over access charges and universal service reform.


How did the Fund perform during the six month period?

     The telephone sector's strong performance paid off for Colonial-Keyport Utilities Fund. The Fund holds significant positions in telephone stocks--currently about 34% of the portfolio--and the top four holdings are telecommunications companies. With their help, the Fund had a total return of 7.29% for the first six months of the year. This return beat that of the Dow Jones Utility Average, which was flat for the same time period. The Dow Jones Utility Average is an unmanaged index that tracks the performance of electric and natural gas utility stocks and does not include telephone issues.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport Utilities Fund
--------------------------------------------------------------------------------


  Colonial-Keyport Utilities Fund, Dow Jones Utility Average and S&P 500 Index

Performance of a Hypothetical $10,000 Investment
June 30, 1997

[LINE CHART]***************************************************************
               Colonial-Keyport Utilities   S&P 500    Dow Jones Utility Avg.
7/1/93         10000                        10000      10000
               10110                        10237       9960
               10350                        10556      10337
               10260                        10340      10258
               10120                         9986      10470
                9670                         9405      10370
                9830                         9631      10495
                9667                         9508      10852
                9218                         8911      10557
                8954                         8369      10098
                9147                         8517      10227
                8760                         8011      10394
                8577                         7686      10140
                8882                         8102      10473
                8913                         8286      10901
                8699                         8010      10635
                8811                         8023      10873
                8770                         8008      10478
                8820                         8158      10633
                9353                         8697      10909
                9418                         8793      11333
                9364                         8566      11667
                9559                         8902      12010
                9994                         9514      12490
               10060                         9377      12779
               10136                         9483      13203
               10375                         9461      13236
               10930                        10081      13794
               11180                        10116      13745
               11387                        10247      14348
               11920                        10768      14624
               12148                        11053      15121
               11864                        10561      15262
               11750                        10305      15409
               11659                        10202      15636
               11682                        10256      16038
               12125                        10831      16099
               11682                        10110      15389
               11739                        10627      15714
               11784                        10807      16597
               12238                        11325      17055
               12624                        11835      18343
               12699                        11747      17979
               12984                        11766      19102
               13150                        11564      19252
               12699                        11181      18463
               12794                        11097      19564
               13233                        11454      20760
6/30/97        13625                        11743      21683
***************************************************************************

--------------------------------------
Average Annual Return on June 30, 1997
     Since Inception     6 Month
         8.03%            7.29%
--------------------------------------

Performance numbers reflect all Fund net expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport International Fund for
Growth
--------------------------------------------------------------------------------

Dear Contract Owner:

     Colonial-Keyport International Fund for Growth seeks long-term capital growth by investing primarily in non-U.S. equity securities.


Fund Performance (as of June 30, 1997)

Inception Date  ..............................      5/2/94
Assuming reinvestment of all distributions
   6-month total return  .....................       14.29%
Net asset value per share on 12/31/96   ......       $1.96
Net asset value per share on 6/30/97    ......       $2.24


Portfolio Manager's Discussion

     Bruno Bertocci and David Harris are Portfolio Co-Managers of
Colonial-Keyport International Fund for Growth and Vice Presidents of Colonial Management Associates, Inc. They are also Investment Management Principals with Stein Roe Global Capital Management, a division of Stein Roe & Farnham, Inc.


What was the investment environment for international stocks during the first half of 1997?

     International stocks had strong returns for the first half of 1997. Lower interest rates in Europe are stimulating economies there, and in Japan the market is strong amid signs of improved business conditions. Companies in Southeast Asia and Latin America are poised for growth as residents in those regions experience a rising standard of living by purchasing more locally produced goods and services.

How did the Fund perform in the first half of 1997?

     The Fund generated a total return of 14.29% for the first six months of the year, exceeding the return of 11.21% posted by the Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index for the same time period.

What types of investments did you favor?

     The Fund's investment strategy is to focus on undervalued stocks in developed and developing markets. In the developed countries of Europe, we currently hold the stocks of several companies that are restructuring their businesses to become more competitive. In Japan, we are focused on the export-oriented and retail sectors. In the developing markets of Asia, we favor property and other infrastructure-related companies, as well as banks and retailers. In Latin America, we are primarily focused on telecommunications and consumer product companies.

What is your market outlook?

     We think the recent strong performance in the international markets suggests that investors are beginning to realize the attractive valuation of internal stocks and their prospective return potential. We believe that the Fund is well positioned for the future with a broad mix of attractively valued securities.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport International Fund for
Growth
--------------------------------------------------------------------------------


                 Colonial-Keyport International Fund for Growth
              and Morgan Stanley Capital International EAFE Index

Performance of a Hypothetical $10,000 Investment
June 30, 1997

[LINE CHART]***************************************************************
                    Colonial-Keyport International
                    Fund for Growth                    MSCI EAFE
5/1/94               10000                              10000
                      9900                               9943
                      9950                              10180
                     10250                              10421
                      9950                              10093
                     10000                              10429
                      9550                               9928
                      9400                               9990
                      8850                               9606
                      8700                               9579
                      8850                              10176
                      9100                              10559
                      9100                              10433
                      9050                              10250
                      9550                              10888
                      9550                              10473
                      9700                              10677
                      9550                              10390
                      9700                              10679
                      9950                              11110
                      9899                              11155
                      9899                              11193
                     10101                              11431
                     10657                              11763
                     10556                              11546
                     10606                              11611
                     10200                              11272
                     10354                              11297
                     10455                              11597
                     10202                              11478
                     10606                              11935
                     10508                              11781
                     10562                              11369
                     10669                              11555
                     10669                              11597
                     10615                              11658
                     11420                              12417
6/30/97              12010                              13102
***************************************************************************

--------------------------------------
Average Annual Return on June 30, 1997
     Since Inception     6 Month
         5.95%            14.29%
--------------------------------------

Performance numbers reflect all Fund net expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund
--------------------------------------------------------------------------------

Dear Contract Holder:

     Colonial-Keyport Strategic Income Fund seeks as high a level of current income, as is consistent with prudent risk and maximizing total return, by diversifying investments in U.S. and foreign government and high yield, high risk corporate debt securities.


Fund Performance (as of June 30, 1997)

Inception Date  ..............................     7/5/94
Assuming reinvestment of all distributions
   6-month total return  .....................       3.35%
Net asset value per share on 12/31/96   ......     $11.04
Net asset value per share on 6/30/97    ......     $11.41


Portfolio Manager's Discussion

     Carl Ericson is portfolio manager of Colonial-Keyport Strategic Income Fund. Mr. Ericson is a Senior Vice President of Colonial Management Associates, Inc. and Director of the Taxable Fixed Income Department.


What was the Fund's investment strategy during the first half of 1997?

     The Fund invests in three major bond markets--high yield corporate bonds, foreign government bonds and U.S. government bonds. This diversification allows investors to benefit from the unique characteristics of each market, while reducing the effects of negative performance in a single market. At the end of the period, 40% of the Fund's portfolio was invested in high yield corporate bonds; 27% of the portfolio was invested in bonds issued by foreign governments, primarily in European securities; and 25% was invested in U.S. Treasury bonds. This allowed the Fund to benefit from the strong performance of the U.S. economy. The U.S. government market was especially volatile because of concerns that the growing economy would bring about a return of inflation. In March, the Federal Reserve Board raised short-term interest rates as a pre-emptive strike against inflation, lowering values of U.S. government bonds.


How did the Fund perform over the last six months?

     The Fund's total return was 3.35% for the period. This was greater than that of the Lehman Brothers Government/Corporate Bond Index, which posted a total return of 2.74%. This is an unmanaged index that tracks the performance of the U.S. Bond market. The Fund was able to outperform the Index due to the Fund's diversification and the ability to invest in sectors less affected by U.S. interest rates, such as domestic high yield corporate bonds and European government securities.


What is your market outlook?

     The U.S. economy should continue to grow for the rest of 1997, although probably at a steadier rate than during the last six months. While this will benefit high yield corporate bonds, we expect the Federal Reserve Board to raise interest rates at least once more this year. As a result, we believe volatility will continue in the U.S. government bond market. In the foreign bond market, conditions should improve as progress continues toward a European Monetary Union.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund
--------------------------------------------------------------------------------


                     Colonial-Keyport Strategic Income Fund
              and Lehman Brothers Government/Corporate Bond Index*

Performance of a Hypothetical $10,000 Investment
June 30, 1997

[LINE CHART]***************************************************************
                    Colonial-Keyport              Lehman Government/Corporate
                    Strategic Income              Bond Index
7/31/94              10000                        10000
                     10049                        10004
                     10009                         9853
                     10049                         9842
                      9940                         9824
                     10029                         9889
                     10162                        10079
                     10408                        10312
                     10592                        10382
                     10787                        10526
                     11084                        10968
                     11135                        11055
                     11238                        11013
                     11238                        11154
                     11432                        11267
                     11586                        11432
                     11699                        11620
                     11864                        11792
                     12037                        11865
                     11940                        11613
                     11886                        11516
                     11940                        11437
                     11951                        11418
                     12026                        11570
                     12124                        11597
                     12264                        11568
                     12512                        11774
                     12707                        12049
                     13009                        12271
                     13030                        12134
                     12995                        12148
                     13089                        12174
                     12901                        12029
                     13066                        12205
                     13278                        12319
6/30/97              13468                        12467
***************************************************************************

--------------------------------------
Average Annual Return on June 30, 1997
     Since Inception     6 Month
         10.76%            3.35%
--------------------------------------

*The Lehman Brothers Government/Corporate Bond Index is an unmanaged index that tracks the performance of a selection of U.S. government agency, Treasury and investment-grade corporate bonds. The Lehman Mutual Fund General Bond Index (used previously to track performance) ceased to exist in May 1995, the Lehman Brothers Government/Corporate Bond Index most closely parallels that Index's performance. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index.

Performance numbers reflect all Fund net expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport U.S. Stock Fund
--------------------------------------------------------------------------------

Dear Contract Owner:

     Colonial-Keyport U.S. Stock Fund seeks growth over time exceeding the S&P 500 Index's performance.


Fund Performance (as of June 30, 1997)

Inception Date  ..............................      7/5/94
Assuming reinvestment of all distributions
   6-month total return  .....................       18.99%
Net asset value per share on 12/31/96   ......      $14.22
Net asset value per share on 6/30/97    ......      $16.92


Portfolio Manager's Discussion

     Mark Stoeckle is Portfolio Manager of Colonial-Keyport U.S. Stock Fund. Mr. Stoeckle is a Vice President of Colonial Management Associates, Inc.


What was your investment strategy during the first half of 1997?

     During the period, the trend of large-cap stocks dominating the bull market continued. We were somewhat surprised at the ability of the large-cap stocks to sustain their impressive earnings growth. First, they compete on a global scale with much of their profits coming from overseas, so they are not intrinsically tied to only the U.S. economy. Second, the large companies have been highly proficient at streamlining their operations--cutting out the waste and boosting efficiency. Finally, the widespread use of technology has created additional economies and allowed the big companies to manage their businesses in a more cost effective and productive manner. We expect these factors to continue to favorably impact the bottom line of large-cap companies for the remainder of 1997, and possibly beyond.

What sector had an impact on Fund performance?

     Our holdings in the health care sector helped the Fund's performance. Specifically, Merck and Bristol-Myers Squibb significantly outperformed the S&P 500 for the first two quarters of the year, rising 33% and 50% respectively. This was due in part to quarterly earnings that were higher than expected.

What is your market outlook?

     Large-cap stocks should continue to perform well over the next six months, as we expect both interest rates and inflation to remain low. Blue chip, multinational companies should continue to benefit from the strengthening global economy. However, we anticipate some slowing in the large-cap market. The strong returns from the first half of 1997 may make it difficult for the market to sustain its current rate of growth.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Colonial-Keyport U.S. Stock Fund
--------------------------------------------------------------------------------

               Colonial-Keyport U.S. Stock Fund and S&P 500 Index

Performance of a Hypothetical $10,000 Investment
June 30, 1997

[LINE CHART]***************************************************************
                    Colonial-Keyport U.S. Stock Fund       S&P 500
7/31/94              10000                                 10000
                     10399                                 10409
                     10194                                 10155
                     10360                                 10383
                      9990                                 10005
                     10175                                 10153
                     10432                                 10416
                     10848                                 10822
                     11136                                 11140
                     11363                                 11468
                     11770                                 11926
                     12027                                 12202
                     12443                                 12607
                     12394                                 12638
                     12810                                 13171
                     12760                                 13124
                     13246                                 13700
                     13196                                 13964
                     13549                                 14439
                     13816                                 14573
                     13890                                 14713
                     14403                                 14930
                     14744                                 15314
                     14424                                 15373
                     13730                                 14694
                     14189                                 15004
                     14883                                 15848
                     15257                                 16285
                     16346                                 17515
                     16078                                 17168
                     17254                                 18240
                     17243                                 18383
                     16553                                 17629
                     17435                                 18681
                     18430                                 19823
6/30/97              19132                                 20704
***************************************************************************

--------------------------------------
Average Annual Return on June 30, 1997
     Since Inception     6 Month
         25.29%           18.99%
--------------------------------------

Performance numbers reflect all Fund net expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Newport-Keyport Tiger Fund
--------------------------------------------------------------------------------

Dear Contract Owner:

     Newport-Keyport Tiger Fund seeks long-term capital growth by investing primarily in equity securities of companies located in the nine "Tigers" of Asia--Hong Kong, China, Singapore, Malaysia, Thailand, Indonesia, the Philippines, South Korea and Taiwan.


Fund Performance (as of June 30, 1997)

Inception Date  ..............................     5/1/95
Assuming reinvestment of all distributions
   6-month total return  .....................       4.76%
Net asset value per share on 12/31/96   ......      $2.52
Net asset value per share on 6/30/97    ......      $2.64


Portfolio Manager's Discussion

     Jack Mussey is President and Chief Executive Officer of Newport Fund Management, Inc. and Portfolio Co-Manager of Newport-Keyport Tiger Fund. Tim Tuttle is Managing Director of Newport Fund Management and Portfolio Co-Manager of Newport-Keyport Tiger Fund. While the Tiger markets are subject to risks not associated with more developed countries, the Fund's management team has more than 20 years of investment experience in the region.


What was the Fund's strategy during the first half of the year?

     As in the past, the Fund maintained its focus on long-term investments in well-managed, high-quality companies. Over the last six months, we increased investments in Hong Kong as it became evident that the transfer of Hong Kong to Chinese sovereignty could go smoothly. The Fund also reduced its holdings in Thailand, as the economy weakened due to plans in both the banking and property sectors.


What investments contributed to performance?

     Investments in Hong Kong were the biggest contributors to the Fund's total performance. For example, Hong Kong Gas and Electric stocks posted a strong 25 to 30 percent increase in second quarter earnings after performing poorly in the first three months of the year. The Fund also benefited from its investments in so-called "red chip" stocks, that are Hong Kong listed subsidiaries of Chinese companies. One such "red chip" we have in our portfolio is Citic Pacific. This well-managed power company has maintained an annual earnings growth rate of 30% over the past 5 years.


What is your market outlook?

     We remain optimistic about the long-term growth potential in the Tiger countries. Hong Kong, in particular, should continue to flourish as mainland China provides money for infrastructure investment and the economic integration between two countries. China's economy is continuing to grow at a 9% annual rate and Singapore is rebounding from an economic downturn. Investors in the Newport-Keyport Tiger Fund should see the benefits of this dynamic growth as the region continues to attract investment capital from around the world.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Keyport Variable Investment Trust Newport-Keyport Tiger Fund
--------------------------------------------------------------------------------


                         Newport-Keyport Tiger Fund and
                  Morgan Stanley Capital International EAFE GDP

Performance of a Hypothetical $10,000 Investment
June 30, 1997

[LINE CHART]***************************************************************
                    Newport-Keyport Tiger Fund    MSCI EAFE GDP
5/1/95              10000                         10000
                    11100                          9903
                    10900                          9792
                    11200                         10043
                    10850                          9997
                    11050                         10115
                    11000                          9822
                    11050                         10029
                    11500                         10458
                    12660                         10591
                    12559                         10623
                    12559                         10764
                    12509                         11099
                    12458                         10935
                    12206                         11021
                    11550                         10704
                    11954                         10698
                    12307                         10993
                    12206                         10872
                    12811                         11337
                    12849                         11256
                    12747                         11044
                    12747                         11121
                    11982                         11333
                    11778                         11305
6/30/97             13462                         12603
***************************************************************************

--------------------------------------
Average Annual Return on June 30, 1997
     Since Inception     6 Month
         14.68%            4.76%
--------------------------------------

Performance numbers reflect all Fund net expenses, but do not include insurance charges imposed by your insurance company's separate accounts or certain expenses reimbursed by the Manager. If performance information included the effect of these additional amounts, returns would be lower.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund /
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------




                                          Country
                                          Abbrev.   Shares     Value
                                         --------- -------- -----------
COMMON STOCKS--86.8%
Construction--3.5%
Building Construction--3.5%
Centex Corp.    ........................            24,600   $  999,375
Hollandsche Beton Groep N.V. ...........    Ne       6,850    1,561,400
Koninklijke Volker Stevin N.V. .........    Ne      12,000      336,643
Lennar Corp.    ........................             5,300      169,269
                                                             -----------
                                                              3,066,687
                                                             -----------
Special Trade Contractors--0.0%
Ericsson SPA    ........................    It       3,000       51,838
                                                             -----------
Finance, Insurance & Real Estate--26.7%
Depository Institutions--10.2%
Astoria Financial Corp.  ...............            62,000    2,945,000
Bank of Montreal   .....................    Ca      17,300      675,532
Commerce Bancshares, Inc.  .............             1,365       61,766
Den Danske Bank    .....................    De       3,000      291,797
Greenpoint Financial Corp.  ............            42,500    2,828,906
Jyske Bank   ...........................    De       3,000      258,371
National Australia Bank Ltd.  ..........    Au      38,800      554,787
Star Banc Corp.    .....................             8,700      367,575
Toronto Dominion Bank    ...............    Ca      34,100    1,011,624
                                                             -----------
                                                              8,995,358
                                                             -----------
Insurance Carriers--10.2%
Allstate Corp.  ........................             4,100      299,300
American Bankers Insurance
   Group, Inc.  ........................            25,200    1,593,900
CIGNA Corp.  ...........................            18,500    3,283,750
CMAC Investment Corp.    ...............             5,000      237,500
Loews Corp.  ...........................            12,700    1,271,588
Mercury General Corp.    ...............            11,800      858,450
Old Republic International
   Corp.  ..............................            25,400      769,937
Sunamerica, Inc.   .....................            14,400      702,000
                                                             -----------
                                                              9,016,425
                                                             -----------
Security Brokers & Dealers--6.3%
A.G. Edwards, Inc.    ..................            79,200    3,385,800
Alex Brown, Inc.   .....................            27,000    1,906,875
John Nuveen & Co., Inc.  ...............             9,000      281,250
                                                             -----------
                                                              5,573,925
                                                             -----------
Manufacturing--38.8%
Apparel--0.2%
Gamma Holding N.V.    ..................    Ne       3,000      161,143
                                                             -----------
Chemicals & Allied Products--7.3%
Akzo Nobel N.V.    .....................    Ne      14,074      972,865
Bristol-Myers Squibb Co.    ............            22,800    1,846,800
Johnson & Johnson  .....................            24,900    1,602,938
Merck & Co., Inc.  .....................            16,200    1,676,700
Norsk Hydro A.S.   .....................    No       7,100      384,731
Pharmacia & Upjohn, Inc.    ............                20          695
                                                             -----------
                                                              6,484,729
                                                             -----------
Electronic & Electrical Equipment--0.2%
SCI Systems, Inc. (a)    ...............             2,300   $  146,625
                                                             -----------
Fabricated Metal--1.6%
Harsco Corp.    ........................            35,000    1,417,500
                                                             -----------
Furniture & Fixtures--0.3%
Johnson Controls, Inc.   ...............             6,000      247,875
                                                             -----------
Machinery & Computer Equipment--6.5%
Cummins Engine Co., Inc.    ............            27,500    1,940,469
Sun Microsystems, Inc. (a)  ............            82,800    3,081,713
Tecumseh Products Co.,
   Class A   ...........................             6,100      365,238
Tyco International Ltd.  ...............             4,900      340,856
                                                             -----------
                                                              5,728,276
                                                             -----------
Measuring & Analyzing Instruments--0.8%
Becton, Dickinson & Co.  ...............             8,200      415,125
Hologic, Inc.   ........................               900       23,963
Raytheon Co.    ........................             4,600      235,463
                                                             -----------
                                                                674,551
                                                             -----------
Miscellaneous Manufacturing--1.5%
Callaway Golf Co.  .....................            36,200    1,285,100
                                                             -----------
Petroleum Refining--9.6%
Amerada Hess Corp.    ..................            26,600    1,477,963
Exxon Corp.  ...........................             8,800      541,200
Kerr-McGee Corp.   .....................            21,200    1,343,550
Mobil Corp.  ...........................            16,200    1,131,975
Phillips Petroleum Co.   ...............            60,100    2,629,375
Sun Co., Inc.   ........................            11,700      362,700
USX-Marathon Group    ..................            35,800    1,033,725
                                                             -----------
                                                              8,520,488
                                                             -----------
Primary Metal--1.0%
Asarco, Inc.    ........................            29,700      909,562
                                                             -----------
Primary Smelting--1.7%
Phelps Dodge Corp.    ..................            17,400    1,482,262
                                                             -----------
Printing & Publishing--0.2%
Moore Corp. Ltd.   .....................             8,200      161,438
                                                             -----------
Rubber & Plastic--2.2%
Goodyear Tire & Rubber Co.                          31,300    1,981,681
                                                             -----------
Tobacco Products--2.6%
Fortune Brands, Inc.  ..................            41,100    1,533,544
Gallaher Group PLC (a)   ...............    UK      41,100      757,781
                                                             -----------
                                                              2,291,325
                                                             -----------
Transportation Equipment--3.1%
Equipements et Composants
   pour l'Industrie Automobile  ........    Fr       2,050      312,353
Fleetwood Enterprises, Inc. ............            13,900      413,525
General Dynamics Corp.   ...............             7,200      540,000
Thiokol Corp.   ........................            15,900    1,113,000
TRW, Inc. ..............................             6,400      363,600
                                                             -----------
                                                              2,742,478
                                                             -----------
                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund /
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------




                                Country
                                Abbrev.   Shares     Value
                               --------- -------- ------------
Mining & Energy--0.3%
Metal Mining
Cleveland-Cliffs, Inc.  ......             6,700   $   273,025
                                                   ------------
Retail Trade--3.1%
Apparel & Accessory Stores--0.3%
Koninklijke Bijenkorf Beheer      Ne       3,000       209,714
Macintosh N.V.    ............    Ne       3,000        59,722
                                                   ------------
                                                       269,436
                                                   ------------
Food Stores--1.4%
Vendex International N.V.  ...    Ne      22,700     1,242,426
                                                   ------------
General Merchandise Stores--0.7%
Meyer (Fred), Inc. (a)  ......            11,300       584,069
                                                   ------------
Miscellaneous Retail--0.7%
Walgreens Co.  ...............            12,200       654,225
                                                   ------------
Services--8.3%
Business Services--1.3%
Omnicom Group, Inc.  .........            19,400     1,195,525
                                                   ------------
Computer Related Services--1.2%
Cadence Design Systems,
   Inc. (a)    ...............            16,650       557,775
HBO & Co.   ..................             7,200       495,900
                                                   ------------
                                                     1,053,675
                                                   ------------
Engineering, Accounting, Research &
    Management--1.4%
Corrections Corp. of
   America (a)    ............            15,600       620,100
International-Muller N.V.  ...    Ne      18,400       579,889
                                                   ------------
                                                     1,199,989
                                                   ------------
Health Services--4.4%
Tenet Healthcare Corp. (a) ...            54,700     1,617,069
Universal Health Services,
   Inc., Class B (a)    ......            58,500     2,252,250
                                                   ------------
                                                     3,869,319
                                                   ------------
Transportation, Communication, Electric, Gas &
   Sanitary Services--5.4%
Communications--2.0%
Ameritech Corp.   ............            19,700     1,338,368
BellSouth Corp.   ............             9,000       417,375
                                                   ------------
                                                     1,755,743
                                                   ------------
Electric, Gas & Sanitary Services--1.3%
Gas y Electricidad SA   ......    Sp       4,550       243,962
Teco Energy, Inc.    .........            14,300       365,544
TransCanada PipeLines   ......    Ca      26,300       529,287
                                                   ------------
                                                     1,138,793
                                                   ------------
Electric Services--1.4%
Boston Edison Co.    .........            19,000   $   501,125
DTE Energy Co.    ............             3,100        85,638
NIPSCO Industries, Inc.    ...            16,400       677,525
Portland General Corp.  ......               400        15,875
                                                   ------------
                                                     1,280,163
                                                   ------------
Sanitary Services--0.7%
Severn Trent Water PLC  ......    UK      25,000       323,527
United Utilities PLC    ......    UK      25,100       275,942
                                                   ------------
                                                       599,469
                                                   ------------
Wholesale Trade--0.7%
Durable Goods
Beers N.V.  ..................    Ne       7,235       248,644
Marshall Industries (a)    ...            10,300       383,675
                                                   ------------
                                                       632,319
                                                   ------------
Total Common Stocks
   (Cost of $50,879,818) ........................   76,687,442
                                                   ------------





                                               Par
                                               ---
U.S. GOVERNMENT & AGENCY OBLIGATIONS--5.4%
U.S. Government Agency Obligations--3.2%
Federal National Mortgage
   Association, 6.500% 2008-2009  ......    $2,899,969     2,856,470
                                                          -----------
U.S. Government Bonds--2.2%
U.S. Treasury Notes, 7.875%
   04/15/98  ...........................     1,895,000     1,925,794
                                                          -----------
Total U.S. Government Obligations
   (Cost of $4,897,888)   ...........................      4,782,264
                                                          -----------
Total Investments--92.2%
   (Cost of $55,777,706) (b) ........................     81,469,706
                                                          -----------
SHORT-TERM OBLIGATIONS--7.7%
Federal Home Loan Mortgage Corp.,
   6.000% (c) 07/01/97  ................     6,794,000     6,792,868
                                                          ------------
Other Assets & Liabilities, Net--0.1%                        107,429
                                                          ------------
Net Assets--100.0%   ................................    $88,370,003
                                                          ============
Notes to investment portfolio:
   (a) Non-income producing.
   (b) The cost for federal income tax purposes is identical. Gross unrealized appreciation and depreciation at June 30, 1997 is as follows:

        Gross unrealized appreciation    $26,118,799
        Gross unrealized depreciation       (426,799)
                                         -----------
        Net unrealized appreciation      $25,692,000
                                         ===========

   (c) Rate represents yield at date of purchase.



                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund /
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                        Summary of Securities by Country


                                                               % of Total
                                    Country                     Securities
Summary of Securities by Country    Abbrev.        Value        at Value
--------------------------------   ---------   -------------   -----------
         United States   .......                $70,425,728        86.4%
         Netherlands  ..........      Ne          5,372,446         6.6
         Canada ................      Ca          2,216,443         2.7
         United Kingdom  .......      UK          1,357,250         1.6
         Australia .............      Au            554,787         0.7
         Denmark   .............      De            550,168         0.7
         Norway ................      No            384,731         0.5
         France ................      Fr            312,353         0.4
         Spain  ................      Sp            243,962         0.3
         Italy  ................      It             51,838         0.1
                                               ------------      ------
                                                $81,469,706       100.0%
                                               ============      ======


Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund /
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


Assets:
Investments, at market value (Identified cost $55,777,706)  .....................   $81,469,706
Short-term obligations  .........................................................     6,792,868
Cash (including foreign currencies) .............................................         2,933
Dividends and interest receivable   .............................................       167,543
Receivable for fund shares sold  ................................................       135,370
Unamortized organization expenses   .............................................         5,369
Other assets   ..................................................................         3,411
                                                                                    ------------
  Total assets ..................................................................    88,577,200
                                                                                    ------------
Liabilities:
Payable for fund shares repurchased .............................................       141,031
Management fee payable  .........................................................        45,894
Bookkeeping fee payable    ......................................................         3,452
Transfer agent fee payable    ...................................................           625
Accrued expenses payable   ......................................................        16,195
                                                                                    ------------
  Total liabilities  ............................................................       207,197
                                                                                    ------------
Net assets  .....................................................................   $88,370,003
                                                                                    ============
Net assets represented by:
 Paid-in capital  ...............................................................   $55,940,805
 Accumulated undistributed net investment income   ..............................       829,066
 Accumulated net realized gains on investments and foreign currency transactions      5,908,848
 Net unrealized appreciation on investments and foreign currency transactions        25,691,284
                                                                                    ------------
Total net assets applicable to shares of beneficial interest outstanding   ......   $88,370,003
                                                                                    ============
Shares of beneficial interest outstanding    ....................................     5,455,315
                                                                                    ============
Net asset value per share  ......................................................   $     16.20
                                                                                    ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment income:
Dividends (net of nonrebatable foreign taxes withheld at source of $30,879)......    $  864,822
Interest income   ...............................................................       311,386
                                                                                    ------------
  Total investment income  ......................................................     1,176,208
                                                                                    ------------
Expenses:
 Management fee   ...............................................................       282,267
 Bookkeeping fee  ...............................................................        21,068
 Transfer agent fee  ............................................................         3,750
 Audit fee  .....................................................................        10,232
 Printing expense ...............................................................         6,370
 Trustees' expense   ............................................................         4,192
 Custodian fee ..................................................................         4,107
 Legal fee  .....................................................................         1,003
 Amortization of organization expense  ..........................................         2,663
 Miscellaneous expense  .........................................................         6,676
                                                                                    ------------
  Total expenses  ...............................................................       342,328
                                                                                    ------------
Net investment income   .........................................................       833,880
Realized and unrealized gains (losses) on investments and foreign currency transactions:
 Net realized gains on investments  .............................................     5,911,239
 Net realized losses on foreign currency transactions ...........................        (3,645)
 Change in unrealized appreciation on investments and foreign currency transactions   6,025,173
                                                                                    ------------
Net increase in net assets resulting from operations  ...........................   $12,766,647
                                                                                    ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund
--------------------------------------------------------------------------------


                                                                                    (Unaudited)
                                                                                  Six Months Ended      Year Ended
                                                                                      June 30,         December 31,
                                                                                        1997               1996
                                                                                 ------------------   --------------
Operations:
 Net investment income  ......................................................     $     833,880      $ 1,667,134
 Net realized gains on investments  ..........................................         5,911,239        3,883,301
 Net realized gains (losses) on foreign currency transactions  ...............            (3,645)          10,848
 Unrealized appreciation on investments and foreign currency transactions  ...         6,025,173        8,029,922
                                                                                   -------------      ------------
 Net increase in net assets resulting from operations ........................        12,766,647       13,591,205
                                                                                   -------------      ------------
Distributions declared from:
 Net investment income  ......................................................                --       (1,744,707)
 Net realized gains  .........................................................                --       (3,888,095)
                                                                                   -------------      ------------
 Total distributions .........................................................                --       (5,632,802)
                                                                                   -------------      ------------
Fund share transactions:
 Proceeds from fund shares sold  .............................................        12,909,493       18,289,038
 Cost of fund shares repurchased .............................................       (30,552,977)      (9,703,359)
 Distributions reinvested  ...................................................                --        5,632,802
                                                                                   -------------      ------------
Net increase (decrease) in net assets resulting from fund share transactions         (17,643,484)      14,218,481
                                                                                   -------------      ------------
Total increase (decrease) in net assets   ....................................        (4,876,837)      22,176,884
Net assets:
 Beginning of period .........................................................        93,246,840       71,069,956
                                                                                   -------------      ------------
 End of period ...............................................................     $  88,370,003      $93,246,840
                                                                                   =============      ============
Accumulated undistributed net investment income included in ending net assets      $     829,066      $    11,633
                                                                                   =============      ============
Analysis of changes in shares of beneficial interest:
 Shares sold   ...............................................................           870,236        1,353,533
 Shares redeemed  ............................................................        (2,093,633)        (716,029)
 Distributions reinvested  ...................................................                --          402,075
                                                                                   -------------      ------------
Net increase (decrease) ......................................................        (1,223,397)       1,039,579
                                                                                   =============      ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Keyport Variable Investment Trust Colonial-Keyport Growth and Income Fund
--------------------------------------------------------------------------------


                                                                (Unaudited)
                                                                Six Months
                                                                   Ended
                                                                 June 30,
                                                            -------------------
                                                                   1997
                                                            -------------------
Per share operating performance:
Net asset value, beginning of period  .....................       $ 13.96
                                                                  --------
Net investment income (a) .................................          0.14
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions (a)   ......          2.10
                                                                  --------
Total from investment operations   ........................          2.24
                                                                  --------
Less distributions from:
 Dividends from net investment income .....................            --
 Dividends from net realized gains on investments .........            --
                                                                  --------
Total distributions .......................................            --
                                                                  ========
Net asset value, end of period  ...........................       $ 16.20
                                                                  ========
Total return:
 Total investment return (b)    ...........................         16.05***
Ratios/supplemental data:
Net assets, end of period (000) ...........................       $88,370
Ratio of net expenses to average net assets ...............          0.78%*(e)
Ratio of net investment income to average net assets ......          1.91%*(e)
Portfolio turnover ratio  .................................            13%**
Average commission rate (f)  ..............................       $0.0492



                                                                                   Year Ended December 31,
                                                            ----------------------------------------------------------------------
                                                                  1996              1995            1994            1993***
                                                            ----------------- ----------------- ------------ ---------------------
Per share operating performance:
Net asset value, beginning of period  .....................     $ 12.60          $ 10.03          $ 10.36           $ 10.00
                                                                ---------        -------          ---------         -------
Net investment income (a) .................................        0.28             0.29             0.26              0.09
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions (a)   ......        1.98             2.72            (0.34)             0.41
                                                                ---------        -------          ---------         -------
Total from investment operations   ........................        2.26             3.01            (0.08)             0.50
                                                                ---------        -------          ---------         -------
Less distributions from:
 Dividends from net investment income .....................       (0.28)           (0.25)           (0.25)            (0.11)
 Dividends from net realized gains on investments  ........       (0.62)           (0.19)              --             (0.03)
                                                                ---------        -------          ---------         -------
Total distributions .......................................       (0.90)           (0.44)           (0.25)            (0.14)
                                                                =========        =======          =========         =======
Net asset value, end of period  ...........................     $ 13.96          $ 12.60          $ 10.03           $ 10.36
                                                                =========        =======          =========         =======
Total return:
 Total investment return (b)    ...........................       17.89%           30.03%           (0.76)%            5.01%**(c)
Ratios/supplemental data:
Net assets, end of period (000) ...........................     $93,247          $71,070          $48,052           $29,298
Ratio of net expenses to average net assets ...............        0.79%(e)         0.81%(e)         0.87%             1.00%*(d)
Ratio of net investment income to average net assets ......        2.02%(e)         2.51%(e)         2.82%             2.32%*(c)
Portfolio turnover ratio  .................................          24%              79%              55%                8%**
Average commission rate (f)  ..............................     $0.0383               --               --                --

  * Annualized
 ** Not Annualized.
*** For the period from the commencement of operations July 1, 1993 to
    December 31, 1993.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Computed giving effect to Manager's expense limitation undertaking.
(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.23% (annualized) for the period ended December 31, 1993.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net benefits received, if any.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Keyport Variable Investment Trust Colonial-Keyport Utilities Fund / June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------



                                                    Shares        Value
                                                   --------   -------------
COMMON STOCKS & CONVERTIBLES--83.5%
Transportation, Communications, Electric,
   Gas & Sanitary Services--83.5%
Communications--28.1%
360 Communications Co. (a)    ..................     1,500     $    25,500
Ameritech Corp.   ..............................    32,400       2,201,175
Bell Atlantic Corp.  ...........................    13,000         986,375
BellSouth Corp.   ..............................    42,000       1,947,750
Citizens Utilities Co., 5%
   Convertible Preferred   .....................     5,000         218,750
Frontier Corp.    ..............................    18,400         366,850
GTE Corp.   ....................................    37,000       1,623,375
Lucent Technologies, Inc.  .....................     4,000         288,250
NYNEX Corp.    .................................    36,500       2,103,313
SBC Communications, Inc.   .....................    37,511       2,320,993
US West Communications Group   .                    27,500       1,036,406
US West Media Group (a)    .....................     8,000         162,000
                                                               ------------
                                                                13,280,737
                                                               ------------
Electric, Gas & Sanitary Services--1.5%
CMS Energy Corp., Class G  .....................    20,000         397,500
North Carolina Natural Gas Corp.                    10,000         333,750
                                                               ------------
                                                                   731,250
                                                               ------------
Electric Services--41.4%
American Electric Power Co., Inc.                   19,500         817,781
Boston Edison Co.    ...........................    10,000         263,750
CMS Energy Corp.  ..............................    25,000         884,375
Carolina Power & Light Co.    ..................    17,000         609,875
Cincinnati Gas & Electric Co.    ...............    43,500       1,514,344
DPL, Inc.   ....................................    57,000       1,403,625
DTE Energy Co.    ..............................    25,000         690,625
Duke Power Co.    ..............................    17,233         826,088
Eastern Utilities Associates  ..................    11,300         206,225
Edison International    ........................    35,000         870,625
Entergy Corp.  .................................     6,200         169,725
FPL Group, Inc.   ..............................    34,000       1,566,125
GPU, Inc.   ....................................    36,000       1,291,499
Houston Industries, Inc.   .....................    29,100         623,831
IES Industries, Inc.    ........................    11,100         327,450
Kansas City Power & Light Co.    ...............    22,500         641,250
MidAmerican Energy Co.  ........................    20,000         346,250
Ohio Edison Co.   ..............................    11,700         255,206
PacifiCorp  ....................................    52,000       1,140,750
Pinnacle West Capital Corp.   ..................    15,000         450,938
Portland General Corp.  ........................    19,000         754,063
Public Service Co. of Colorado   ...............    23,500         975,250
Public Service Enterprise Group,
   Inc.  .......................................     7,500         187,500
Puget Sound Power & Light Co.    ...............     2,700          71,550
Rochester Gas & Electric Corp.   ...............     1,600          33,700
Scana Corp.    .................................    10,000         248,125
Sierra Pacific Resources   .....................    15,000     $   480,000
Southern Co.   .................................    34,000         743,750
Texas Utilities Co.  ...........................    30,000       1,033,125
Utilicorp United, Inc.  ........................     5,200         151,450
                                                               ------------
                                                                19,578,850
                                                               ------------
Gas Services--12.5%
MCN Energy Group, Inc.,
   PRIDES, 8.75%  ..............................    40,000       1,225,000
MDU Resources Group, Inc.  .....................     7,500         180,000
ONEOK Inc.  ....................................    30,000         965,625
Pacific Enterprises  ...........................    15,500         521,188
Peoples Energy Corp.    ........................     6,000         224,625
Public Service Co. of
   North Carolina    ...........................    20,000         383,750
UGI Corp.   ....................................    19,000         420,375
Williams Companies, Inc.   .....................    38,500       1,684,375
Williams Cos., Inc., $3.50
   Convertible Preferred   .....................     3,000         304,575
                                                               ------------
                                                                 5,909,513
                                                               ------------
Total Common Stocks & Convertibles
   (Cost of $30,710,842)   ...............................      39,500,350
                                                               ------------
PREFERRED STOCKS--8.2%
Transportation, Communications, Electric, Gas &
   Sanitary Service--8.2%
Electric Services--6.9%
Arizona Public Servic Co.,
   $1.8125, Series W ...........................    12,000         307,500
Baltimore Gas & Electric Co.,
   6.75%, Series 1987   ........................     1,451         142,470
Commonwealth Edison Co., 7.24%                       5,500         513,906
Montana Power Co., $6.875  .....................     5,000         515,750
Northern Indiana Public Service
   Co., 7.44%  .................................     1,000          99,710
Peco Energy Co., 7.48%  ........................     2,000         217,124
PSI Energy, Inc.:
   6.875%   ....................................     4,000         409,124
   7.44%    ....................................    13,000         331,500
TU Electric Capital, TOPRS, 8.25%                   28,000         710,500
                                                               ------------
                                                                 3,247,584
                                                               ------------
Gas Services--1.3%
Enron Corp., MIPS, 8.00%   .....................    20,000         502,500
MCN Energy Group, Inc.,
   PRIDES, 8.75%  ..............................     2,500          69,688
Pacific Enterprises, $4.50 .....................       550          37,950
                                                               ------------
                                                                   610,138
                                                               ------------
Total Preferred Stocks
   (Cost of $4,234,448) ........................                 3,857,722
                                                               ------------
Total Investments
   (Cost of $34,945,290)   .....................                43,358,072
                                                               ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Keyport Variable Investment Trust Colonial-Keyport Utilities Fund / June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


                                           Shares         Value
                                         -----------   ------------
SHORT-TERM OBLIGATIONS--8.0%
Federal Home Loan Mortgage
   Corp., 6.000% (c) 07/01/97   ......   3,780,000     $ 3,779,370
                                                       ------------
Other Assets & Liabilities, Net--0.3%    .........         158,076
                                                       ------------
Net Assets--100%    ..............................     $47,295,518
                                                       ============



Notes to investment portfolio:
(a) Non-income producing.
(b) The cost for federal income tax purposes is $34,947,633. Gross unrealized appreciation and depreciation at June 30, 1997 is as follows:

        Gross unrealized appreciation    $9,183,424
        Gross unrealized depreciation      (772,985)
                                         ----------
        Net unrealized appreciation      $8,410,439
                                         ==========

(c) Rate represents yield at date of purchase.


       Acronym                  Name
       -------                  ----
       TOPRS       Trust Originated Preferred
                   Redeemable Securities
       MIPS        Monthly Income Preferred Stock
       PRIDES      Preferred Redeemable Increased
                   Dividend Equity Securities


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Keyport Variable Investment Trust Colonial-Keyport Utilities Fund / June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


Assets:
Investments, at market value (Identified cost $34,945,290) ...............    $ 43,358,072
Short-term obligations ...................................................       3,779,370
Cash    ..................................................................           1,287
Receivable for fund shares sold    .......................................         126,514
Dividends and interest receivable  .......................................         119,407
Unamortized organization expenses  .......................................           5,511
Other assets  ............................................................           2,792
                                                                              ------------
  Total assets   .........................................................      47,392,953
                                                                              ------------
Liabilities:
Payable for fund shares repurchased   ....................................          64,676
Management fee payable    ................................................          24,951
Bookkeeping fee payable   ................................................           2,250
Transfer agent fee payable   .............................................             625
Accrued expenses payable  ................................................           4,933
                                                                              ------------
  Total liabilities    ...................................................          97,435
                                                                              ------------
Net assets    ............................................................    $ 47,295,518
                                                                              ============
Net assets represented by:
 Paid-in capital    ......................................................    $ 42,026,713
 Accumulated undistributed net investment income  ........................         936,916
 Accumulated net realized losses on investments   ........................      (4,080,262)
 Net unrealized appreciation on investments    ...........................       8,412,151
                                                                              ------------
Total net assets applicable to shares of beneficial interest outstanding      $ 47,295,518
                                                                              ============
Shares of beneficial interest outstanding   ..............................       4,120,344
                                                                              ============
Net asset value per share    .............................................    $      11.48
                                                                              ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment income:
Dividends    .............................................................    $  1,069,191
Interest income    .......................................................          66,932
                                                                              ------------
  Total investment income   ..............................................       1,136,123
                                                                              ------------
Expenses:
 Management fee    .......................................................         150,305
 Bookkeeping fee   .......................................................          13,500
 Transfer agent fee   ....................................................           3,750
 Audit fee   .............................................................           1,994
 Printing expense  .......................................................           4,198
 Trustees' fees    .......................................................           1,413
 Custodian fee  ..........................................................           2,453
 Amortization of organization expense   ..................................           2,733
 Miscellaneous expense   .................................................           2,384
                                                                              ------------
  Total expenses   .......................................................         182,730
                                                                              ------------
Net investment income    .................................................         953,393
Realized and unrealized gains on investments:
 Net realized gains on investments   .....................................         628,697
 Change in unrealized appreciation on investments   ......................       1,683,388
                                                                              ------------
Net increase in net assets resulting from operations   ...................    $  3,265,478
                                                                              ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Keyport Variable Investment Trust Colonial-Keyport Utilities Fund
--------------------------------------------------------------------------------


                                                                                 (Unaudited)             Year
                                                                               Six Months Ended         Ended
                                                                                   June 30,          December 31,
                                                                                     1997                1996
                                                                              ------------------   ----------------
Operations:
 Net investment income  ...................................................     $    953,393        $   2,111,597
 Net realized gains (losses) on investments  ..............................          628,697              (45,156)
 Unrealized appreciation on investments   .................................        1,683,388              871,144
                                                                                ------------        -------------
 Net increase in net assets resulting from operations    ..................        3,265,478            2,937,585
                                                                                ------------        -------------
Distributions declared from:
 Net investment income  ...................................................               --           (2,098,660)
                                                                                ------------        -------------
Fund share transactions:
 Proceeds from fund shares sold  ..........................................        2,339,534            5,054,022
 Cost of fund shares repurchased    .......................................       (6,216,291)         (11,681,570)
 Distributions reinvested  ................................................               --            2,098,660
                                                                                ------------        -------------
Net decrease in net assets resulting from fund share transactions    ......       (3,876,757)          (4,528,888)
                                                                                ------------        -------------
Total decrease in net assets  .............................................         (611,279)          (3,689,963)
Net assets:
 Beginning of period    ...................................................       47,906,797           51,596,760
                                                                                ------------        -------------
 End of period    .........................................................     $ 47,295,518        $  47,906,797
                                                                                ============        =============
Accumulated undistributed (overdistributed) net investment income included
 in ending net assets   ...................................................     $    936,916        $     (16,477)
                                                                                ============        =============
Analysis of changes in shares of beneficial interest:
 Shares sold   ............................................................          214,121              478,345
 Shares redeemed  .........................................................         (569,892)          (1,111,326)
 Distributions reinvested  ................................................               --              194,321
                                                                                ------------        -------------
Net decrease   ............................................................         (355,771)            (438,660)
                                                                                ============        =============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Keyport Variable Investment Trust Colonial-Keyport Utilities Fund
--------------------------------------------------------------------------------


                                                         (Unaudited)
                                                         Six Months
                                                            Ended
                                                          June 30,
                                                     -------------------
                                                            1997
                                                     -------------------
Per share operating performance:
Net asset value, beginning of period    ............       $ 10.70
                                                           --------
Net investment income (a)   ........................          0.22
Net realized and unrealized gains (losses) on
 investments (a)   .................................          0.56
                                                           --------
Total from investment operations  ..................          0.78
                                                           --------
Less distributions from:
 Dividends from net investment income   ............            --
                                                           --------
Net asset value, end of period    ..................       $ 11.48
                                                           ========
Total return:
 Total investment return (b)   .....................          7.29%**
Ratios/supplemental data:
Net assets, end of period (000)   ..................       $47,296
Ratio of net expenses to average net assets   ......          0.78%*(e)
Ratio of net investment income to average net assets          4.09%*(e)
Portfolio turnover ratio    ........................             4%**
Average commission rate (f)    .....................       $0.0446



                                                                              Year Ended December 31,
                                                     -------------------------------------------------------------------------
                                                           1996              1995            1994              1993***
                                                     ----------------- ----------------- ------------- -----------------------
Per share operating performance:
Net asset value, beginning of period    ............    $ 10.50           $  8.11         $  9.65             $ 10.00
                                                        ---------         -------         ---------           -------
Net investment income (a)   ........................       0.46              0.46            0.54                0.18
Net realized and unrealized gains (losses) on
 investments (a)   .................................       0.23              2.39           (1.53)              (0.35)
                                                        ---------         -------         ---------           -------
Total from investment operations  ..................       0.69              2.85           (0.99)              (0.17)
                                                        ---------         -------         ---------           -------
Less distributions from:
 Dividends from net investment income   ............      (0.49)            (0.46)          (0.55)              (0.18)
                                                        ---------         -------         ---------           -------
Net asset value, end of period    ..................    $ 10.70           $ 10.50         $  8.11             $  9.65
                                                        =========         =======         =========           =======
Total return:
 Total investment return (b)   .....................       6.53%            35.15%         (10.27)%             (1.70)%**(c)
Ratios/supplemental data:
Net assets, end of period (000)   ..................    $47,907           $51,597         $38,156             $54,441
Ratio of net expenses to average net assets   ......       0.81%(e)          0.83%(e)        0.86%               1.00%*(d)
Ratio of net investment income to average net assets       4.36%(e)          4.98%(e)        5.80%               5.10%*(c)
Portfolio turnover ratio    ........................         14%               18%             16%                  2%**
Average commission rate (f)    .....................    $0.0468                --              --                  --

  * Annualized
 ** Not Annualized
*** For the period from the commencement of operations July 1, 1993 to
    December 31, 1993.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Computed giving effect to Manager's expense limitation undertaking.
(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, this ratio would have been 1.09% (annualized) for the period ended December 31, 1993.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Keyport Variable Investment Trust Colonial-Keyport International Fund For
Growth / June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


                                          Country
                                          Abbrev.     Shares       Value
                                         --------- ------------ ------------
COMMON STOCKS--86.9%
Agriculture, Forestry & Fishing--0.2%
Agricultural Services--0.2%
PT Chareon Pokphand
   Indonesia    ........................    In         162,500   $   73,498
                                                                 -----------
Construction--1.7%
Building Construction--0.1%
Property Perfect Public Co.,
   Ltd. (a)  ...........................    Th         128,000       49,411
                                                                 -----------
Non-Building Construction--1.6%
Compagnie Generale des
   Eaux   ..............................    Fr           2,755      352,779
Kaneshita Construction   ...............    Ja          13,000      101,505
Sino Thai Engineering &
   Construction Public Co.,
   Ltd. (a)  ...........................    Th          28,600       79,490
                                                                 -----------
                                                                    533,774
                                                                 -----------
Finance, Insurance & Real Estate--18.2%
Depository Institutions--6.7%
Banco Latinoamericano de
   Exportaciones SA   ..................    Po           9,200      396,750
Banco Popolare di Milano    ............    It          65,800      395,421
Banque Nationale
   de Paris (a)    .....................    Fr          12,200      502,481
Generale de Banque SA    ...............    Be           1,155      444,280
Generale de Banque SA
   STRIPS (a)   ........................    Be             105           47
Kookmin Bank (a)   .....................    Ko             625       11,788
Korea Exchange Bank   ..................    Ko          48,591      320,111
Siam Commercial Bank  ..................    Th          36,000      147,307
                                                                 -----------
                                                                  2,218,185
                                                                 -----------
Financial Services--0.0%
Industrial Finance Corp. of
   Thailand  ...........................    Th          10,500       13,706
                                                                 -----------
Holding Companies--1.7%
Fortis Amev NV  ........................    Ne          12,586      552,062
                                                                 -----------
Insurance Carriers--1.0%
Reinsurance Australia Corp. ............    Au         112,599      340,335
                                                                 -----------
Holding & Other Investment Companies--3.1%
Fleming Russia Securities
   Fund (a)  ...........................    Ru          21,000      498,750
Japan OTC Equity Fund,
   Inc. (a)  ...........................    Ja             170      127,500
World Equity Benchmark
   Share (a)    ........................    Ja          27,000      381,510
                                                                 -----------
                                                                  1,007,760
                                                                 -----------
Nondepository Credit Institutions--1.9%
Promise Co., Ltd.  .....................    Ja          11,000      629,531
                                                                 -----------
Real Estate--2.6%
Diligentia Ab (a)  .....................    Sw          28,700   $  349,411
IOI Properties  ........................    Ma          62,000      117,885
Kawasan Industri Jabebeka ..............    In         291,000      388,874
                                                                 -----------
                                                                    856,170
                                                                 -----------
Security Brokers & Dealers--1.2%
Kokusai Securities Co., Ltd. ...........    Ja          24,000      211,472
L.G. Securities (a)   ..................    Ko          16,000      194,595
                                                                 -----------
                                                                    406,067
                                                                 -----------
Manufacturing--35.8%
Apparel--0.9%
Tokyo Style  ...........................    Ja          21,000      291,298
                                                                 -----------
Chemicals & Allied Products--5.3%
Henkel KGAA  ...........................     G           1,067       56,546
Indian Petrochemicals Corp.,
   Ltd. GDR  ...........................    In          15,800      221,200
Kemira Oy    ...........................    Fi          23,300      219,566
Norsk Hydro A/S    .....................    No           8,200      446,558
PT Evershine Textile
   Industry  ...........................    In         427,396      166,950
Reliance Industries Ltd. GDR                In           6,000      138,000
SmithKline Beecham PLC   ...............    UK          24,427      449,469
Yizheng Chemical Fibre Co.,
   Ltd.   ..............................    HK         284,000       50,590
                                                                 -----------
                                                                  1,748,879
                                                                 -----------
Electronic & Electrical Equipment--7.9%
Alcatel Alsthom    .....................    Fr           3,455      432,426
Koor Industries Ltd. ADR    ............    UK           8,200      144,525
LG Electronics  ........................    Ko          13,900      260,215
Matsushaita Electric
   Industrial Co.  .....................    Ja          29,000      584,427
Moulinex (a)    ........................    Fr          15,600      427,107
Murata Manufacturing Co.,
   Ltd.   ..............................    Ja          12,000      473,195
Samsung Electronics GDR
   Rights (expires 09/01/97)............    Ko             183        5,957
Samsung Electronics
   Preferred, GDR  .....................    Ko          10,064      271,728
Samsung Electronics (a)  ...............    Ko             227       13,166
                                                                 -----------
                                                                  2,612,746
                                                                 -----------
Food & Kindred Products--0.7%
Perdigao SA Comercio e
   Industria    ........................    Br      70,000,000      165,815
Vitasoy International
   Holdings Ltd.   .....................    HK         133,000       59,659
                                                                 -----------
                                                                    225,474
                                                                 -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Keyport Variable Investment Trust Colonial-Keyport International Fund For
Growth / June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------



                                    Country
                                    Abbrev.    Shares       Value
                                   --------- ----------- ------------
Machinery & Computer Equipment--6.9%
Agiv-AG   ........................     G         16,300   $  371,208
Bucher Holding  ..................    Sz            160      166,404
Canon, Inc.  .....................    Ja         16,000      435,507
Hitachi Ltd.    ..................    Ja         42,000      469,008
Mannesmann AG   ..................     G          1,070      476,318
Mori Seiki   .....................    Ja         22,000      353,152
                                                          -----------
                                                           2,271,597
                                                          -----------
Paper Products--3.8%
Enso-Gutzeit Oy    ...............    Fi         49,500      456,941
Metro Pacific Corp.   ............    Ph      1,323,000      285,908
Metsa-Serla Oy  ..................    Fi         61,600      501,112
                                                          -----------
                                                           1,243,961
                                                          -----------
Petroleum Refining--4.0%
NESTE Oy  ........................    Fi         13,100      347,667
YPF Sociedad Anonima ADR              Ar         16,500      507,375
Yukong Ltd.  .....................    Ko         19,800      479,393
                                                          -----------
                                                           1,334,435
                                                          -----------
Primary Metal--3.8%
Avesta Sheffield (a)  ............    Sw         45,900      532,062
Svenskt Stal AB (SAAB),
   Series B  .....................    Sw         30,000      610,025
TransTec PLC    ..................    UK         74,222      117,980
                                                          -----------
                                                           1,260,067
                                                          -----------
Stone, Clay, Glass & Concrete--0.7%
Companion Building
   Materials, Ltd.    ............    HK      1,365,600      100,477
N.V. Koninklijke Sphinx
   Gustavberg   ..................    Ne         11,546      121,685
                                                          -----------
                                                             222,162
                                                          -----------
Textile Mill Products--0.4%
Companhia de Tecidos
   Norte de Minas  ...............    Br        350,000      136,879
                                                          -----------
Transportation Equipment--1.4%
Suzuki Motor Co., Ltd.   .........    Ja         38,000      480,698
                                                          -----------
Mining & Energy--4.2%
Coal Mining--0.7%
Samchully Co.   ..................    Ko          3,633      243,111
                                                          -----------
Crude Petroleum & Natural Gas--3.0%
Compagnie Francaise de
   Petroleum Total B  ............    Fr          5,389      544,353
Saga Petroleum A/S    ............    No         23,100      438,246
                                                          -----------
                                                             982,599
                                                          -----------
Metal Mining--0.5%
Southern Peru Copper Co.    ......     $          8,100      157,950
                                                          -----------
Retail Trade--7.1%
Auto Dealers & Gas Stations--1.7%
Inchcape PLC    ..................    UK        121,472      572,181
                                                          -----------
Food Stores--2.4%
Jardine Matheson Holdings
   Ltd. ADR (a)    ...............    Ja         37,103   $  263,432
Jusco Co. Ltd.  ..................    Ja         16,000      540,196
                                                          -----------
                                                             803,628
                                                          -----------
General Merchandise Stores--3.0%
Globex Utilidades SA  ............    Br         15,600      231,863
Ito-Yokado Co., Ltd.  ............    Ja          9,000      522,137
PT Matahari Putra Prima  .........    In        126,000      253,863
                                                          -----------
                                                           1,007,863
                                                          -----------
Services--2.4%
Business Services--1.0%
Ing C. Olivetti & SPA (a)   ......    It        942,000      267,733
Intrum Justitia    ...............    UK         32,186       48,215
                                                          -----------
                                                             315,948
                                                          -----------
Health Services--1.4%
Biora AB ADR (a)   ...............     $          5,500       98,313
Novartis  ........................    Sz            230      367,308
                                                          -----------
                                                             465,621
                                                          -----------
Transportation, Communication, Electric,
   Gas & Sanitary Services--13.4%
Air Transportation--1.0%
Helikopter Service A/S   .........    No         26,000      333,574
                                                          -----------
Communications--7.9%
DDI Corp.    .....................    Ja             44      324,746
Korea Mobile
   Telecommunications Corp.           Ko            130       97,512
Portugal Telecom ADR  ............    Po          8,000      321,000
Royal Koninklijke PTT
   Nederland NV    ...............    Ne         11,583      454,096
Tele-Communications
   International, Inc. (a)  ......     $         26,700      412,181
Telecom Argentina SA ADR .........    Ar          6,500      341,250
Telecom Italia  ..................    It        135,000      433,703
Telecom Italia SPA    ............    It        114,000      228,269
                                                          -----------
                                                           2,612,757
                                                          -----------
Gas Services--2.1%
British Gas Corp.  ...............    UK        143,000      526,016
Centrica PLC (a)   ...............    UK        130,000      158,497
                                                          -----------
                                                             684,513
                                                          -----------
Water Transportation--2.4%
Danzas Holding  ..................    Sz          1,015      197,930
Hong Kong Ferry Holdings
   Co.    ........................    HK        101,000      195,560
Precious Shipping Public
   Co., Ltd.    ..................    Th         65,500      179,521
Transportacion Maritima
   Mexicana ADR    ...............    Mx         35,400      219,037
                                                          -----------
                                                             792,048
                                                          -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Keyport Variable Investment Trust Colonial-Keyport International Fund For
Growth / June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------




                                 Country
                                 Abbrev.    Shares       Value
                                --------- ----------- ------------
Wholesale Trade--3.9%
Durable Goods--3.9%
Brierley Investments Ltd.   ...    NZ        388,000   $   379,902
Celsis International PLC (a)       UK        103,185       159,724
Powerscreen International
   PLC    .....................    UK         25,800       281,061
Yamazen Corp. (a)  ............    Ja        101,000       457,309
                                                       ------------
                                                         1,277,996
                                                       ------------
Total Common Stocks
   (Cost of $25,937,790) ......                         28,758,484
                                                       ------------
PREFERRED STOCKS--2.6%
Manufacturing--2.6%
Chemicals & Allied Products--1.4%
Henkel KGAA  ..................     G          7,733       438,607
Samsung Electronics NV   ......    Ko            400        19,146
Yukong, Ltd. GDR (a)  .........     $          2,900        16,385
                                                       ------------
                                                           474,138
                                                       ------------
Fabricated Metal--1.2%
Freidrich Grohe Ag
   Vorzugsak    ...............     G          1,200       371,251
                                                       ------------
Total Preferred Stocks
   (Cost of $314,930) .........                            845,389
                                                       ------------
Warrants--0.0%
Compagnie Generale des
   Eaux (expires 05/02/01)
   (cost of $1,864)............    Fr          2,755   $     1,649
                                                       ------------
Total Investments
   (Cost of $26,254,584) ......                         29,605,522
                                                       ------------
SHORT-TERM OBLIGATIONS--10.4%
Federal Home Loan
   Mortgage Corp.
   6.000% (c) 07/01/97   ......            3,456,000     3,455,424
                                                       ------------
Other Assets & Liabilities,
   Net--0.1% ..................                             28,539
                                                       ------------
Net Assets--100.0%    .........                        $33,089,485
                                                       ============


Notes to investment portfolio:
(a) Non-income producing.
(b) The cost for federal income tax purposes is $26,369,380. Gross unrealized appreciation and depreciation at June 30, 1997 is as follows:

        Gross unrealized appreciation    $  5,530,813
        Gross unrealized depreciation      (2,294,671)
                                         ------------
        Net unrealized appreciation      $  3,236,142
                                         ============

(c) Rate represents yield at date of purchase.

                     Acronym                 Name
                     -------                 ----
                     ADR         American Depository Receipt
                     GDR         Global Depository Receipt
                     STRIP       Separately Traded Receipt of
                                 Interest and Principal


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Keyport Variable Investment Trust Colonial-Keyport International Fund For
Growth / June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                        Summary of Securities by Country


                                                               % of Total
                                   Country                     Securities
Country                            Abbrev.        Value        at Value
-------------------------------   ---------   -------------   -----------
Japan  ........................      Ja        $ 6,646,623        22.4%
France ........................      Fr          2,260,795         7.6
Germany   .....................       G          1,713,930         5.8
Korea  ........................      Ko          1,596,611         5.4
United Kingdom  ...............      UK          2,457,668         8.3
Sweden ........................      Sw          1,491,498         5.0
Italy  ........................      It          1,325,126         4.5
Indonesia .....................      In          1,242,385         4.2
Norway ........................      No          1,218,378         4.1
Finland   .....................      Fi          1,525,286         5.2
Netherlands  ..................      Ne          1,127,843         3.8
Argentina .....................      Ar            848,625         2.9
Switzerland  ..................      Sz            731,642         2.5
Hong Kong .....................      HK            726,397         2.5
Portugal  .....................      Po            717,750         2.4
United States   ...............       $            684,829         2.3
Brazil ........................      Br            534,557         1.8
Russia ........................      Ru            498,750         1.7
Thailand  .....................      Th            469,435         1.6
Belgium   .....................      Be            444,327         1.5
New Zealand  ..................      NZ            379,902         1.3
Australia .....................      Au            340,335         1.1
Philippines  ..................      Ph            285,908         1.0
Mexico ........................      Mx            219,037         0.7
Malaysia  .....................      Ma            117,885         0.4
                                               ------------     ------
                                               $29,605,522       100.0%
                                               ============     ======

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Keyport Variable Investment Trust Colonial-Keyport International Fund for
Growth / June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


Assets:
Investments, at market value (Identified cost $26,254,584)   .....................   $29,605,522
Short-term obligations   .........................................................     3,455,424
Cash (including foreign currencies)  .............................................        68,066
Receivable for investments sold   ................................................       136,671
Dividends, tax reclaims and interest receivable  .................................        98,481
Receivable for fund shares  ......................................................        51,827
Unamortized organization expenses ................................................         7,927
Other assets    ..................................................................         5,967
                                                                                     ------------
  Total assets  ..................................................................    33,429,885
                                                                                     ------------
Liabilities:
Payable for investments bought    ................................................       226,423
Payable for fund shares repurchased  .............................................        48,778
Management fee payable   .........................................................        23,494
Bookkeeping fee payable  .........................................................         2,250
Transfer agent fee payable  ......................................................           625
Accrued expenses payable    ......................................................        38,830
                                                                                     ------------
  Total liabilities   ............................................................       340,400
                                                                                     ------------
Net assets   .....................................................................   $33,089,485
                                                                                     ============
Net assets represented by:
 Paid-in capital   ...............................................................   $28,356,940
 Accumulated undistributed net investment income    ..............................       171,573
 Accumulated net realized gains on investments and foreign currency transactions       1,212,774
 Net unrealized appreciation on investments and foreign currency transactions  ...     3,348,198
                                                                                     ------------
Total net assets applicable to outstanding shares of beneficial interest .........   $33,089,485
                                                                                     ============
Shares of beneficial interest outstanding  .......................................    14,777,191
                                                                                     ============
Net asset value per share   ......................................................   $      2.24
                                                                                     ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment income:
Dividends (net of nonrebatable foreign taxes withheld at source of $49,160) ......    $  354,295
Interest income    ...............................................................        54,930
                                                                                     ------------
  Total investment income   ......................................................       409,225
                                                                                     ------------
Expenses:
 Management fee    ...............................................................       128,182
 Bookkeeping fee   ...............................................................        13,500
 Transfer agent fee   ............................................................         3,750
 Audit fee   .....................................................................        12,127
 Printing expense  ...............................................................         1,810
 Trustees' expense ...............................................................         2,172
 Custodian fee  ..................................................................        47,241
 Legal fee   .....................................................................         2,715
 Amortization of organization expense   ..........................................         2,141
 Miscellaneous expense   .........................................................         3,250
                                                                                     ------------
  Total expenses   ...............................................................       216,888
                                                                                     ------------
Net investment income    .........................................................       192,337
Realized and unrealized gains (losses) on investments and foreign currency transactions:
 Net realized gains on investments   .............................................     1,164,856
 Net realized losses on foreign currency transactions  ...........................       (12,214)
 Change in unrealized appreciation on investments and foreign currency transactions    2,747,831
                                                                                     ------------
Net increase in net assets resulting from operations   ...........................   $ 4,092,810
                                                                                     ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Keyport Variable Investment Trust Colonial-Keyport International Fund for
Growth
--------------------------------------------------------------------------------


                                                                                   (Unaudited)
                                                                                   Six Months
                                                                                      Ended          Year Ended
                                                                                    June 30,        December 31,
                                                                                      1997              1996
                                                                                 ---------------   --------------
Operations:
 Net investment income  ......................................................    $    192,337     $   207,697
 Net realized gains on investments  ..........................................       1,164,856       1,628,143
 Net realized losses on foreign currency transactions    .....................         (12,214)        (41,603)
 Change in unrealized appreciation (depreciation) on investments and foreign
  currency transactions    ...................................................       2,747,831        (520,184)
                                                                                  ------------     ------------
 Net increase in net assets resulting from operations    .....................       4,092,810       1,274,053
                                                                                  ------------     ------------
Distributions declared from:
 Net investment income  ......................................................              --              --
 Net realized gains  .........................................................              --      (1,535,936)
                                                                                  ------------     ------------
 Total distributions    ......................................................              --      (1,535,936)
                                                                                  ------------     ------------
Fund share transactions:
 Proceeds from fund shares sold  .............................................       8,320,466       6,030,306
 Cost of fund shares repurchased .............................................      (5,916,838)     (3,475,389)
 Distributions reinvested  ...................................................              --       1,535,936
                                                                                  ------------     ------------
Net increase in net assets resulting from fund share transactions    .........       2,403,628       4,090,853
                                                                                  ------------     ------------
Total increase in net assets  ................................................       6,496,438       3,828,970
Net assets:
 Beginning of period    ......................................................      26,593,047      22,764,077
                                                                                  ------------     ------------
 End of period ...............................................................    $ 33,089,485     $26,593,047
                                                                                  ------------     ------------
Accumulated undistributed (overdistributed) net investment income included in
 ending net assets   .........................................................    $    171,573     $    (3,447)
                                                                                  ============     ============
Analysis of changes in shares of beneficial interest:
 Shares sold   ...............................................................       4,084,963       2,963,621
 Shares redeemed  ............................................................      (2,905,203)     (1,708,699)
 Distributions reinvested  ...................................................              --         787,660
                                                                                  ------------     ------------
Net increase   ...............................................................       1,179,760       2,042,582
                                                                                  ============     ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Keyport Variable Investment Trust Colonial-Keyport International Fund for
Growth
--------------------------------------------------------------------------------


                                                                 (Unaudited)
                                                                  Six Months
                                                                    Ended
                                                                   June 30,
                                                              ------------------
                                                                     1997
                                                              ------------------
Per share operating performance:
Net asset value, beginning of period    .....................     $  1.96
                                                                  --------
Net investment income (a)   .................................        0.01
Net realized and unrealized gains (losses) on investments and
 foreign currency transactions (a)   ........................        0.27
                                                                  --------
Total from investment operations  ...........................        0.28
                                                                  --------
Less distributions from:
 Dividends from net investment income   .....................          --
 Dividends from net realized gains on investments   .........          --
                                                                  --------
 Total distributions  .......................................          --
                                                                  --------
Net asset value, end of period    ...........................     $  2.24
                                                                  ========
Total return:
 Total investment return (b)   ..............................       14.29%**
Ratios/supplemental data:
Net assets, end of period (000)   ...........................     $33,089
Ratio of net expenses to average net assets   ...............        1.51%*(c)
Ratio of net investment income to average net assets   ......        1.34%*(c)
Portfolio turnover ratio    .................................          16%**
Average commission rate (d)    ..............................     $0.0070



                                                                                                     Period
                                                                                                     Ended
                                                                   Year Ended December 31,        December 31,
                                                              --------------------------------- ----------------
                                                                    1996             1995           1994***
                                                              ---------------- ---------------- ----------------
Per share operating performance:
Net asset value, beginning of period    .....................     $  1.97          $  1.88          $  2.00
                                                                  ---------        -------          -------
Net investment income (a)   .................................        0.02             0.01               --
Net realized and unrealized gains (losses) on investments and
 foreign currency transactions (a)   ........................        0.09             0.10            (0.12)
                                                                  ---------        -------          -------
Total from investment operations  ...........................        0.11             0.11            (0.12)
                                                                  ---------        -------          -------
Less distributions from:
 Dividends from net investment income   .....................          --            (0.02)              --
 Dividends from net realized gains on investments   .........       (0.12)              --               --
                                                                  ---------        -------          -------
 Total distributions  .......................................       (0.12)           (0.02)              --
                                                                  ---------        -------          -------
Net asset value, end of period    ...........................     $  1.96          $  1.97          $  1.88
                                                                  =========        =======          =======
Total return:
 Total investment return (b)   ..............................        5.61%            5.85%           (6.00)%**
Ratios/supplemental data:
Net assets, end of period (000)   ...........................     $26,593          $22,764          $19,146
Ratio of net expenses to average net assets   ...............        1.40%(c)         1.40%(c)         1.74%*
Ratio of net investment income to average net assets   ......        0.84%(c)         0.75%(c)         0.13%*
Portfolio turnover ratio    .................................         114%              40%              31%**
Average commission rate (d)    ..............................     $0.0010               --               --

  * Annualized
 ** Not Annualized
*** For the period from the commencement of operations May 2, 1994 to December
    31, 1994.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund / June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


                                            Par        Value
                                         ---------- ------------
BONDS & NOTES--90.6%
CORPORATE FIXED-INCOME BONDS
   & NOTES--39.3%
Construction--0.4%
Building Construction
USG Corp., 9.250% 09/15/01  ............ $250,000   $  265,455
                                                    -----------
Manufacturing--14.4%
Chemicals and Allied Products--2.2%
Agricultural Minerals Co., L.P.,
   10.750% 09/30/03   ..................  200,000      212,500
Revlon Worldwide Corp., (a)
   03/15/98  ...........................  500,000      473,750
Sterling Chemicals, Inc., 11.250%
   04/01/07 (b) ........................  600,000      637,500
                                                    -----------
                                                     1,323,750
                                                    -----------
Electronic & Electrical Equipment--2.0%
LDM Technologies, Inc., 10.750%
   01/15/07  ...........................  600,000      634,500
Unisys Corp., 11.750% 10/15/04 .........  500,000      542,500
                                                    -----------
                                                     1,177,000
                                                    -----------
Fabricated Metal--2.2%
Euramax International, PLC,
   11.250% 10/01/06 (c)  ...............  250,000      268,750
Renco Metals, Inc., 11.500%
   07/01/03  ...........................  500,000      535,000
U.S. Can Corp., 10.125% 10/15/06          500,000      532,500
                                                    -----------
                                                     1,336,250
                                                    -----------
Lumber & Wood Products--0.4%
Triangle Pacific Corp., 10.500%
   08/01/03  ...........................  250,000      265,000
                                                    -----------
Machinery & Computer Equipment--1.0%
IMO Industries, Inc., 11.750%
   05/01/06  ...........................  500,000      598,125
                                                    -----------
Miscellaneous Manufacturing--1.6%
American Standard Co., stepped
   coupon, (10.500% 06/01/98) (d)
   06/01/05  ...........................  350,000      343,000
Borg Warner Security Corp.,
   9.625% 03/15/07 (b)   ...............  600,000      609,000
                                                    -----------
                                                       952,000
                                                    -----------
Paper Products--0.8%
Stone Container Corp., 10.750%
   10/01/02  ...........................  500,000      520,625
                                                    -----------
Primary Metal--1.8%
Algoma Steel, Inc., 12.375%
   07/15/05  ...........................  500,000      553,750
Kaiser Aluminum & Chemical
   Corp., 10.875% 10/15/06  ............  500,000      537,500
                                                    -----------
                                                     1,091,250
                                                    -----------
Stone, Clay, Glass & Concrete--0.9%
Owens-Illinois, Inc., 9.950%
   10/15/04  ........................... $500,000   $  528,750
                                                    -----------
Transportation Equipment--1.5%
Aftermarket Technology Corp.,
   Series B, 12.000% 08/01/04  .........  323,000      360,145
Collins & Aikman Products Co.,
   11.500% 04/15/06   ..................  500,000      566,250
                                                    -----------
                                                       926,395
                                                    -----------
Mining & Energy--1.3%
Crude Petroleum & Natural Gas--0.4%
Ferrellgas Finance Corp., L.P.,
   10.000% 08/01/01   ..................  250,000      260,000
                                                    -----------
Oil & Gas Extraction--0.9%
Gulf Canada Resources Ltd.,
   9.250% 01/15/04 (e)   ...............  250,000      262,188
Nuevo Energy Co., 9.500%
   04/15/06  ...........................  250,000      260,000
                                                    -----------
                                                       522,188
                                                    -----------
Retail Trade--1.8%
Food Stores--1.4%
Pathmark Stores, Inc., 9.625%
   05/01/03  ...........................  250,000      240,625
Smiths Food and Drug, 11.250%
   05/15/07  ...........................  500,000      587,500
                                                    -----------
                                                       828,125
                                                    -----------
Miscellaneous Retail--0.4%
Finlay Fine Jewelry Corp.,
   10.625% 05/01/03   ..................  250,000      264,375
                                                    -----------
Services--3.6%
Health Services--1.4%
Tenet Healthcare Corp., 10.125%
   03/01/05  ...........................  750,000      821,250
                                                    -----------
Hotels, Camps & Lodging--2.2%
Eldorado Resorts Corp., 10.500%
   08/15/06  ...........................  500,000      537,500
HMH Properties, Inc., 9.500%
   05/15/05  ...........................  250,000      260,000
Station Casinos, Inc., 10.125%
   03/15/06  ...........................  250,000      252,500
Wyndham Hotel Corp., 10.500%
   05/15/06  ...........................  250,000      282,500
                                                    -----------
                                                     1,332,500
                                                    -----------
Transportation, Communication, Electric,
   Gas & Sanitary Services--17.8%
Air Transportation--2.3%
Greenwich Air Services, Inc.,
   10.500% 06/01/06   ..................  500,000      575,000
United Airlines, Inc., 9.200%
   03/22/08  ...........................  267,975      294,432


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund / June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------




                                                Par         Value
                                            ------------ ------------
U.S. Air, Inc., 10.375% 03/01/13  ......... $  500,000   $  553,750
                                                         ------------
                                                          1,423,182
                                                         ------------
Broadcasting--1.8%
NWCG Holding Corp., (a)
   06/15/99  ..............................    425,000      372,997
Young Broadcasting Corp.,
   11.750% 11/15/04   .....................    650,000      718,250
                                                         ------------
                                                          1,091,247
                                                         ------------
Cable--3.3%
Bell Cablemedia PLC, stepped
   coupon, (11.950% 07/15/99) (d)
   07/15/04 (c)    ........................    400,000      360,000
Comcast UK Cable Partners Ltd.,
   stepped coupon, (11.200%
   11/15/00) (d) 11/15/07 (c)  ............    500,000      380,040
Marcus Cable Co., L.P., stepped
   coupon, (14.250% 06/15/00) (d)
   12/15/05  ..............................    600,000      474,000
   11.875% 10/01/05  ......................    500,000      541,875
Videotron Holding PLC, stepped
   coupon, (11.000% 08/15/00) (d)
   08/15/05 (c)    ........................    250,000      207,500
                                                         ------------
                                                          1,963,415
                                                         ------------
Communications--3.5%
Sprint Spectrum, L.P., stepped
   coupon, (12.500% 08/15/01) (d)
   08/15/06  ..............................  1,100,000      797,500
Teleport Communications, Inc.,
   stepped coupon, (11.125%
   07/01/01) (d) 07/01/07   ...............  1,000,000      722,500
UNC, Inc., 11.000% 06/01/06    ............    500,000      586,250
                                                         ------------
                                                          2,106,250
                                                         ------------
Electric, Gas & Sanitary Services--0.9%
Mesa Operating Co., 10.625%
   07/01/06  ..............................    500,000      568,125
                                                         ------------
Electric Services--0.3%
California Energy Co., Inc.,
   9.500% 09/15/06    .....................    150,000      160,500
                                                         ------------
Gas Services--1.2%
California Energy Co., Inc.,
   9.875% 06/30/03    .....................    400,000      428,000
HS Resources, Inc., 9.250%
   11/15/06  ..............................    275,000      276,375
                                                         ------------
                                                            704,375
                                                         ------------
Sanitary Services--0.9%
Allied Waste of North America,
   10.250% 12/01/06 (b)  ..................    500,000      534,375
                                                         ------------
Telecommunication--3.6%
Brooks Fiber Properties, Inc.,
   stepped coupon, (10.875%
   03/01/01) (d) 03/01/06   ...............    650,000      442,000
EchoStar Communications Corp.,
   stepped coupon, (12.875%
   06/01/99) (d) 06/01/04   ............... $  500,000   $  420,000
ICG Holding, Inc., stepped
   coupon, (13.500% 09/15/00) (d)
   09/15/05  ..............................    500,000      380,680
MFS Communications, Inc.,
   stepped coupon, (8.875%
   01/15/01) (d) 01/15/04   ...............    500,000      467,195
PanAmSat Corp., stepped coupon,
   (11.375% 08/01/98) (d)
   08/01/03  ..............................    500,000      485,000
                                                         ------------
                                                          2,194,875
                                                         ------------
  Total Corporate Fixed-Income
    Bonds & Notes (Cost of $22,689,406) ...              23,759,382
                                                         ------------





                              Currency
                             ---------
Foreign Government & Agency Obligations--26.7%
Argentina Global Bonds:
   9.250% 02/23/01 (f)   ...                  310,000      324,338
   11.000% 10/09/06 (f)  ...                  400,000      444,252
Bonos Del Tesoro
   Government Bond,
   8.750% 05/09/02 (g)   ...                  280,000      279,860
Government of Sweden,
   10.250% 05/05/03   ...... SK             8,500,000    1,325,938
Italian Government
   Bonds, 10.000%
   08/01/03  ............... IL         2,460,000,000    1,688,249
Kingdom of Denmark,
   8.000% 05/15/03    ...... DK             9,680,000    1,646,370
Mexican Brady Bonds,
   Series A, 6.250%
   12/31/19 (h)    .........                  400,000      309,000
Mexican Global Bonds:
   9.750% 02/06/01 (h)   ...                  240,000      253,200
   11.375% 09/15/16 (h)  ...                  750,000      843,285
Republic of Poland (Brady):
   Past Due Interest,
   stepped coupon,
   (5.000% 10/27/98)
   4.000% 10/27/14 (i)   ...                  852,000      726,330
Poland Non-U.S. Global
   Registered Bond,
   6.938% 10/27/24 (j)   ...                  728,000      712,071
Republic of South Africa
   Yankee, 8.500%
   06/23/17 (k)    .........                  500,000      498,750
Republic of Venezuela
   (Brady), 6.750%
   03/31/20 (l)    .........                  300,000      236,250



                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund / June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


                            Currency       Par          Value
                           ---------- -------------  ------------
Spanish Government Bonds:
   10.000% 02/28/05    ... SP         135,000,000     $ 1,127,676
   10.500% 10/30/03   .... SP          65,000,000         546,260
Victoria Treasury Corp.:
   10.250% 11/15/06    ... A$           1,860,000       1,694,792
   12.500% 10/15/03   .... A$             710,000         690,210
United Kingdom Treasury:
   9.500% 04/18/05  ...... KB             305,000         578,729
   10.000% 09/08/03   .... KB           1,175,000       2,222,808
                                                      ------------
Total Foreign
   Government & Agency Obligations
   (Cost of $16,044,357)  ........................     16,148,368
                                                      ------------
U.S. Government & Agency Obligations--24.6%
 Federal Home Loan Mortgage
    Corp., CMO, 9.500%
    04/15/19    ..................         18,096          18,718
 MDC Mortgage Funding Corp.,
    CMO, 8.850% 03/20/18    ......        145,492         147,765
 U.S. Treasury Bonds:
    8.750% 05/15/17 (m)  .........      3,406,000       4,097,827
    11.625% 11/15/04    ..........        616,000         798,102
 U.S. Treasury Notes, 11.875%
    11/15/03 (m)   ...............      7,650,000       9,781,214
                                                     ------------
Total U.S. Government & Agency Obligations
   (Cost of $14,829,299)  ........................     14,843,626
                                                      ------------
Total Bonds & Notes
   (Cost of $53,563,062)  ........................     54,751,376
                                                      ------------





                                           Shares
                                          --------
Preferred Stocks--1.8%
Transportation, Communication, Electric,
   Gas & Sanitary Services
Cable
Cablevision Systems Corp.,
   11.125% PIK, Series L   ......           4,735         477,064
Time Warner, Inc., 10.25%,
   Series M    ..................             525         581,181
                                                      -----------
 Total Preferred Stocks
   (Cost of $1,053,983)  ...............                1,058,245
                                                      -----------
 Total Investments--92.4%
   (Cost of $54,617,045) (n)   .........               55,809,621
                                                      -----------





                                          Par            Value
                                       ------------  --------------
Short-Term Obligations--2.5%
Federal Home Loan Mortgage
   Corp., 6.00% (o) 07/01/97  ......   $1,533,000     $ 1,532,745
Forward Currency Contracts--0.0% (p)  .........            (1,060)
Other Assets & Liabilities, Net--5.1%    ......         3,060,130
                                                      -----------
Net Assets--100.0%  ...........................       $60,401,436
                                                      ===========


Notes to Investment Portfolio:
(a) Zero coupon bond.
(b) Security is exempt from registration under Rule 144A of the Securities
    Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, the value of these securities amounted to $1,780,875 or 2.9% of net assets.
(c) This is a British security. Par amount is stated in U.S. dollars.
(d) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(e) This is a Canadian security. Par amount is stated in U.S. dollars.
(f) This is a Argentinean security. Par amount is stated in U.S. dollars.
(g) This is a Spanish security. Par amount is stated in U.S. dollars.
(h) This is a Mexican security. Par amount is stated in U.S. dollars.
(i) This is a Polish security. Par amount is stated in U.S. dollars. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(j) This is a Polish security. Par amount is stated in U.S. dollars.
(k) This is a South African security. Par amount is stated in U.S. dollars.
(l) This is a Venezuelan security. Par amount is stated in U.S. dollars.
(m) These securities, or a portion thereof, with a total market value of $10,747,263 are being used to collateralize the forward currency contracts shown below.
(n) Cost for federal income tax purposes is $54,644,235. Gross unrealized appreciation and depreciation at June 30, 1997 is as follows:

        Gross unrealized appreciation    $1,636,760
        Gross unrealized depreciation      (471,374)
                                         ----------
        Net unrealized appreciation      $1,165,386
                                         ==========

(o) Rate represents yield at date of purchase.
(p) As of June 30, 1997, the Fund had entered into the following forward currency exchange contracts:



                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund / June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


                                                  Net Unrealized
                                                  Appreciation
 Contracts                           Settlement   (Depreciation)
to deliver        In exchange for       Date        (U.S. $)
---------------- ----------------- ------------ ---------------
DM  1,470,000       US$   862,517   07/02/1997     $  19,277
KB  1,270,000       US$ 2,080,063   07/14/1997       (33,499)
DK  8,300,000       US$ 1,260,823   07/21/1997         9,564
FF 10,420,000       US$ 1,789,901   07/22/1997        15,293
SK  7,800,000       US$ 1,005,303   07/23/1997        (5,866)
A$  2,830,000       US$ 2,125,386   07/28/1997        (8,252)
DM  2,308,000       US$ 1,326,611   08/04/1997           868
                                                   ---------
                                                   $  (2,615)
                                                   =========



              Summary of Securities by Currency

                            Currency        Value        % of Total
                           ----------   -------------   -----------
 United States .........       $         $44,288,589        79.4%
 United Kingdom   ......       KB          2,801,537         5.0
 Australia  ............       A$          2,385,002         4.3
 Italian    ............       IL          1,688,249         3.0
 Spain   ...............       SP          1,673,936         3.0
 Denmark ...............       DK          1,646,370         2.9
 Sweden  ...............       SK          1,325,938         2.4
                                         ------------     ------
                                         $55,809,621       100.0%
                                         ============     ======


Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                      Acronym           Name
                      -------           ----
                      PIK         Payment-In-Kind
                      DM          Deutschemarks
                      FF          French Francs



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund / June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


Assets:
Investments, at market value (Identified cost $54,617,045)  ........................    $55,809,621
Short-term obligations  ............................................................      1,532,745
Cash  ..............................................................................          1,062
Receivable for investments sold  ...................................................      2,696,655
Dividends and interest receivable   ................................................      1,015,939
Receivable for fund shares sold  ...................................................        105,670
Unamortized organization expenses   ................................................          7,989
Other assets   .....................................................................          2,987
                                                                                        -----------
  Total assets    ..................................................................     61,172,668
                                                                                        -----------
Liabilities:
Payable for investments bought   ...................................................        583,495
Payable for fund shares repurchased    .............................................        130,319
Unrealized depreciation on forward currency exchange contracts    ..................          2,615
Management fee payable  ............................................................         29,879
Bookkeeping fee payable    .........................................................          2,566
Transfer agent fee payable    ......................................................            625
Accrued expenses payable   .........................................................         19,700
Other liabilities    ...............................................................          2,033
                                                                                        -----------
  Total liabilities  ...............................................................        771,232
                                                                                        -----------
Net assets  ........................................................................    $60,401,436
                                                                                        ===========
Net assets represented by:
 Paid-in capital  ..................................................................    $56,894,359
 Accumulated undistributed net investment income   .................................      2,416,470
 Accumulated net realized losses on investments and foreign currency transactions           (98,392)
 Net unrealized appreciation on investments and foreign currency transactions    ...      1,188,999
                                                                                        -----------
Total net assets applicable to outstanding shares of beneficial interest   .........    $60,401,436
                                                                                        ===========
Shares of beneficial interest outstanding    .......................................      5,295,197
                                                                                        ===========
Net asset value per share  .........................................................    $     11.41
                                                                                        ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment income:
Interest income    .................................................................    $ 2,385,741
Dividends    .......................................................................         41,874
                                                                                        -----------
  Total investment income   ........................................................      2,427,615
                                                                                        -----------
Expenses:
 Management fee    .................................................................        179,218
 Bookkeeping fee   .................................................................         14,838
 Transfer agent fee   ..............................................................          3,750
 Audit fee   .......................................................................         11,946
 Printing expense  .................................................................          6,335
 Trustees' expense    ..............................................................          2,715
 Custodian fee  ....................................................................          6,516
 Legal fee   .......................................................................            181
 Amortization of organization expense   ............................................          1,969
 Miscellaneous expense   ...........................................................          3,571
                                                                                        -----------
  Total expenses   .................................................................        231,039
                                                                                        -----------
Less:
 Expenses reimbursable by Manager    ...............................................         (8,443)
                                                                                        -----------
Net expenses    ....................................................................        222,596
                                                                                        -----------
Net investment income    ...........................................................      2,205,019
Realized and unrealized gains (losses) on investments and foreign currency transactions:
 Net realized losses on investments  ...............................................       (637,403)
 Net realized gains on foreign currency transactions   .............................        766,164
 Change in unrealized depreciation on investments and foreign currency transactions.       (424,501)
                                                                                        -----------
Net increase in net assets resulting from operations   .............................     $1,909,279
                                                                                        ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund
--------------------------------------------------------------------------------


                                                                                   (Unaudited)
                                                                                   Six Months
                                                                                      Ended           Year Ended
                                                                                    June 30,         December 31,
                                                                                      1997               1996
                                                                                 ---------------   ----------------
Operations:
 Net investment income  ......................................................    $  2,205,019      $   4,018,142
 Net realized gains (losses) on investments  .................................        (637,403)           259,150
 Net realized gains on foreign currency transactions  ........................         766,164            330,664
 Change in unrealized appreciation (depreciation) on investments and foreign
  currency transactions    ...................................................        (424,501)            22,412
                                                                                  ------------      -------------
 Net increase in net assets resulting from operations    .....................       1,909,279          4,630,368
                                                                                  ------------      -------------
Distributions declared from:
 Net investment income  ......................................................              --         (4,244,982)
 Net realized gains on investments  ..........................................              --           (309,530)
                                                                                  ------------      -------------
  Total distributions   ......................................................              --         (4,554,512)
                                                                                  ------------      -------------
Fund share transactions:
 Proceeds from fund shares sold  .............................................      12,182,366         15,151,911
 Cost of fund shares repurchased    ..........................................      (7,083,144)       (14,723,831)
 Distributions reinvested  ...................................................              --          4,554,512
                                                                                  ------------      -------------
Net increase in net assets resulting from fund share transactions    .........       5,099,222          4,982,592
                                                                                  ------------      -------------
Total increase in net assets  ................................................       7,008,501          5,058,448
Net assets:
 Beginning of period    ......................................................      53,392,935         48,334,487
                                                                                  ------------      -------------
 End of period    ............................................................    $ 60,401,436      $  53,392,935
                                                                                  ============      =============
Accumulated undistributed (overdistributed) net investment income included in
 ending net assets   .........................................................    $  2,416,470      $      (5,726)
                                                                                  ============      =============
Analysis of changes in shares of beneficial interest:
 Shares sold   ...............................................................       1,096,188          1,337,261
 Shares redeemed  ............................................................        (639,343)        (1,307,531)
 Distributions reinvested  ...................................................              --            412,547
                                                                                  ------------      -------------
Net increase   ...............................................................         456,845            442,277
                                                                                  ============      =============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Keyport Variable Investment Trust Colonial-Keyport Strategic Income Fund
--------------------------------------------------------------------------------


                                                                      (Unaudited)
                                                                      Six Months
                                                                         Ended
                                                                       June 30,
                                                                  -------------------
                                                                         1997
                                                                  -------------------
Per share operating performance:
Net asset value, beginning of period  ...........................       $ 11.04
                                                                        ------
Net investment income (a) .......................................          0.44
Net realized and unrealized gains (losses) on investments and
 foreign currency transactions (a) ..............................         (0.07)
                                                                        ------
Total from investment operations   ..............................          0.37
                                                                        ------
Less distributions:
 Dividends from net investment income    ........................            --
 Dividends from net realized gains on investments    ............            --
                                                                        ------
Total distributions    ..........................................            --
                                                                        ------
Net asset value, end of period  .................................       $ 11.41
                                                                        ======
Total return:
Total investment return (b)(c)  .................................          3.35%**
Ratios/supplemental data:
Net assets, end of period (000)    ..............................       $60,401
Ratio of net expenses to average net assets (d)   ...............          0.80%*(e)
Ratio of net investment income to average net assets (c)   ......          7.93%*(e)
Portfolio turnover ratio  .......................................            51%**



                                                                                                         Period
                                                                                                          Ended
                                                                        Year Ended December 31,        December 31,
                                                                  ----------------------------------- -------------
                                                                        1996              1995           1994***
                                                                  ----------------- ----------------- -------------
Per share operating performance:
Net asset value, beginning of period  ...........................     $ 10.99          $  9.79          $ 10.00
                                                                      -------          -------          ---------
Net investment income (a) .......................................        0.92             0.55             0.30
Net realized and unrealized gains (losses) on investments and
 foreign currency transactions (a) ..............................        0.16             1.24            (0.19)
                                                                      -------          -------          ---------
Total from investment operations   ..............................        1.08             1.79             0.11
                                                                      -------          -------          ---------
Less distributions:
 Dividends from net investment income    ........................       (0.96)           (0.56)           (0.31)
 Dividends from net realized gains on investments    ............       (0.07)           (0.03)           (0.01)
                                                                      -------          -------          ---------
Total distributions    ..........................................       (1.03)           (0.59)           (0.32)
                                                                      -------          -------          ---------
Net asset value, end of period  .................................     $ 11.04          $ 10.99          $  9.79
                                                                      =======          =======          =========
Total return:
Total investment return (b)(c)  .................................        9.83%          18.30%             1.10%**
Ratios/supplemental data:
Net assets, end of period (000)    ..............................     $53,393          $48,334          $13,342
Ratio of net expenses to average net assets (d)   ...............        0.80%(e)         0.84%(e)         1.00%*
Ratio of net investment income to average net assets (c)   ......        8.13%(e)         8.08%(e)         7.33%*
Portfolio turnover ratio  .......................................         114%             281%              94%**

  * Annualized
 ** Not Annualized
*** For the period from the commencement of operations July 5, 1994 to
    December 31, 1994.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Computed giving effect to Manager's expense limitation undertaking.
(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 0.83%, 0.86%, 0.94% and 1.60% (annualized), respectively.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Keyport Variable Investment Trust Colonial-Keyport U.S. Stock Fund / June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


                                           Shares       Value
                                          --------   ------------
COMMON STOCKS--90.6%
Agriculture, Forestry & Fishing--0.7%
Agriculture--Crops--0.7%
RJR Nabisco Holdings Corp.    .........    17,600     $  580,800
                                                      -----------
Finance, Insurance & Real Estate--15.2%
Depository Institutions--5.5%
BankAmerica Corp.    ..................    21,000      1,358,438
Chase Manhattan Corp.   ...............     8,200        795,913
Citicorp    ...........................     6,000        723,375
Comerica, Inc.    .....................     5,100        346,800
First Bank System, Inc.    ............     3,900        332,963
First Union Corp.    ..................     6,900        638,250
Nations Bank Corp.   ..................     1,000         64,500
                                                      -----------
                                                       4,260,239
                                                      -----------
Insurance Carriers--4.2%
Allmerica Financial Corp.  ............       300         11,963
Allstate Corp.    .....................     8,724        636,852
CIGNA Corp.    ........................     4,400        781,000
Everest Reinsurance Holdings, Inc.         15,800        622,125
Mercury General Corp.   ...............     4,800        349,200
Old Republic International Corp.  .....     8,550        259,172
Oxford Health Plans, Inc.  ............     5,000        358,750
Travelers Group, Inc.   ...............     3,266        205,962
Wellpoint Health Networks, Inc.,
   Class A  ...........................       900         41,288
                                                      -----------
                                                       3,266,312
                                                      -----------
Nondepository Credit Institutions--4.6%
American Express Co.    ...............    15,800      1,177,100
Beneficial Corp.  .....................    10,300        731,944
ITT Hartford Group, Inc.   ............     9,700        802,675
Student Loan Marketing
   Association    .....................     6,600        838,200
                                                      -----------
                                                       3,549,919
                                                      -----------
Security Brokers & Dealers--0.9%
Donaldson, Lufkin & Jenrette, Inc.          5,900        352,525
Merrill Lynch & Co., Inc.  ............     6,400        386,000
                                                      -----------
                                                         738,525
                                                      -----------
Manufacturing--51.7%
Chemicals & Allied Products--12.0%
American Home Products Corp.  .........    12,000        918,000
Amgen, Inc.    ........................    13,200        767,250
Bristol-Myers Squibb Co.   ............    23,000      1,863,000
Clorox Co.  ...........................     3,100        408,813
Dow Chemical Co.  .....................     6,600        577,500
Eli Lilly & Co.   .....................     5,500        601,219
Johnson & Johnson    ..................    18,000      1,158,750
Merck & Co., Inc.    ..................    20,500      2,121,750
Procter & Gamble Co.    ...............       800        111,800
Rohm & Haas Company  ..................     3,700        333,231
Schering-Plough Corp.   ...............    10,600     $  507,475
                                                      -----------
                                                       9,368,788
                                                      -----------
Electronic & Electrical Equipment--6.5%
Cooper Industries, Inc.    ............    20,100        999,975
General Electric Co.    ...............    22,600      1,477,475
Intel Corp.    ........................    14,400      2,042,100
SCI Systems, Inc. (a)   ...............     8,200        522,750
                                                      -----------
                                                       5,042,300
                                                      -----------
Food & Kindred Products--4.5%
Coca Cola Co.  ........................     5,500        371,250
Conagra, Inc.  ........................     8,900        571,825
Hershey Foods, Corp.    ...............     8,400        468,825
Interstate Bakeries Corp.  ............     9,000        533,813
Philip Morris Co., Inc.    ............    21,900        971,813
Sara Lee Corp.    .....................    14,300        595,238
                                                      -----------
                                                       3,512,764
                                                      -----------
Furniture & Fixtures--0.8%
Johnson Controls, Inc.  ...............    14,400        594,900
                                                      -----------
Machinery & Computer Equipment--7.9%
Applied Materials, Inc. (a)   .........     6,600        467,363
Caterpillar, Inc.    ..................     8,900        955,638
Compaq Computer Corp. (a)  ............     6,000        595,500
Cooper Cameron Corp. (a)   ............     3,800        177,650
Dell Computer Corp. (a)    ............     8,800      1,032,900
Ingersoll Rand Co.   ..................     7,200        444,600
Storage Technology Corp. (a)  .........     8,800        391,600
Sun Microsystems, Inc. (a)    .........    26,400        982,575
Tecumseh Products Co., Class A   ......     5,300        317,338
Western Digital Corp. (a)  ............    23,800        752,675
                                                      -----------
                                                       6,117,839
                                                      -----------
Measuring & Analyzing Instruments--3.3%
Becton, Dickinson & Co.    ............     8,600        435,375
Eastman Kodak Co.    ..................     7,600        583,300
Honeywell, Inc.   .....................     5,400        409,725
Raytheon Co.   ........................    11,500        588,657
Tektronix, Inc.   .....................     8,600        516,000
                                                      -----------
                                                       2,533,057
                                                      -----------
Miscellaneous Manufacturing--0.8%
Callaway Golf Co.    ..................    17,400        617,700
                                                      -----------
Paper Products--1.3%
Avery Dennison Corp.    ...............    11,700        469,463
Fort Howard Corp. (a)   ...............    11,300        571,356
                                                      -----------
                                                       1,040,819
                                                      -----------
Petroleum Refining--7.7%
Amerada Hess Corp.   ..................     8,000        444,500
Amoco Corp.    ........................     7,900        686,806
Atlantic Richfield Co.  ...............     4,600        324,300
Chevron Corp.  ........................     2,600        192,238


                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Keyport Variable Investment Trust Colonial-Keyport U.S. Stock Fund / June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


                                           Shares       Value
                                          --------   ------------
Exxon Corp.    ........................    18,500     $ 1,137,750
Mobil Corp.    ........................    16,800       1,173,900
Phillips Petroleum Co.  ...............     6,800         297,500
Texaco, Inc.   ........................     7,700         837,375
USX-Marathon Group   ..................    31,800         918,225
                                                      ------------
                                                        6,012,594
                                                      ------------
Primary Metal--0.4%
USX-US Steel Group   ..................     9,700         340,106
                                                      ------------
Printing & Publishing--0.8%
Tribune Co.    ........................    12,800         615,200
                                                      ------------
Rubber & Plastic--0.8%
Goodyear Tire & Rubber Co.    .........     9,500         601,469
                                                      ------------
Stone, Clay, Glass & Concrete--0.4%
USG Corp.   ...........................     7,900         288,350
                                                      ------------
Tobacco Products--0.5%
Fortune Brands, Inc.    ...............     7,100         264,919
Gallaher Group PLC ADR(a)  ............     7,100         130,906
                                                      ------------
                                                          395,825
                                                      ------------
Transportation Equipment--4.0%
Chrysler Corp.    .....................    17,800         585,175
General Dynamics Corp.  ...............       500          37,500
McDonnell Douglas Corp.    ............    13,900         952,150
Northrop Grumman Corp.  ...............     4,600         403,938
Textron, Inc.  ........................     6,600         438,075
United Technologies Corp.  ............     8,100         672,300
                                                      ------------
                                                        3,089,138
                                                      ------------
Mining & Energy--0.9%
Crude Petroleum & Natural Gas--0.8%
Apache Corp.   ........................    18,800         611,000
                                                      ------------
Nonmetallic, Except Fuels--0.1%
Vulcan Materials Co.    ...............       800          62,800
                                                      ------------
Retail Trade--5.3%
Apparel & Accessory Stores--1.1%
TJX Companies, Inc.  ..................    33,800         891,475
                                                      ------------
Building, Hardware & Garden Supply--0.7%
Lowes Cos., Inc.  .....................    15,100         560,588
                                                      ------------
Food Stores--1.2%
Safeway, Inc. (a)    ..................    20,835         961,014
                                                      ------------
General Merchandise Stores--2.1%
Dayton Hudson Corp.  ..................    16,500         878,625
Sears, Roebuck & Co.    ...............    14,000         752,500
                                                      ------------
                                                        1,631,125
                                                      ------------
Home Furnishings & Equipment--0.2%
CompUSA, Inc.  ........................     7,600         163,400
                                                      ------------
Services--5.4%
Computer Related Services--0.9%
Computer Associates
   International, Inc.  ...............    12,750         709,219
                                                      ------------
Computer Software--0.8%
Microsoft Corp. (a)  ..................     4,600     $   581,325
                                                      ------------
Health Services--1.6%
Tenet Healthcare Corp. (a)    .........    42,815       1,265,718
                                                      ------------
Hotels, Camps & Lodging--1.7%
Hospitality Franchise Systems,
   Inc., (a)   ........................    14,800         858,400
MGM Grand, Inc. (a)  ..................    12,900         477,300
                                                      ------------
                                                        1,335,700
                                                      ------------
Motion Pictures--0.4%
Walt Disney Co.   .....................     3,900         312,975
                                                      ------------
Transportation, Communication, Electric,
   Gas & Sanitary Services--11.3%
Air Transportation--0.1%
Delta Air Lines, Inc.   ...............       800          65,600
                                                      ------------
Communications--6.9%
AT&T Corp.  ...........................     2,400          84,150
Ameritech Corp.   .....................    17,600       1,195,700
Bell Atlantic Corp.  ..................     2,700         204,863
BellSouth Corp.   .....................     9,000         417,375
Compuware Corp. (a)  ..................    24,600       1,174,650
GTE Corp.   ...........................    13,700         601,088
Lucent Technologies, Inc.  ............     3,677         264,974
NYNEX Corp.    ........................     6,600         380,325
SBC Communications, Inc.   ............    17,381       1,075,449
                                                      ------------
                                                        5,398,574
                                                      ------------
Electric, Gas & Sanitary Services--0.6%
Enova Corp.    ........................    18,400         442,750
                                                      ------------
Electric Services--3.7%
Boston Edison Co.    ..................     6,500         171,438
Central & South West Corp.    .........    10,900         231,625
Consolidated Edison Co.
   of New York    .....................     2,700          79,481
Entergy Corp.  ........................     7,700         210,788
GPU, Inc.   ...........................    27,500         986,563
Long Island Lighting Co.   ............    31,000         713,000
Ohio Edison Co.   .....................    20,100         438,431
Rochester Gas & Electric Corp.   ......     3,200          67,400
                                                      ------------
                                                        2,898,726
                                                      ------------
Wholesale Trade--0.1%
Nondurable Goods--0.1%
Richfood Holdings, Inc.    ............     2,850          74,813
                                                      ------------
Total Common Stocks
   (Cost of $49,620,669) (b)  .........                70,533,446
                                                      ------------



                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Keyport Variable Investment Trust Colonial-Keyport U.S. Stock Fund / June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


                                      Par          Value
                                  ------------ --------------
SHORT-TERM OBLIGATIONS--10.4%
Federal Home Loan Mortgage Corp.
   6.00% (c) 07/01/97   .........  $8,074,000   $ 8,072,654
                                                -----------
 Other Assets & Liabilities, Net--(1.0%)           (771,151)
                                                -----------
 Net Assets--100.0%    .....................    $77,834,949
                                                ===========



Notes to investment portfolio:
(a) Non-income producing.
(b) The cost for federal income tax purposes is $49,622,648. Gross unrealized appreciation and depreciation at June 30, 1997 is as follows:

        Gross unrealized appreciation    $21,276,260
        Gross unrealized depreciation       (365,462)
                                         -----------
        Net unrealized appreciation      $20,910,798
                                         ===========

(c) Rate represents yield at date of purchase.

        Acronym                 Name
        -------                 ----
        ADR         American Depository Receipt




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Keyport Variable Investment Trust Colonial-Keyport U.S. Stock Fund / June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


Assets:
Investments, at market value (Identified cost $49,620,669) ...............   $70,533,446
Short-term obligations    ................................................     8,072,654
Cash    ..................................................................         2,068
Receivable for investments sold    .......................................       895,814
Receivable for fund shares sold    .......................................       166,711
Dividends and interest receivable  .......................................       112,275
Unamortized organization expenses  .......................................         7,989
Other assets  ............................................................           904
                                                                             ------------
  Total assets   .........................................................    79,791,861
                                                                             ------------
Liabilities:
Payable for investments bought  ..........................................     1,786,795
Payable for fund shares bought  ..........................................        98,016
Management fee payable    ................................................        50,301
Bookkeeping fee payable   ................................................         3,136
Transfer agent fee payable   .............................................           625
Accrued expenses payable  ................................................        18,039
                                                                             ------------
  Total liabilities    ...................................................     1,956,912
                                                                             ------------
Net assets    ............................................................   $77,834,949
                                                                             ============
Net assets represented by:
 Paid-in capital    ......................................................   $54,947,960
 Accumulated undistributed net investment income  ........................       399,757
 Accumulated net realized gains on investments    ........................     1,575,800
 Net unrealized appreciation on investments    ...........................    20,911,432
                                                                             ------------
Total net assets applicable to outstanding shares of beneficial interest     $77,834,949
                                                                             ============
Shares of beneficial interest outstanding   ..............................     4,600,175
                                                                             ============
Net asset value per share    .............................................   $     16.92
                                                                             ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment income:
Dividends    .............................................................   $   580,555
Interest income    .......................................................       141,363
                                                                             ------------
  Total investment income   ..............................................       721,918
                                                                             ------------
Expenses:
 Management fee    .......................................................       270,609
 Bookkeeping fee   .......................................................        18,500
 Transfer agent fee   ....................................................         3,750
 Audit fee   .............................................................         7,240
 Printing expense  .......................................................         2,353
 Trustees' expense    ....................................................         2,353
 Custodian fee  ..........................................................         5,068
 Legal fee   .............................................................           362
 Amortization of organization expense   ..................................         1,969
 Miscellaneous expense   .................................................         9,956
                                                                             ------------
  Total expenses   .......................................................       322,160
                                                                             ------------
Net investment income    .................................................       399,758
Realized and unrealized gains on investments:
 Net realized gains on investments   .....................................     1,592,277
 Change in unrealized appreciation on investments   ......................     9,864,519
                                                                             ------------
Net increase in net assets resulting from operations   ...................   $11,856,554
                                                                             ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Keyport Variable Investment Trust Colonial-Keyport U.S. Stock Fund
--------------------------------------------------------------------------------


                                                                                (Unaudited)
                                                                                Six Months
                                                                                   Ended           Year Ended
                                                                                 June 30,         December 31,
                                                                                   1997               1996
                                                                              ---------------   ----------------
Operations:
 Net investment income  ...................................................    $    399,758     $     727,665
 Net realized gains on investments  .......................................       1,592,277         2,722,737
 Change in unrealized appreciation on investments  ........................       9,864,519         6,906,156
                                                                               ------------     --------------
Net increase in net assets resulting from operations  .....................      11,856,554        10,356,558
                                                                               ------------     --------------
Distributions declared from:
 Net investment income  ...................................................              --          (692,338)
 Net realized gains on investments  .......................................              --        (2,738,643)
                                                                               ------------     --------------
Total distributions  ......................................................              --        (3,430,981)
                                                                               ------------     --------------
Fund share transactions:
 Proceeds from fund shares sold  ..........................................      11,154,114        17,615,945
 Cost of fund shares repurchased    .......................................      (6,030,346)      (10,135,228)
 Distributions reinvested  ................................................              --         3,430,981
                                                                               ------------     --------------
Net increase in net assets resulting from fund share transactions    ......       5,123,768        10,911,698
                                                                               ------------     --------------
Total increase in net assets  .............................................      16,980,322        17,837,275
Net assets:
 Beginning of period    ...................................................      60,854,627        43,017,352
                                                                               ------------     --------------
 End of period    .........................................................    $ 77,834,949     $  60,854,627
                                                                               ============     ==============
Accumulated undistributed (overdistributed) net investment income included
 in ending net assets   ...................................................    $    399,757     $          (1)
                                                                               ============     ==============
Analysis of changes in shares of beneficial interest:
 Shares sold   ............................................................         717,047         1,304,388
 Shares redeemed  .........................................................        (395,938)         (742,371)
 Distributions reinvested  ................................................              --           237,611
                                                                               ------------     --------------
Net increase   ............................................................         321,109           799,628
                                                                               ============     ==============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Keyport Variable Investment Trust Colonial-Keyport U.S. Stock Fund
--------------------------------------------------------------------------------


                                                                  (Unaudited)
                                                                  Six Months
                                                                     Ended
                                                                   June 30,                Year Ended December 31,
                                                              ------------------- -----------------------------------------
                                                                     1997               1996                 1995
                                                              ------------------- ----------------- -----------------------
Per share operating performance:
Net asset value, beginning of period    .....................    $ 14.22               $ 12.36            $ 10.27
                                                                 --------              ---------          -------
Net investment income (a)   .................................       0.09                  0.19               0.21
Net realized and unrealized gains on investments (a)   ......       2.61                  2.52               2.84
                                                                 --------              ---------          -------
Total from investment operations  ...........................       2.70                  2.71               3.05
                                                                 --------              ---------          -------
Less distributions:
 Dividends from net investment income   .....................         --                 (0.17)             (0.16)
 Dividends from net realized gains on investments   .........         --                 (0.68)             (0.80)
                                                                 --------              ---------          -------
Total distributions   .......................................         --                 (0.85)             (0.96)
                                                                 --------              ---------          -------
Net asset value, end of period    ...........................    $ 16.92               $ 14.22            $ 12.36
                                                                 ========              =========          =======
Total return:
 Total investment return (b)   ..............................      18.99%**              21.84%             29.70%(b)
Ratios/supplemental data:
Net assets, end of period (000)   ...........................    $77,835               $60,855            $43,017
Ratio of net expenses to average net assets   ...............       0.95%*(e)             0.95%(e)           1.00%(d)(e)
Ratio of net investment income to average net assets   ......       1.18%*(e)             1.39%(e)           1.72%(b)(e)
Portfolio turnover ratio    .................................         19%**                 77%               115%
Average commission rate (f)    ..............................    $0.0421               $0.0395                 --



                                                                     Period
                                                                      Ended
                                                                  December 31,
                                                              ---------------------
                                                                     1994***
                                                              ---------------------
Per share operating performance:
Net asset value, beginning of period    ..................... $ 10.00
                                                              -------
Net investment income (a)   .................................    0.09
Net realized and unrealized gains on investments (a)   ......    0.35
                                                              -------
Total from investment operations  ...........................    0.44
                                                              -------
Less distributions:
 Dividends from net investment income   .....................   (0.11)
 Dividends from net realized gains on investments   .........   (0.06)
                                                              -------
Total distributions   .......................................   (0.17)
                                                              -------
Net asset value, end of period    ........................... $ 10.27
                                                              =======
Total return:
 Total investment return (b)   ..............................    4.40%(c)**
Ratios/supplemental data:
Net assets, end of period (000)   ........................... $15,373
Ratio of net expenses to average net assets   ...............    1.00%(d)*
Ratio of net investment income to average net assets   ......    2.16%(c)*
Portfolio turnover ratio    .................................      52%**
Average commission rate (f)    ..............................      --

  * Annualized
 ** Not Annualized
*** For the period from the commencement of operations July 5, 1994 to
    December 31, 1994.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Computed giving effect to Manager's expense limitation undertaking.
(d) If the Fund had paid all of its expenses and there had been no reimbursement from the Manager, these ratios would have been 1.07% and 1.64% (annualized), respectively.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Keyport Variable Investment Trust Newport-Keyport Tiger Fund / June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


                                                Country
                                                Abbrev.    Shares       Value
                                               --------- ----------- ----------
COMMON STOCKS--91.0%
Agriculture, Forestry & Fishing--1.7%
Agriculture Crops
Sime Darby Berhad  ...........................    Ma       197,000   $  655,496
                                                                     -----------
Finance, Insurance & Real Estate--58.2%
Depository Institutions--18.1%
Development Bank of
   Singapore Ltd.  ...........................    Si        94,000    1,183,465
Guoco Group Ltd.   ...........................    HK       147,000      774,184
HSBC Holdings PLC  ...........................    HK        48,400    1,455,686
Hang Seng Bank  ..............................    HK       122,600    1,748,716
Oversea-Chinese Banking
   Corp. Ltd.   ..............................    Si       136,200    1,409,918
Public Bank Berhad    ........................    Ma       397,666      620,639
                                                                     -----------
                                                                      7,192,608
                                                                     -----------
Holding & Other Investment Companies--18.9%
Cheung Kong Holdings Ltd.                         HK       187,000    1,846,586
Citic Pacific Ltd.    ........................    HK       298,000    1,861,779
Guangdong Investments    .....................    HK       802,000    1,206,054
Hutchison Whampoa Ltd.   .....................    HK       215,000    1,859,430
Singapore Technologies
   Industrial Corp.   ........................    Si       256,000      658,935
Taiwan Fund, Inc.  ...........................    Tw         3,000       75,750
                                                                     -----------
                                                                      7,508,534
                                                                     -----------
Insurance Carriers--0.6%
National Mutual Asia Ltd.   ..................    HK       200,000      222,021
                                                                     -----------
Real Estate--20.6%
Ayala Land, Inc., Class B   ..................    Ph       148,750      136,760
China Overseas Land
   & Investment    ...........................    HK     1,506,000    1,214,987
China Resources
   Enterprises Ltd.   ........................    HK       178,000      873,112
City Developments Ltd.   .....................    Si       133,000    1,302,371
Filinvest Development Corp.                       Ph       485,000      115,844
New World Development
   Co., Ltd.    ..............................    HK       217,000    1,294,101
SM Prime Holdings, Inc.  .....................    Ph       510,000      150,819
Sun Hung Kai Properties
   Ltd.   ....................................    HK       141,000    1,697,205
Swire Pacific Ltd., Series A   ...............    HK       153,000    1,377,533
                                                                     -----------
                                                                      8,162,732
                                                                     -----------
Manufacturing--6.0%
Chemicals & Allied Products--0.6%
PT Kalbe Farma Reg.   ........................    In       129,000      172,387
PT Darya Varia Laboratoria (a)                    In        62,640       75,337
                                                                     -----------
                                                                        247,724
                                                                     -----------
Electronic & Electrical Equipment--0.5%
Nylex Malaysia Berhad    .....................    Ma       120,000   $  204,397
                                                                     -----------
Fabricated Metal--0.8%
Kian Joo Can Factory Berhad                       Ma        72,000      310,873
                                                                     -----------
Measuring & Analyzing Instruments--1.0%
China Hong Kong
   Photo Products  ...........................    HK       460,000      133,600
PT Modern Photo Film
   Reg. (a)  .................................    In        73,500      259,907
                                                                     -----------
                                                                        393,507
                                                                     -----------
Printing & Publishing--3.1%
Singapore Press Holdings
   Ltd.   ....................................    Si        61,800    1,244,905
                                                                     -----------
Retail Trade--2.3%
Apparel & Accessory Stores--0.6%
Giordano International Ltd.   .                   HK       354,000      242,184
                                                                     -----------
Auto Dealers & Gas Stations--1.7%
Cycle & Carriage Ltd.    .....................    Si        65,000      672,868
                                                                     -----------
Services--3.7%
Hotels, Camps & Lodging--1.8%
Genting Berhad  ..............................    Ma       153,000      733,333
                                                                     -----------
Miscellaneous Repair Services--1.9%
Keppel Corp.    ..............................    Si       137,000      608,484
Keppel Corp., Class A    .....................    Si        34,250      148,528
                                                                     -----------
                                                                        757,012
                                                                     -----------
Transportation, Communication, Electric, Gas &
   Sanitary Services--18.5%
Communications--9.4%
Advanced Information
   Services  .................................    Th        46,000      401,313
Hong Kong
   Telecommunications Ltd.   .                    HK       493,369    1,178,176
PT Indosat   .................................    In       132,000      394,856
PT Telekomunikasi
   Indonesia    ..............................    In       250,000      408,610
Philippine Long Distance
   Telephone ADR   ...........................    Ph        10,050      645,713
Telekom Malaysia Berhad  .....................    Ma       151,500      708,140
                                                                     -----------
                                                                      3,736,808
                                                                     -----------
Electric Services--3.4%
Hong Kong Electric
   Holdings Ltd.   ...........................    HK       332,000    1,337,086
                                                                     -----------
Gas Services--5.7%
Hong Kong & China Gas
   Co., Ltd.    ..............................    HK       987,936    1,976,637
Petronas Gas Berhad   ........................    Ma        80,000      291,543
                                                                     -----------
                                                                      2,268,180
                                                                     -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
Keyport Variable Investment Trust Newport-Keyport Tiger Fund / June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


                               Country
                               Abbrev.   Shares      Value
                              --------- --------- ------------
Wholesale Trade--0.6%
Durable Goods
Li & Fung Ltd.   ............    HK     226,000   $  253,802
                                                  ------------
Total Common Stocks
   (Cost of $29,363,344)  .....................   36,144,070
                                                  ------------
WARRANTS--0.0%
Finance, Insurance & Real Estate
Holding & Other Investment Companies
Guangdong Investments
   expires 07/30/99 (cost of
   $9,184) ..................    HK      80,200       17,289
                                                  ------------
Total Investments
   (Cost of $29,372,528) (b) ..................   36,161,359
                                                  ------------






                                     Par         Value
                                 ------------ ------------
SHORT-TERM OBLIGATIONS--7.7%
Federal Home Loan Mortgage Corp.
   6.000% (c) 07/01/97    ......  $3,042,000   $ 3,041,493
                                               ------------
 Other Assets & Liabilities, Net--1.3%  ...        521,747
                                               ------------
 Net Assets--100%  ........................    $39,724,599
                                               ============






Notes to Investment Portfolio:
(a) Non-income producing.
(b) The cost for federal income tax purposes is identical. Gross unrealized appreciation and depreciation at June 30, 1997 is as follows:

        Gross unrealized appreciation    $  8,875,701
        Gross unrealized depreciation      (2,086,870)
                                         ------------
        Net unrealized appreciation      $  6,788,831
                                         ============

(c) Rate represents yield at date of purchase.


                       Summary of Securities by Country

                                Country
         Country                Abbrev.        Value        % of Total
         -------------------   ---------   -------------   -----------
         Hong Kong .........      HK        $22,570,166        62.4%
         Singapore .........      Si          7,229,475        20.0
         Malaysia  .........      Ma          3,524,421         9.8
         Indonesia .........      In          1,311,098         3.6
         Philippines  ......      Ph          1,049,136         2.9
         Thailand  .........      Th            401,313         1.1
         Taiwan    .........      Tw             75,750         0.2
                                            ------------     ------
                                            $36,161,359       100.0%
                                            ============     ======


Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                     Acronym                 Name
                     -------                 ----
                     ADR         American Depository Receipt


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Keyport Variable Investment Trust Newport-Keyport Tiger Fund / June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------


Assets:
Investments, at market value (Identified cost $29,372,528) ........................    $ 36,161,359
Short-term obligations    .........................................................       3,041,493
Cash (including foreign currencies)   .............................................         460,213
Dividends and interest receivable  ................................................          85,782
Receivable for fund shares sold    ................................................          55,025
                                                                                       ------------
  Total assets   ..................................................................      39,803,872
                                                                                       ------------
Liabilities:
Payable for fund shares repurchased   .............................................          30,689
Management fee payable    .........................................................          28,068
Bookkeeping fee payable   .........................................................           2,250
Transfer agent fee payable   ......................................................             625
Accrued expenses payable  .........................................................          17,641
                                                                                       ------------
  Total liabilities ...............................................................          79,273
                                                                                       ------------
Net assets ........................................................................    $ 39,724,599
                                                                                       ============
Net assets represented by:
 Paid-in capital ..................................................................    $ 33,824,772
 Accumulated undistributed net investment income  .................................         241,438
 Accumulated net realized losses on investments and foreign currency transactions        (1,129,136)
 Net unrealized appreciation on investments and foreign currency transactions   ...       6,787,525
                                                                                       ------------
Total net assets applicable to shares of beneficial interest outstanding  .........    $ 39,724,599
                                                                                       ============
Shares of beneficial interest outstanding   .......................................      15,026,097
                                                                                       ============
Net asset value per share    ......................................................    $       2.64
                                                                                       ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Investment income:
Dividends (net of nonrebatable foreign taxes withheld at source of $36,611) .......    $    409,990
Interest income    ................................................................          52,943
                                                                                       ------------
  Total investment income   .......................................................         462,933
                                                                                       ------------
Expenses:
 Management fee ...................................................................         157,661
 Bookkeeping fee   ................................................................          13,500
 Transfer agent fee   .............................................................           3,750
 Audit fee   ......................................................................           6,477
 Printing expense  ................................................................           2,542
 Trustees' expense    .............................................................             866
 Custodian fee  ...................................................................          24,773
 Legal expense  ...................................................................             874
 Miscellaneous expense   ..........................................................           1,410
                                                                                       ------------
  Total expenses   ................................................................         211,853
                                                                                       ------------
Net investment income    ..........................................................         251,080
Realized and unrealized gains (losses) on investments and foreign currency transactions:
 Net realized losses on investments  ..............................................      (1,102,826)
 Net realized losses on foreign currency transactions  ............................         (10,570)
 Change in unrealized appreciation on investments and foreign currency transactions       2,786,104
                                                                                       ------------
Net increase in net assets resulting from operations   ............................    $  1,923,788
                                                                                       ============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
Keyport Variable Investment Trust Newport-Keyport Tiger Fund
--------------------------------------------------------------------------------


                                                                                       (Unaudited)
                                                                                     Six Months Ended      Year Ended
                                                                                         June 30,         December 31,
                                                                                           1997               1996
                                                                                    ------------------   --------------
Operations:
 Net investment income  .........................................................     $    251,080       $   343,316
 Net realized gains (losses) on investments  ....................................       (1,102,826)          109,471
 Net realized losses on foreign currency transactions    ........................          (10,570)          (11,295)
 Unrealized appreciation on investments and foreign currency transactions  ......        2,786,104         2,259,060
                                                                                      ------------       ------------
 Net increase in net assets resulting from operations    ........................        1,923,788         2,700,552
                                                                                      ------------       ------------
Distributions declared from:
 Net investment income  .........................................................               --          (237,595)
 Net realized gains  ............................................................               --          (135,767)
                                                                                      ------------       ------------
Total distributions  ............................................................               --          (373,362)
                                                                                      ------------       ------------
Fund share transactions:
 Proceeds from fund shares sold  ................................................        7,812,551        19,071,741
 Cost of fund shares repurchased    .............................................       (4,654,115)       (6,107,372)
 Distributions reinvested  ......................................................               --           373,362
                                                                                      ------------       ------------
Net increase in net assets resulting from fund share transactions    ............        3,158,436        13,337,731
                                                                                      ------------       ------------
Total increase in net assets  ...................................................        5,082,224        15,664,921
Net assets:
 Beginning of period    .........................................................       34,642,375        18,977,454
                                                                                      ------------       ------------
 End of period    ...............................................................     $ 39,724,599       $34,642,375
                                                                                      ============       ============
Accumulated undistributed net investment income included in ending net assets         $    241,438       $       920
                                                                                      ============       ============
Analysis of changes in shares of beneficial interest:
 Shares sold   ..................................................................        3,175,866         7,766,949
 Shares redeemed  ...............................................................       (1,896,171)       (2,495,545)
 Distributions reinvested  ......................................................               --           148,081
                                                                                      ------------       ------------
Net increase   ..................................................................        1,279,695         5,419,485
                                                                                      ============       ============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Keyport Variable Investment Trust Newport-Keyport Tiger Fund
--------------------------------------------------------------------------------


                                                                       (Unaudited)
                                                                     Six Months Ended      Year Ended      Period Ended
                                                                         June 30,         December 31,     December 31,
                                                                    ------------------   --------------   -------------
                                                                           1997               1996           1995***
                                                                    ------------------   --------------   -------------
Per share operating performance:
Net asset value, beginning of period  ...........................       $  2.52             $  2.28         $  2.00
                                                                        ----------            -------       --------
Net investment income (a)    ....................................          0.02                0.03            0.01
Net realized and unrealized gains on investments and foreign
 currency transactions (a)   ....................................          0.10                0.24            0.29
                                                                        ----------            -------       --------
Total from investment operations   ..............................          0.12                0.27            0.30
                                                                        ----------            -------       --------
Less distributions from:
 Dividends from net investment income    ........................            --               (0.02)          (0.01)
 In excess of net investment income   ...........................            --                  --           (0.01)
 Dividends from net realized gains on investments    ............            --               (0.01)             --
                                                                        ----------            --------      --------
 Total distributions   ..........................................            --               (0.03)          (0.02)
                                                                        ----------            --------      --------
Net asset value, end of period  .................................       $  2.64             $  2.52         $  2.28
                                                                        ==========           ========       ========
Total return:
 Total investment return (b)    .................................          4.76%***           11.73%          15.00%**
Ratios/supplemental data:
Net assets, end of period (000)    ..............................       $39,725             $34,642         $18,977
Ratio of net expenses to average net assets (c)   ...............          1.20%*              1.27%           1.75%*
Ratio of net investment income to average net assets (c)   ......          1.42%*              1.20%           0.89%*
Portfolio turnover ratio  .......................................             6%**                7%             12%**
Average commission rate (d)  ....................................       $0.0103             $0.0172              --

  * Annualized
 ** Not Annualized.
*** For the period from the commencement of operations May 1, 1995 to December
    31, 1995.
(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS



Note 1. Organization and Accounting Policies

Keyport Variable Investment Trust (the "Trust") an open-end, diversified management investment company, was organized as a Massachusetts business trust on March 4, 1993. At June 30, 1997 the Trust consisted of six series of Funds with different investment objectives, policies, and restrictions: Colonial-Keyport Growth and Income Fund ("Growth and Income Fund"), Colonial-Keyport Utilities Fund ("Utilities Fund"), Colonial-Keyport International Fund for Growth ("International Fund for Growth"), Colonial-Keyport Strategic Income Fund ("Strategic Income Fund"), Colonial-Keyport U.S. Stock Fund ("U.S. Stock Fund"), and Newport-Keyport Tiger Fund ("Tiger Fund") (individually referred to as a "Fund", or collectively referred to as the "Funds"). Each Fund's objective is as follows:

Growth and Income Fund seeks primarily income and long-term capital growth and, secondarily, preservation of capital.

Utilities Fund seeks primarily current income and, secondarily, long-term capital growth.

International Fund for Growth seeks long-term capital growth, by investing primarily in non-U.S. equity securities.

Strategic Income Fund seeks a high level of current income, as is consistent with prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign government and high yield, high risk corporate debt securities.

U.S. Stock Fund seeks growth over time exceeding the S&P 500 Index's performance.

Tiger Fund seeks long-term capital growth by investing primarily in equity securities of companies located in the nine "Tigers" of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines).

Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life insurance Policies ("VLI Policies") of Keyport Life Insurance Company ("Keyport"), Keyport America Life Insurance Company (formerly Crown America Life Insurance Company) (a wholly-owned subsidiary of Keyport), and the VA contracts of Liberty Life Assurance Company of Boston ("Liberty Life"). The insurance companies and their separate accounts own all the shares of the Funds. Keyport Advisory Services Corp. (the "Manager"), a wholly-owned subsidiary of Keyport, provides investment management, advisory, and administrative services to the Trust. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services to each Fund of the Trust, other than the Tiger Fund. Newport Fund Management, Inc. ("Newport") provides sub-advisory services to the Tiger Fund. Colonial also provides pricing and recordkeeping services to the Trust. Keyport Financial Services Corp., a wholly-owned subsidiary of Keyport, serves as the underwriter of the Trust. The Manager, Keyport, Colonial and Newport are indirect wholly-owned subsidiaries of Liberty Financial Companies, Inc. ("Liberty Financial"). Liberty Mutual Insurance Company ("Liberty Mutual") owns approximately 75% of the outstanding voting shares of Liberty Financial. Liberty Life is a wholly-owned subsidiary of Liberty Mutual and Liberty Mutual Fire Insurance Company.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments--Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued at the latest bid quotation. Long-term debt securities are valued on the basis of dealer-supplied quotations or valuations furnished by a pricing service which may employ electronic data processing techniques, including a "matrix" system to determine the valuations. Foreign debt securities are valued at the current bid price furnished by market makers. Foreign equity securities listed on an exchange are valued on the basis of last sale on the date as of which the valuation is made, or lacking any sales, at the current bid prices. Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations. In certain countries, the Fund may hold foreign designated shares. If the foreign share price is not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost unless the Trustees determine this does not represent fair value.

 Federal Income Taxes--The Funds intend to qualify as "regulated investment companies" and as such (and by complying with the applicable provisions of the Internal Revenue Code) will not be subject to Federal income tax on taxable income (including realized capital gains) distributed to shareholders. By making the distributions required under the Internal Revenue Code, the Funds intend to avoid excise tax liability.

 Organization Expenses--Costs incurred in connection with the organization and offering of the Funds are being deferred and amortized over 60 months from the date those Funds commenced business.

 Delayed Delivery Transactions--Growth and Income Fund and Strategic Income Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds identify securities as segregated in their custodial records with a value at least equal to the amount of the purchase commitment.

 Expenses--Most expenses of the Trust can be attributed to a Fund. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust.

 Other--Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on security transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividend and interest income and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains (losses) from investments. The Funds may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Funds may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Note 2. Fund Share Transactions
Each Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund.


Note 3. Security Transactions

Realized gains (losses) are computed on the identified cost basis for both financial reporting and Federal income tax purposes. At December 31, 1996, Utilities Fund had capital loss carryovers of $4,706,616 which will expire in or before 2004, if not utilized.


The cost of investments purchased and proceeds from investments sold excluding short-term investments for the six months ended June 30, 1997, for the Funds were as follows:


                          Growth                   International
                        and Income    Utilities      Fund for
                           Fund          Fund         Growth
                       ------------- ------------ --------------
Cost of investments
  purchased  .........  $10,328,763   $1,923,099    $4,777,455
Proceeds from
  investments sold ...   27,080,294    6,204,858     4,279,397





                              Strategic
                               Income        U.S. Stock
                                Fund            Fund         Tiger Fund
                            -------------   -------------   -----------
Cost of investments
  purchased  ............    $31,724,195     $13,965,455     $3,746,652
Proceeds from
  investments sold ......     26,480,208      12,139,707      2,116,488



For Growth and Income Fund and Strategic Income Fund, none and $148,750 and $4,137,223 and $1,737,753, respectively, represent the purchase cost and proceeds of sales of U.S. Government securities, respectively.


Note 4. Distributions to Shareholders

The Funds intend to distribute as dividends or capital gain distributions, at least annually, substantially all of their net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Funds at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with Federal Income tax regulations, which may differ from generally accepted accounting principles. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. Accordingly, amounts as of June 30, 1997 have been reclassified as follows:

                                    Inter-
                       Growth      national      Strategic
                     and Income    Fund for       Income         Tiger
                        Fund        Growth         Fund          Fund
                    ------------ ------------- ------------- -------------
Accumulated net
  investment
  income  .........  $ (16,447)   $ (17,317)    $  217,177    $ (10,562)
Accumulated net
  realized gain
  (losses) on
  investments   ...      4,722       17,316       (216,176)      10,562
Paid in capital         11,725            1         (1,001)          --


In all cases net assets were not affected by these changes.


Note 5. Fees and Compensation Paid to Affiliates

 Management and Sub-Advisory Fees--The Funds have management and sub-advisory agreements with the Manager, Colonial and Newport, respectively. For all the Funds, the management fee to be paid to the Manager is computed daily and paid monthly based upon the average daily net assets of the Funds at annual rates as follows:

                                         Annual Rate
                                         as a Percent
                                         of Average
                                            Daily
                Fund                     Net Assets
-------------------------------------   -------------
Growth and Income Fund   ............    0.65 of 1%
Utilities Fund  .....................    0.65 of 1%
International Fund for Growth  ......    0.90 of 1%
Strategic Income Fund ...............    0.65 of 1%
U.S. Stock Fund .....................    0.80 of 1%
Tiger Fund   ........................    0.90 of 1%

The Manager, out of the management fee it receives from the Funds, pays Colonial and Newport a sub-advisory fee based upon the average daily net assets of the Funds at annual rates as follows:

                                         Annual Rate
                                         as a Percent
                                         of Average
                                            Daily
                Fund                     Net Assets
-------------------------------------   -------------
Growth and Income Fund   ............    0.45 of 1%
Utilities Fund  .....................    0.45 of 1%
International Fund for Growth  ......    0.70 of 1%
Strategic Income Fund ...............    0.45 of 1%
U.S. Stock Fund .....................    0.60 of 1%
Tiger Fund   ........................    0.70 of 1%


 Bookkeeping Fee--Colonial provides bookkeeping and pricing services to each Fund for $27,000 per year plus 0.035% of the Fund's average daily net assets over $50 million.

 Transfer Agent Fee--Each of the Funds paid Colonial Investment Services, Inc., an affiliate of Colonial, for transfer agent services rendered at an annual rate of $7,500.

 Expense Reimbursement--Through April 30, 1998, the Manager has agreed to reimburse all expenses, including management fees, in excess of 1.00% of average daily net assets per annum for Growth and Income Fund, Utilities Fund and U.S. Stock Fund, in excess of 0.80% of average daily net assets for Strategic Income Fund and in excess of 1.75% of average daily net assets for International Fund for Growth and Tiger Fund.

Note 6. Investment in Repurchase Agreements

Each Fund may enter into repurchase agreements, which require the seller of the instrument to maintain on deposit with the Funds' custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Portfolio Manager's Discussion:
   Capital Appreciation Fund ..........................................1
   Managed Growth Stock Fund ..........................................3
   Managed Assets Fund ................................................4
   Mortgage Securities Income Fund ....................................5
   Cash Income Fund ...................................................6
Financial Statements:
   Capital Appreciation Fund ..........................................7
   Managed Growth Stock Fund .........................................12
   Managed Assets Fund ...............................................17
   Mortgage Securities Income Fund ...................................23
   Cash Income Fund ..................................................28
Notes to Financial Statements ........................................32

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Capital Appreciation Fund
--------------------------------------------------------------------------------

Dear Contract Owner:

Following a relatively weak first quarter, the Fund's performance rebounded in the second quarter ended June 30, 1997, with the Fund gaining 15.6 percent, only slightly behind the Russell 2000 return of 16.2 percent. This led to a total return for the six months ended June 30, 1997, of 7.2 percent for the Fund versus a 10.2 percent return for the Russell 2000. The Fund's performance continued to strengthen in the latter part of the second quarter, gaining 6.6 percent for the month of June versus 4.3 percent for the Russell 2000.

   We maintain between 30 percent and 40 percent of our total equity assets in the Fund's 10 largest equity positions. Such concentration has enhanced the Fund's overall return in the past. Past experience suggests that the stocks that perform best for us are those we know most thoroughly. During the reporting period, we added to our 10 largest holdings, increasing the concentration of the Fund's equity assets in its top holdings to 37 percent. We believe this strategy helped the Fund's overall performance, as our top 10 equity holdings accounted for approximately 74 percent of the Fund's total return in the first six months. For example, four of the Fund's top 10 holdings -- Alternative Resources (3.2 percent of total net assets), AVX Corporation (3.6 percent of total net assets), CB Commercial Real Estate (3.8 percent of total net assets), and 20th Century Industries (3.9 percent of total net assets) -- appreciated 17.3 percent, 25.6 percent, 53.4 percent and 24.4 percent, respectively, during the first six months of the year.

   In terms of sector performance, the Capital Appreciation Fund's best performers in the first half of the year were in the financial, technology and industrial sectors. Financial stocks that contributed meaningfully to the strong performance included our specialty insurance holdings -- 20th Century Industries, Mutual Risk Management and Meadowbrook Insurance (3.9 percent, 2.9 percent, and 3.4 percent of total net assets) -- as well as the real estate manager and broker CB Commercial Real Estate (3.8 percent of total net assets). Among the strongest performers in the technology sector were FiServ (3.6 percent of total net assets), which provides data processing services to financial companies, and Alternative Resources (3.2 percent of total net assets), which provides human resource solutions for technology assignments. AVX Corporation (3.6 percent of total net assets), a leading manufacturer of passive electronic components also fared well, as demand for its products has begun to increase following a cyclical slowdown in business volume. Strong industrial stocks include Kent Electronics (2.8 percent of total net assets), an electronics distributor and contract manufacturer, and Ballantyne of Omaha (1.9 percent of total net assets), the leading producer of motion picture projectors. Finally, Grupo Radio Centro (1.8 percent of total net assets) also did well; this owner and operator of radio stations in Mexico benefited from improving economic conditions.

   Offsetting a portion of these gains, the Fund's energy holdings continued to underperform in the second quarter reflecting declining oil and gas prices. Barrett


                       SteinRoe Variable Investment Trust
              Capital Appreciation Fund, S&P 500 and Russell 2000

Performance of a hypothetical $10,000 investment January 1, 1989, to June 30, 1997

[line chart]********************************************************************
               Capital Appreciation Fund     S&P 500 Index  Russell 2000 Index
1/89           10,000                        10,000         10,000
12/89          13,084                        13,163         11,626
12/90          11,918                        12,754          9,361
12/91          16,357                        16,631         13,672
12/92          18,725                        17,896         16,189
12/93          25,406                        19,697         19,245
12/94          25,708                        19,955         18,894
12/95          28,729                        27,444         24,270
12/96          36,469                        33,756         28,274
6/97           39,077                        40,335         31,158
********************************************************************************


-----------------------------
Average Annual Total Return
     at June 30, 1997

1-Year    5-Year    Inception
16.7%     20.4%        17.4%
-----------------------------

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Capital Appreciation Fund
--------------------------------------------------------------------------------


Resources (2.3 percent of total net assets) was particularly weak based on disappointing recent exploration results. While the Fund's three domestic exploration and production companies have been disappointing investments in the short term, they have been very successful long-term investments because their management teams have succeeded in growing oil and gas reserves rapidly at a low cost per barrel. Central European Television (3.2 percent of total net assets), an owner and operator of television stations based in Europe, was negatively affected by regulatory uncertainty -- subsequently resolved in way that is favorable to the company -- and currency depreciation in the Czech Republic.

   Recent new holdings include CoreStaff, a provider of information technology staffing solutions; SPSS, a leader in statistical software; and Henry Schein, a distributor of dental and medical products (2.3 percent, 1.8 percent, and 1.2 percent of total net assets). We also purchased shares in Helen of Troy (1.6 percent of total net assets), a designer and marketer of hair care and personal appliances. The Fund sold CFC International, National Processing and Storm Technology after disappointing operating results, and we eliminated Dr. Solomon's Group after signs of more vigorous competition in the anti-virus software market.

   The Capital Appreciation Fund attempts to create wealth for its shareholders by investing in well-selected small-cap growth companies that are entrepreneurially managed and which trade at reasonable valuation levels. During the reporting period we maintained an equity ratio of roughly 90 percent of total net assets -- this is approximately the midpoint of our normal equity ratio range of 85 percent to 95 percent. We believe the growth prospects for the companies in the portfolio are considerably higher than for the typical company in today's market. At the same time, the portfolio's price-earnings ratio is only a modest premium to that of the market. In our opinion today's small-cap investor should benefit from higher growth, without having to overpay for it.

                                          John McLandsborough and Dick Peterson,
                                                              Portfolio Managers




Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Life of Fund is from Fund inception on Jan. 1, 1989, benchmark performance is from Dec. 31, 1988, to June 30, 1997. The Russell 2000 is an unmanaged group of stocks that differs from the Fund's composition; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median total returns for the Fund's small-cap fund peer group for the one-year, five-year and Life of Fund periods ended June 30, 1997, were 16.68 percent,
16.55 percent and 16.42 percent, respectively.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Managed Growth Stock Fund
--------------------------------------------------------------------------------


Dear Contract Owner:

For the six months ended June 30, 1997, Managed Growth Stock Fund's return of
19.57 percent outpaced the 14.35 percent median return of its Lipper VA growth fund peer group as well as the S&P 500 return of 19.49.

   During the first half of the reporting period, growing concern about a possible earnings slowdown prompted many investors to flee small- and mid-cap stocks in search of the liquidity and predictability of large-cap, high-quality growth stocks. The Fund clearly benefited from this trend, which continued into the second half of the reporting period. Large-cap, high-quality growth stocks have experienced a powerful market rally as their multinational focus continues to attract investors' dollars. That's because investors have increasingly emphasized earnings, and large-cap, high-quality stocks with a multinational focus have, in general, reported much better earnings than their small- and mid-cap brethren.

   The pharmaceutical sector was one of our top performers, due in large part to a string of successful new product introductions and the continued enthusiastic support of investors who favor the noncyclical -- and relatively stable -- nature of drug company earnings. The portfolio's telecommunications equipment providers also boosted performance, particularly companies like Motorola, Tellabs and LM Ericcson (3.5 percent, 2.6 percent and 3.0 percent of total net assets, respectively) that continue to provide innovative products to help solve the need among telephone companies to upgrade systems and handle greater voice and data capacity. Finally, global consumer franchises like Coca-Cola, Gillette and Procter & Gamble (3.4 percent, 3.6 percent and 3.2 percent of total net assets, respectively) continue to do well as their earnings consistently meet or exceed expectations.

   Purchases during the last six months have ranged from Motorola, a telecommunications equipment company, and Nokia Corp., a leading international telecommunications group; to Paychex, Inc., a provider of payroll processing services, and Wells Fargo & Co., one of the largest bank holding companies (3.5 percent, 1.9 percent, 0.7 percent and 1.3 percent of total net assets, respectively). We believe these companies should experience strong earnings growth over the next few years.

   We remain positive about the Fund's long-term prospects, especially since we think that increased global competition has created a new breed of large-cap company -- one that boasts worldwide dominance, superefficient production and an outspoken commitment to shareholder value. In our opinion, these kinds of companies should do well regardless of how the U.S. economy is performing.

                                               Erik Gustafson, Portfolio Manager



Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Life of Fund is from Fund inception on Jan. 1, 1989; benchmark performance is from Dec. 31, 1988, to June 30, 1997. The S&P 500 is an unmanaged group of stocks that differs from the Fund's composition; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median total returns for the Fund's VA growth fund peer group for the one-year, five-year and Life of Fund periods ended June 30, 1997, were 16.68 percent, 16.55 percent and
16.42 percent, respectively.



                       SteinRoe Variable Investment Trust
                      Managed Growth Stock Fund and S&P 500

Performance of a hypothetical $10,000 investment January 1, 1989, to June 30, 1997

[line chart]********************************************************************
               Managed Growth Stock Fund     S&P 500 Index
1/89           10,000                        10,000
12/89          13,130                        13,163
12/90          12,913                        12,754
12/91          19,115                        16,631
12/92          20,382                        17,896
12/93          21,395                        19,697
12/94          20,036                        19,955
12/95          27,596                        27,444
12/96          33,756                        33,756
6/97           40,018                        40,335
********************************************************************************


-----------------------------
Average Annual Total Return
     at June 30, 1997

1-Year    5-Year    Inception
29.7%     17.6%        17.7%
-----------------------------

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Managed Assets Fund
--------------------------------------------------------------------------------



Dear Contract Owner:

For the six months ended June 30, 1997, Managed Assets Fund's return of 9.17 percent lagged the 10.14 percent median return of its Lipper VA flexible portfolio peer group, and the 19.49 percent return of the S&P 500.

   Solid performances by our financial services, health care, electrical equipment and retail holdings fueled performance. Many of our international holdings also contributed. Our equity gains, however, were offset somewhat by the flatter returns of our REIT and energy holdings. Our fixed income holdings -- dampened in the first quarter of 1997 when the rate increase caused the long bond to more than retrace earlier gains -- rallied later in the reporting period on the news of a possible budget deal and strong foreign demand.

   To help enhance diversification, we added several new holdings, including United HealthCare, a health care management firm; Fujitsu, a Japanese telecommunications equipment firm; Siemens, a German electronics firm; and Santa Fe International, an oil services firm (0.7 percent, 0.5 percent, 0.5 percent and 0.5 percent of total net assets, respectively). We shifted out of GM and into Honda (0.7 percent of total net assets) during the last six months, as we think a stronger dollar could hamper U.S. automakers' ability to compete against Japanese and German competitors.

   Going forward, we believe inflation will remain moderate and economic growth will eventually slow, which could lead to further positive returns for our bond investments. While we think attractive equity opportunities exist overseas, we're less positive about the domestic stock market, as we think either slowing corporate revenues or increasing wage pressures could lead to some erosion in profit margins. Nonetheless, we think a good bond market and strong economic conditions should ward off any major dislocations.

                                            Harvey Hirschhorn, Portfolio Manager



Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Life of Fund is from Fund inception of Jan. 1, 1989; benchmark performance is from Dec. 31, 1988, to June 30, 1997. The S&P 500 is an unmanaged group of stocks that differs from the Fund's composition; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median total returns for the Fund's VA flexible portfolio fund peer group for the one-year, five-year and Life of Fund periods ended June 30, 1997, were 19.49 percent,
13.11 percent and 13.10 percent, respectively.


                       SteinRoe Variable Investment Trust
                         Managed Assets Fund and S&P 500

Performance of a hypothetical $10,000 investment January 1, 1989, to June 30, 1997

[line chart]********************************************************************
               Managed Assets Fund           S&P 500 Index
1/89           10,000                        10,000
12/89          12,238                        13,163
12/90          12,154                        12,754
12/91          15,549                        16,631
12/92          16,720                        17,896
12/93          18,273                        19,697
12/94          17,690                        19,955
12/95          22,189                        27,444
12/96          25,657                        33,756
6/97           28,010                        40,335
********************************************************************************


-----------------------------
Average Annual Total Return
     at June 30, 1997

1-Year    5-Year    Inception
18.5%     12.4%        12.9%
-----------------------------

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Mortgage Securities Income Fund
--------------------------------------------------------------------------------


Dear Contract Owner:

For the six months ended June 30, 1997, Mortgage Securities Income Fund's return of 3.35 percent outpaced the 3.24 percent median return of its Lipper U.S. government fund peer group, but trailed the 3.92 percent return of the Lehman Mortgage-Backed Securities Index.

   We gradually have reduced the Fund's mortgage-backed holdings throughout the reporting period as they have become less attractive. We are now near the lower end of our historical allocation range for mortgages. That's because we believe mortgages are generally overvalued as a result of both strong investor demand for these securities and low volatility in the bond market. We sold current coupon and premium coupon mortgages because we think these are the most likely to underperform if interest rates decline and prepayment risk increases. We have, however, held onto lower- and higher-coupon mortgage securities that we think are the most attractive in the current environment.

   We view asset-backed securities collateralized by home equity loans and manufactured housing loans as very attractive. These securities have less prepayment risk than most mortgage-backed securities and, on a risk-adjusted basis, have attractive yields relative to mortgage-backed securities. We currently have 9.6 percent of the Fund invested in asset-backed securities.

   Going forward, we believe Treasury securities will outperform mortgages over the next three to six months. Currently, mortgages do not offer enough yield to compensate for the prepayment risk inherent in these securities. Within the mortgage market, we think discount and premium coupons are attractive relative to current coupons. Given our favorable outlook for the economy, we believe corporate bonds may outperform both Treasuries and mortgages.

                                              Michael Kennedy, Portfolio Manager



Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares. Portfolio holdings as of June 30, 1997; portfolio data subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Fund is neither insured nor guaranteed by the U.S. government. Life of Fund is from Fund inception on Jan. 1, 1989; benchmark performance is from Dec. 31, 1988, to June 30, 1997. The Lehman Mortgage-Backed Securities Index represents an unmanaged group of mortgage-backed securities that differs from the composition of the Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's U.S. government fund peer group for the one-year, five-year and Life of Fund periods ended June 30, 1997, were 7.49 percent, 6.23 percent and 8.75 percent, respectively.



                       SteinRoe Variable Investment Trust
   Mortgage Securities Income Fund and Lehman Mortgage-Backed Securities Index

Performance of a hypothetical $10,000 investment January 1, 1989, to June 30, 1997

[line chart]********************************************************************
               Mortgage Securities           Lehman Mortgage-Backed
               Income Fund                   Securities Index
1/89           10,000                        10,000
12/89          11,284                        11,535
12/90          12,311                        12,772
12/91          14,094                        14,779
12/92          14,933                        15,809
12/93          15,868                        16,890
12/94          15,619                        16,618
12/95          18,077                        19,411
12/96          18,924                        20,449
6/97           19,561                        21,251
********************************************************************************


-----------------------------
Average Annual Total Return
     at June 30, 1997

1-Year    5-Year    Inception
 8.3%      6.2          8.2%
-----------------------------

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
SteinRoe Variable Investment Trust Cash Income Fund
--------------------------------------------------------------------------------


Dear Contract Owner:

Cash Income Fund finished the six-month reporting period with a 2.49 percent total return, just ahead of the 2.48 percent median return for its money market fund peer group.

   The Fund's yield reflects the see-saw environment of interest rates that has been in effect throughout much of the last year. One year ago, the Federal Reserve had just shifted from an easing to a neutral mode, as its series of rate cuts designed to bring the economy to a soft landing appeared successful. Throughout this year, the economy's mixed signals sent money market rates up and down, but in a fairly tight range. In late March 1997, economic signposts pointed to an economy that was growing too quickly, and the Federal Reserve tightened rates by a quarter of a percentage point. Since then, however, economic growth appears to have slowed to a more sustainable rate and the Federal Reserve has stood firm on interest rates.

   During times of economic uncertainty, we look for pockets of opportunity to potentially enhance the Fund's yield. While the Federal Reserve was in its easing-to-neutral mode, we added to our holdings of Federal agency securities to lock in higher yields on longer-term securities. The middle two quarters of the fiscal year brought mixed economic signals. As a result, we increased our allocation of shorter-term commercial paper. This benefited the Fund because many investors expected a tightening move.

   As we approached fiscal year end, investors began to anticipate further rate hikes and we looked to add corporate "floaters" to the Fund at attractive spreads. We like these variable-rate corporate notes because they have one-year maturities and their coupons adjust or "float" quarterly with market rates. Not only do they offer high current yield potential, they also offer additional yield potential because their coupons will float up to at least market rate yields should the Federal Reserve raise interest rates. We are very selective in the floaters we purchase. Of course we consider them for their defensive characteristics in a rising-rate environment, but we also look for an attractive current coupon. In this way, even if the Federal Reserve goes into a neutral mode we can continue to capture additional yield potential.

   Going forward, we plan to keep the Fund's average maturity shorter because there is still a slim chance that the Federal Reserve may raise interest rates at one of its next meetings. By maintaining a neutral maturity range, The Fund is positioned to respond accordingly to the outcome of those meetings or other significant economic events. As always, we'll look for opportunities to add longer-maturity securities at attractive rates.

                                                 Jane Naeseth, Portfolio Manager




Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain its stable net asset value of $1 per share. Life of Fund is from fund inception on January 1, 1989. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median total returns for the Fund's money market fund peer group for the one-year, five-year and Life of Fund periods ended June 30, 1997, were 5.04 percent, 4.21 percent and 5.30 percent, respectively.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Capital Appreciation Fund /
June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      Market
                                           Shares      Value
                                         ---------  -----------
COMMON STOCKS--(92.2%)
Auto Accessories--(2.2%)
Superior Industries International, Inc.    168,000 $ 4,452,000
                                                    -----------
Banks/Savings and Loans--(2.0%)
Grupo Financiero Inbursa                   670,000   2,804,827
Rancho Santa Fe National Bank (a)          111,900   1,188,938
                                                    -----------
                                                     3,993,765
                                                    -----------
Broadcasting/Media--(9.8%)
Central European Media Enterprises
   Ltd. (a)                                243,900   6,341,400
Grupo Radio Centro ADSs (a)                311,000   3,654,250
Hollinger International, Inc.              350,000   3,915,625
Metro Networks, Inc. (a)                   237,900   5,769,075
                                                    -----------
                                                    19,680,350
                                                    -----------
Business Services--(17.2%)
Alternative Resources Corporation (a)      310,600   6,328,475
CORESTAFF, Inc. (a)                        168,000   4,536,000
Covance, Inc. (a)                          252,400   4,874,475
Danka Business Systems Plc ADRs             89,000   3,637,875
G & K Services Cl. A                       211,000   7,859,750
Interim Services Inc. (a)                  140,400   6,247,800
Investors Financial Services Corporation    25,000   1,187,500
                                                    -----------
                                                    34,671,875
                                                    -----------
Computer Hardware and Software--(4.9%)
Microware Systems Corporation (a)          125,600   1,114,700
SPSS, Inc. (a)                             125,000   3,625,000
Zebra Technologies Corporation (a)         180,100   5,020,287
                                                    -----------
                                                     9,759,987
                                                    -----------
Computer Services--(3.6%)
Fiserv Inc. (a)                            161,600   7,211,400
                                                    -----------
Consumer Electronics/Appliances--(1.6%)
Helen of Troy Ltd. (a)                     124,500   3,190,312
                                                    -----------
Diversified Operations--(0.1%)
Fischer Companies, Inc.                        800     104,000
                                                    -----------
Drugs--(0.9%)
Ligand Pharmaceuticals, Inc. (a)           140,000   1,802,500
                                                    -----------
Educational Services--(1.7%)
Firearms Training Systems, Inc. (a)        255,800   3,517,250
                                                    -----------
Electrical Power Generation--(1.0%)
AES Corporation (a)                         27,000   1,910,250
                                                    -----------
Electrical Equipment--(8.3%)
AVX Corp.                                  265,300 $ 7,163,100
Ballantyne of Omaha, Inc. (a)              215,000   3,870,000
Kent Electronics Corporation (a)           155,000   5,686,563
                                                    -----------
                                                    16,719,663
                                                    -----------
Electronic Components--(0.1%)
Zytec Corporation (a)                        7,600     142,500
                                                    -----------
Equipment Rental & Leasing--(2.1%)
U.S. Rentals, Inc. (a)                     168,100   4,255,031
                                                    -----------
Food Distributor--(2.2%)
Richfood Holdings, Inc.                    169,000   4,394,000
                                                    -----------
Insurance--(10.2%)
Meadowbrook Insurance Group, Inc.          271,400   6,768,037
Mutual Risk Management Ltd.                126,666   5,810,803
20th Century Industries, Inc.              373,100   7,835,100
                                                    -----------
                                                    20,413,940
                                                    -----------
Medical Equipment--(4.6%)
National Dentex Corporation (a)             15,800     300,200
Urologix, Inc. (a)                         171,900   2,922,300
Uroquest Medical Corporation (a)           255,000   1,657,500
Xomed Surgical Products Inc. (a)           215,400   4,308,000
                                                    -----------
                                                     9,188,000
                                                    -----------
Oil/Gas--(6.2%)
Barrett Resources Corp. (a)                153,800   4,604,387
Cross Timbers Oil Company                  133,500   2,569,875
Devon Energy Corporation                   144,300   5,303,025
                                                    -----------
                                                    12,477,287
                                                    -----------
Real Estate Development/Management--(3.8%)
Beacon Properties Corporation                4,600     153,525
CB Commercial Real Estate Services
   Group, Inc. (a)                         248,100   7,536,038
                                                    -----------
                                                     7,689,563
                                                    -----------
Retail--(3.0%)
Garden Botanika, Inc. (a)                  135,000     810,000
Video Update, Inc. (a)                     557,000   2,471,687
Whole Foods Market, Inc. (a)                82,500   2,732,813
                                                    -----------
                                                     6,014,500
                                                    -----------
Specialty Chemicals--(2.7%)
ChemFirst, Inc.                            197,900   5,368,038
                                                    -----------

SCHEDULE OF INVESTMENTS                               Market
(Continued)                                Shares      Value
                                         ---------  -----------
COMMON STOCKS (Continued)
Telecommunications--(2.1%)
Western Wireless Corporation (a)           270,200 $ 4,289,425
                                                   ------------


Wholesale Distribution--(1.9%)
AmeriSource Distribution
   Corporation (a)                          30,000   1,496,250
Henry Schein, Inc. (a)                      75,500   2,359,375
                                                   ------------
                                                     3,855,625
                                                   ------------
  Total Common Stocks (Cost $158,432,119)          185,101,261
                                                   ------------

                                                      Market
                                            Par        Value
                                         ---------  -----------
SHORT-TERM INVESTMENTS--(7.7%)
Associates Corp. of North America
   6.200% 7/01/97                       $8,350,000 $ 8,350,000
Louisiana Land & Exploration
   5.820% 7/01/97                        7,000,000   7,000,000
                                                   ------------
  Total Short-Term Investments
     (Cost $15,350,000)                             15,350,000
                                                   ------------
  Total Investments--(99.9%)
    (Cost $173,782,119) (b)                        200,451,261
Other Assets, less Liabilities--(0.1%)                 166,536
                                                   ------------
Net Assets (100%)                                 $200,617,797
                                                   ============


(a) Non-income producing security.
(b) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation on investments at June 30, 1997 is as follows:

         Gross unrealized appreciation:       $30,891,072
         Gross unrealized depreciation:        (4,221,930)
                                              -----------
                                              $26,669,142
                                              ============


                       See Notes to Financial Statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Capital Appreciation Fund /
June 30, 1997 (Unaudited)
================================================================================

Assets:
Investments, at market value (identified cost $173,782,119)                             $200,451,261
Cash (including foreign currencies)                                                           51,868
Receivable for investments sold                                                            1,000,892
Receivable for fund shares sold                                                              291,460
Dividends and interest receivable                                                             55,792
Other assets                                                                                  14,988
                                                                                        ------------
     Total assets                                                                        201,866,261
                                                                                        ------------
Liabilities:
Payable for investments purchased                                                            823,875
Payable for fund shares repurchased                                                          282,967
Payable to adviser                                                                           101,086
Accrued expenses payable                                                                      40,536
                                                                                        ------------
     Total liabilities                                                                     1,248,464
                                                                                        ------------
Net assets                                                                              $200,617,797
                                                                                        ============
Net assets represented by:
   Paid-in capital                                                                      $171,307,315
   Accumulated undistributed net investment income                                           173,347
   Accumulated net realized gains on investments and foreign currency transactions         2,471,047
   Net unrealized appreciation on investments and foreign currencies                      26,666,088
                                                                                        ------------
Total net assets applicable to outstanding shares of beneficial interest                $200,617,797
                                                                                        ============
Shares of beneficial interest outstanding                                                 11,216,330
                                                                                        ============
Net asset value per share                                                                     $17.89
                                                                                             =======



================================================================================
STATEMENT OF OPERATIONS
Six Months Ended June 30, 1997 (Unaudited)
================================================================================

Investment income:
   Dividends (net of foreign taxes withheld)                                            $    502,255
   Interest income                                                                           381,169
                                                                                        -------------
     Total investment income                                                                 883,424
                                                                                        -------------
Expenses:
   Management fee                                                                            468,624
   Administrative fee                                                                        140,587
   Custodian fee                                                                              25,340
   Accounting fee                                                                             14,234
   Printing expense                                                                           16,860
   Audit and legal fees                                                                        9,050
   Trustees' fees                                                                              7,512
   Transfer agent fee                                                                          3,620
   Miscellaneous expense                                                                       3,024
                                                                                        -------------
     Total expenses                                                                          688,851
                                                                                        -------------
Net investment income                                                                        194,573
Realized and unrealized gains on investments:
   Net realized gains on investments                                                       2,492,277
   Net realized gains on foreign currency transactions                                         2,606
   Change in unrealized appreciation or depreciation of investments                       10,384,294
                                                                                        -------------
Net increase in net assets resulting from operations                                    $ 13,073,750
                                                                                        =============


                       See Notes to Financial Statements.

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Capital Appreciation Fund
================================================================================


                                                                                       Six Months          Year Ended
                                                                                      June 30, 1997        December 31,
                                                                                       (Unaudited)             1996
                                                                                      ------------         -------------
Operations:
   Net investment income                                                              $    194,573         $    340,782
   Net realized gains on investments                                                     2,492,277           37,125,858
   Net realized gains (losses) on foreign currency transactions                              2,606              (19,291)
   Change in unrealized appreciation or depreciation of investments                     10,384,294            1,982,076
                                                                                      ------------         ------------
Net increase in net assets resulting from operations                                    13,073,750           39,429,425
                                                                                      ------------         ------------
Distributions declared from:
   Net investment income                                                                  (265,000)                  --
   Net realized gains on investments                                                   (36,940,000)                  --
                                                                                      ------------         ------------
   Total distributions                                                                 (37,205,000)                  --
                                                                                      ------------         ------------
Fund share transactions:
   Proceeds from fund shares sold                                                       27,403,142           59,130,137
   Cost of fund shares repurchased                                                     (36,078,115)         (45,588,671)
   Distributions reinvested                                                             37,205,000                   --
                                                                                      ------------         ------------
Net increase in net assets resulting from fund share transactions                       28,530,027           13,541,466
                                                                                      ------------         ------------
Total increase in net assets                                                             4,398,777           52,970,891
Net assets:
   Beginning of period                                                                 196,219,020          143,248,129
                                                                                      ------------         ------------
   End of period                                                                      $200,617,797         $196,219,020
                                                                                      ============         ============
Accumulated undistributed net investment income included in ending net assets         $    173,347         $    243,774
                                                                                      ============         ============
Analysis of changes in shares of beneficial interest:
   Shares sold                                                                           1,561,687            3,135,974
   Shares repurchased                                                                   (2,065,204)          (2,445,679)
   Distributions reinvested                                                              2,256,218                   --
                                                                                      ------------         ------------
Net increase                                                                             1,752,701              690,295
                                                                                      ============         ============

                       See Notes to Financial Statements.

================================================================================
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Capital Appreciation Fund
================================================================================


                                            Six Months Ended                      Year Ended December 31,
                                              June 30, 1997  -------------------------------------------------------------------
                                               (Unaudited)      1996          1995          1994         1993          1992
                                             ------------    ---------     --------      --------      --------     --------
Per share operating performance:
Net asset value, beginning of year            $  20.73       $  16.33     $  14.74       $ 16.53       $ 15.34      $ 15.32
                                              ---------      ---------    ---------     ---------      --------     --------
Net investment income                             0.02           0.04         0.04          0.06          0.03           --
Net realized and unrealized gains
   on investments and foreign currency
   transactions                                   1.13           4.36         1.69          0.09          5.22         2.17
                                              ---------      ---------    ---------     ---------      --------     --------
Total from investment operations                  1.15           4.40         1.73          0.15          5.25         2.17
                                              ---------      ---------    ---------     ---------      --------     --------
Less distributions:
   Dividends from net investment income          (0.03)            --        (0.04)        (0.07)        (0.02)          --
   Distributions from net realized gains
     on investments                              (3.96)            --        (0.10)        (1.87)        (4.04)       (2.15)
                                              ---------      ---------    ---------     ---------      --------     --------
Total distributions                              (3.99)            --        (0.14)        (1.94)        (4.06)       (2.15)
                                              ---------      ---------    ---------     ---------      --------     --------
Net asset value, end of year                  $  17.89       $  20.73     $  16.33       $ 14.74       $ 16.53      $ 15.34
                                               ========       ========     ========      ========       =======      =======
Total return:
Total investment return                           7.15%         26.94%       11.75%         1.19%(b)     35.68%(b)    14.48%
Ratios/supplemental data:
Net assets, end of period (000's)             $200,618       $196,219     $143,248      $134,078       $96,544      $52,135
Ratio of expenses to average net assets           0.74%(c)       0.75%        0.76%         0.80%(a)      0.84%(a)     1.01%
Ratio of net investment income to average
   net assets                                     0.21%(c)       0.20%        0.26%         0.44%(b)      0.13%(b)    (0.01)%
Portfolio turnover ratio                            38%           100%         132%          144%          112%          85%
Average commissions (per share)               $ 0.0353       $ 0.0251           --            --            --           --


(a) These ratios were not materially affected by the reimbursement of certain expenses by the Adviser and Administrator.

(b) Computed giving effect to the Investment Adviser's and the Administrator's expense limitation undertaking.

(c) Annualized.


                       See Notes to Financial Statements.

================================================================================
SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Managed Growth Stock Fund /
June 30, 1997 (Unaudited)
================================================================================

                                                       Market
                                           Shares       Value
                                         ---------  -----------
COMMON STOCKS--(96.1%)
Banks--(6.1%)
Citicorp                                    40,000  $ 4,822,500
MBNA Corp.                                 123,750    4,532,344
Wells Fargo & Company                       10,000    2,695,000
                                                      ---------
                                                     12,049,844
                                                      ---------
Business Services--(2.9%)
First Data Corporation                     100,000    4,393,750
Paychex, Inc.                               35,000    1,330,000
                                                      ---------
                                                      5,723,750
                                                      ---------
Computers and Computer Software--(8.0%)
Cisco Systems, Inc. (a)                     65,000    4,363,125
Intel Corporation                           35,000    4,963,437
Microsoft Corp. (a)                         50,000    6,318,750
                                                      ---------
                                                     15,645,312
                                                      ---------
Consumer Related--(9.0%)
CUC International, Inc. (a)                165,000    4,259,063
The Gillette Company                        75,000    7,106,250
The Proctor & Gamble Co.                    45,000    6,356,250
                                                      ---------
                                                     17,721,563
                                                      ---------
Drugs--(7.5%)
Eli Lilly & Co.                             50,000    5,465,625
Merck & Co.                                 55,000    5,692,500
SmithKline Beecham Plc ADRs                 40,000    3,665,000
                                                      ---------
                                                     14,823,125
                                                      --------
Electrical Equipment--(3.3%)
General Electric Company                   100,000    6,537,500
                                                      ---------
Energy--(4.0%)
Schlumberger Ltd.                           40,000    5,000,000
Renaissance Energy Ltd. (a)                100,000    2,783,617
                                                      ---------
                                                      7,783,617
                                                      ---------
Financial Services--(3.1%)
Federal National Mortgage
   Association                             140,000    6,107,500
                                                      ---------
Food/Beverage/Tobacco--(5.8%)
The Coca Cola Company                      100,000    6,750,000
Phillip Morris Companies, Inc.             105,000    4,659,375
                                                      ---------
                                                     11,409,375
                                                      ---------
Health Care--(4.5%)
Johnson & Johnson                           80,000    5,150,000
United Healthcare Corp.                     70,000    3,640,000
                                                      ---------
                                                      8,790,000
                                                      ---------
Hotel--(3.6%)
HFS, Inc.                                   70,000  $ 4,060,000
Sun International Hotels Ltd. (a)           80,000    2,955,000
                                                      ---------
                                                      7,015,000
                                                      ---------
Insurance--(6.6%)
American International Group, Inc.          37,500    5,601,562
The Travelers, Inc.                        115,000    7,252,188
                                                      ---------
                                                     12,853,750
                                                      ---------
Leisure & Entertainment--(2.0%)
Disney (Walt) Co.                           50,000    4,012,500
                                                      ---------
Medical Supplies--(4.2%)
Baxter International Inc.                   65,000    3,396,250
Medtronic, Inc.                             60,000    4,860,000
                                                      ---------
                                                      8,256,250
                                                      ---------
Retail--(4.6%)
The Home Depot, Inc.                        70,000    4,825,625
Kohl's Corp. (a)                            80,000    4,235,000
                                                      ---------
                                                      9,060,625
                                                      ---------
Restaurants--(1.7%)
McDonald's Corporation                      70,000    3,381,875
                                                      ---------
Rubber, Plastic & Related--(2.6%)
Illinois Tool Works Inc.                   100,000    4,993,750
                                                      ---------
Technology Services--(4.4%)
Tellabs Inc. (a)                            90,000    5,028,750
Thermo Electron Corp. (a)                  105,000    3,570,000
                                                      ---------
                                                      8,598,750
                                                      ---------
Telecommunications--(12.2%)
LM Ericcson Telecommunications
   ADRs Class B                            150,000    5,906,250
Lucent Technologies Inc.                    55,000    3,963,438
Motorola, Inc.                              90,000    6,840,000
Nokia Corporation ADRs Class A              50,000    3,687,500
WorldCom Inc. (a)                          110,000    3,520,000
                                                      ---------
                                                     23,917,188
                                                      ---------
   Total Common Stocks
        (Cost $100,201,164)                         188,681,274
                                                      ---------

                       See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                Market
(Continued)                                  Par        Value
                                         ---------  -----------
SHORT-TERM INVESTMENTS--(5.9%)
Associates Corp. of North America
   6.200% 7/01/97                        $8,570,000  $ 8,570,000
Louisiana Land & Exploration
   5.820% 7/01/97                         3,000,000    3,000,000
                                                       ---------
   Total Short-Term Investments
     (Cost $11,570,000)                               11,570,000
                                                       ---------
   Total Investments--(102%)
     (Cost $111,771,164) (b)                         200,251,274
Other Assets, less Liabilities--(-2%)                 (4,083,789)
                                                       ---------
Net Assets (100%)                                   $196,167,485
                                                    ============

   (a) Non-income producing security.
   (b) The cost of investments for federal income tax purposes is $111,772,404. Gross unrealized appreciation and depreciation at June 30, 1997, is as follows:

         Gross unrealized appreciation:    $89,125,263
         Gross unrealized depreciation:      (646,393)
                                            ---------
         Net unrealized appreciation:      $88,478,870
                                            =========



                       See Notes to Financial Statements.

===============================================================================
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Managed Growth Stock Fund /
June 30, 1997 (Unaudited)
===============================================================================

Assets:
Investments, at market value (identified cost $111,771,164)                $200,251,274
Cash                                                                             53,657
Receivable for investments sold                                                 814,728
Receivable for fund shares sold                                                 111,044
Dividends receivable                                                            166,700
Other assets                                                                     14,752
                                                                           -------------
   Total assets                                                             201,412,155
                                                                           -------------
Liabilities:
Payable for investments purchased                                             4,821,035
Payable for fund shares repurchased                                             299,647
Management fee payable                                                           64,641
Administrative fee payable                                                       19,409
Accrued expenses payable                                                         38,720
Other liabilities                                                                 1,218
                                                                           -------------
   Total liabilities                                                          5,244,670
                                                                           -------------
Net assets                                                                 $196,167,485
                                                                           =============
Net assets represented by:
   Paid-in capital                                                         $105,092,952
   Accumulated undistributed net investment income                              339,549
   Accumulated net realized gains on investments                              2,254,613
   Net unrealized appreciation on investments and foreign currencies         88,480,371
                                                                           -------------
Total net assets applicable to outstanding shares of beneficial interest   $196,167,485
                                                                           =============
Shares of beneficial interest outstanding                                     6,005,671
                                                                           =============
Net asset value per share                                                        $32.66
                                                                             ===========


===============================================================================
STATEMENT OF OPERATIONS
Six Months Ended June 30, 1997 (Unaudited)
===============================================================================

Investment income:
   Dividends (net of foreign taxes withheld)                               $    749,994
   Interest income                                                              239,100
                                                                           -------------
   Total investment income                                                      989,094
                                                                           -------------
Expenses:
   Management fee                                                               441,492
   Administrative fee                                                           132,448
   Accounting fee                                                                14,380
   Custodian fee                                                                  9,955
   Audit and legal fees                                                           8,145
   Trustees' fees                                                                 6,774
   Printing expense                                                               5,430
   Transfer agent fee                                                             3,620
   SEC & State registration fees                                                  1,810
   Miscellaneous expense                                                          4,185
                                                                           -------------
     Total expenses                                                             628,239
                                                                           -------------
Net investment income                                                           360,855
Realized and unrealized gains on investments:
   Net realized gains on investments                                          2,278,824
   Change in unrealized appreciation or depreciation of investments          29,219,646
                                                                           -------------
Net increase in net assets resulting from operations                       $ 31,859,325
                                                                           =============


                       See Notes to Financial Statements.

===============================================================================
STATEMENT OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Managed Growth Stock Fund
===============================================================================

                                                                               Six Months Ended        Year Ended
                                                                                 June 30, 1997        December 31,
                                                                                  (Unaudited)             1996
                                                                                 -------------        ------------
Operations:
   Net investment income                                                         $    360,855         $    728,925
   Net realized gains on investments                                                2,278,824            7,580,182
   Change in unrealized appreciation or depreciation of investments                29,219,646           20,202,757
                                                                                 ------------         ------------
   Net increase in net assets resulting from operations                            31,859,325           28,511,864
                                                                                 ------------         ------------
Distributions declared from:
   Net investment income                                                             (710,000)                  --
   Net realized gains on investments                                               (7,500,000)                  --
                                                                                 ------------         ------------
     Total distributions                                                           (8,210,000)                  --
                                                                                 ------------         ------------
Fund share transactions:
   Proceeds from fund shares sold                                                  18,414,418           22,263,141
   Cost of fund shares repurchased                                                (15,985,232)         (25,729,831)
   Distributions reinvested                                                         8,210,000                   --
                                                                                 ------------         ------------
Net increase (decrease) in net assets resulting from fund share transactions       10,639,186           (3,466,690)
                                                                                 ------------         ------------
Total increase in net assets                                                       34,288,511           25,045,174
Net assets:
   Beginning of period                                                            161,878,974          136,833,810
                                                                                 ------------         ------------
   End of period                                                                 $196,167,485         $161,878,984
                                                                                 ============         ============
Accumulated undistributed net investment income
   included in ending net assets                                                 $    339,549         $    688,694
                                                                                 ============         ============
Analysis of changes in shares of beneficial interest:
   Shares sold                                                                        611,998              854,357
   Shares repurchased                                                                (539,013)            (997,588)
   Distributions reinvested                                                           274,215                   --
                                                                                 ------------         ------------
Net increase (decrease)                                                               347,200             (143,231)
                                                                                 ============         ============

                       See Notes to Financial Statements.

================================================================================
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Managed Growth Stock Fund
================================================================================

                                                                Six Months Ended
                                                                  June 30, 1997
                                                                   (Unaudited)
                                                                ----------------
Per share operating performance:
Net asset value, beginning of year                                $  28.61
                                                                  --------
Net investment income                                                 0.06
Net realized and unrealized gains (losses)
   on investments                                                     5.41
                                                                  --------
Total from investment operations                                      5.47
                                                                  --------
Less distributions:
   Dividends from and in excess of net investment income             (0.12)
   Distributions from and in excess of net realized gains
     on investments                                                  (1.30)
                                                                  --------
Total distributions                                                  (1.42)
                                                                  --------
Net asset value, end of year                                      $  32.66
                                                                  ========
Total return:
Total investment return                                              19.57%
Ratios/supplemental data:
Net assets, end of period (000's)                                 $196,167
Ratio of expenses to average net assets                               0.70%(a)
Ratio of net investment income to average net assets                  0.41%(a)
Portfolio turnover ratio                                                11%
Average commissions (per share)                                   $ 0.0590


                                                                                        Year Ended December 31,
                                                                  -----------------------------------------------------------------
                                                                      1996          1995          1994         1993          1992
                                                                   ---------    ---------      --------     ---------    ---------
Per share operating performance:
Net asset value, beginning of year                                 $  23.59     $  18.11       $ 20.65      $  20.10       $ 19.47
                                                                  ---------     --------       -------      --------       -------
Net investment income                                                  0.13         0.15          0.15          0.13          0.11
Net realized and unrealized gains (losses)
   on investments                                                      4.89         6.68         (1.46)         0.86          1.18
                                                                  ---------     --------       -------      --------       -------
Total from investment operations                                       5.02         6.83         (1.31)         0.99          1.29
                                                                  ---------     --------       -------      --------       -------
Less distributions:
   Dividends from and in excess of net investment income                 --        (0.15)        (0.17)        (0.12)        (0.10)
   Distributions from and in excess of net realized gains
     on investments                                                      --        (1.20)        (1.06)        (0.32)        (0.56)
                                                                  ---------     --------       -------      --------       -------
Total distributions                                                      --        (1.35)        (1.23)        (0.44)        (0.66)
                                                                  ---------     --------       -------      --------       -------
Net asset value, end of year                                       $  28.61     $  23.59       $ 18.11      $  20.65       $ 20.10
                                                                  =========     ========       =======      ========       =======
Total return:
Total investment return                                               21.28%       37.73%        (6.35)%        4.97%         6.63%
Ratios/supplemental data:
Net assets, end of period (000's)                                  $161,879     $136,834       $98,733      $111,561       $64,402
Ratio of expenses to average net assets                                0.73%        0.74%         0.77%         0.83%         0.97%
Ratio of net investment income to average net assets                   0.49%        0.72%         0.75%         0.77%         0.63%
Portfolio turnover ratio                                                 35%          41%           72%           77%           20%
Average commissions (per share)                                    $ 0.0534           --            --            --            --

                       See Notes to Financial Statements.

===============================================================================
SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Managed Asset Fund /
June 30, 1997 (Unaudited)
===============================================================================


                                                     Market
                                           Shares     Value
                                         ---------  -----------
COMMON STOCKS--(56.7%)
Automotive--(0.7%)
Honda Motor Company, Ltd. ADRs              35,000  $ 2,106,562
                                                    -----------
Banks--(5.2%)
BankAmerica Corporation                     56,000    3,615,500
Bank One Corporation                        58,295    2,823,664
Citicorp                                    26,000    3,134,625
Royal Bank of Scotland Group Plc           297,263    2,780,656
Wells Fargo & Company                        6,000    1,617,000
Westpac Banking Corporation Ltd.           415,000    2,477,937
                                                    -----------
                                                     16,449,382
                                                    -----------
Building and Construction--(0.5%)
Fluor Corporation                           30,000    1,655,625
                                                    -----------
Chemicals--(1.0%)
Praxair, Inc.                               55,000    3,080,000
                                                    -----------
Computers--(0.7%)
International Business Machines             26,000    2,344,875
                                                    -----------
Computer Software and Services--(1.0%)
Electronic Data Systems Corporation         40,000    1,640,000
Fujitsu Ltd.                               110,000    1,528,445
                                                    -----------
                                                      3,168,445
                                                    -----------
Data Products & Reproduction--(1.0%)
Canon, Inc.                                120,000    3,271,869
                                                    -----------
Drugs/Health Care--(6.3%)
American Home Products Corp.                38,000    2,907,000
Elan Corporation Plc ADRs (a)               70,000    3,167,500
Eli Lilly & Company                         35,000    3,825,938
Novartis ADRs                               50,000    4,002,465
SmithKline Beecham Plc ADRs                 41,000    3,756,625
United Healthcare Corporation               42,000    2,184,000
                                                    -----------
                                                     19,843,528
                                                    -----------
Electrical Equipment--(3.7%)
Emerson Electric Co.                        62,000    3,413,875
General Electric Company                    50,000    3,268,750
Hubbell Inc., Class B                       80,000    3,520,000
Siemens AG                                  25,000    1,498,565
                                                    -----------
                                                     11,701,190
                                                    -----------
Electronics--(4.6%)
Analog Devices, Inc.                        75,000  $ 1,992,187
Harris Corp.                                35,000    2,940,000
Intel Corporation                           21,000    2,978,062
Motorola, Inc.                              53,000    4,028,000
Sony Corporation Sponsored ADRs             29,000    2,552,000
                                                    -----------
                                                     14,490,249
                                                    -----------
Environmental Services--(0.5%)
WMX Technologies Inc.                       50,000    1,606,250
                                                    -----------
Fabricated Metal Products--(1.0%)
Crown Cork & Seal, Inc.                     59,000    3,152,813
                                                    -----------
Fertilizers--(0.8%)
Potash Corp. of Saskatchewan Inc.           36,000    2,702,250
                                                    -----------
Financial Services--(0.9%)
Federal National Mortgage Association       67,000    2,922,875
                                                    -----------
Food/Beverage/Tobacco--(2.7%)
PepsiCo, Inc.                               70,000    2,629,375
Philip Morris Companies, Inc.               75,000    3,328,125
Sara Lee Corporation                        60,000    2,497,500
                                                    -----------
                                                      8,455,000
                                                    -----------
Holding--(0.8%)
Swire Pacific Ltd. Class A (a)             300,000    2,700,976
                                                    -----------
Hotels--(0.7%)
HFS Inc. (a)                                41,000    2,378,000
                                                    -----------
Housewares--(1.1%)
Newell Co.                                  85,000    3,368,125
                                                    -----------
Insurance--(1.2%)
American States Financial Corporation       85,000    3,910,000
                                                    -----------
Medical Supplies--(1.1%)
Baxter International Inc.                   68,000    3,553,000
                                                    -----------
Multi-Industry--(0.8%)
Honeywell, Inc.                             32,000    2,428,000
                                                    -----------


                       See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                 Market
(Continued)                                Shares        Value
                                          ---------    ---------
Oil/Gas--(6.7%)
Baker Hughes Inc.                           75,000  $ 2,901,563
ELF Aquitaine Sponsored ADRs                40,000    2,177,500
El Paso Natural Gas Company                 45,800    2,519,000
Enron Corp.                                 50,000    2,040,625
Mobil Corporation                           44,000    3,074,500
Santa Fe International Corporation (a)      45,400    1,543,600
Schlumberger Ltd.                           14,000    1,750,000
Tosco Corporation                           90,000    2,694,375
United Meridian Corporation (a)             78,000    2,340,000
                                                    -----------
                                                     21,041,163
                                                    -----------
Paper & Forest Products--(1.0%)
Plum Creek Timber Company                   94,000    3,019,750
                                                    -----------
Publishing & Broadcasting--(0.7%)
World Color Press, Inc. (a)                 90,000    2,137,500
                                                    -----------
Real Estate--(2.8%)
Avalon Properties, Inc.                     76,000    2,175,500
Reckson Associates Realty
   Corporation                             103,800    2,387,400
The Rouse Company                           70,587    2,082,317
Security Capital Industrial Trust          100,000    2,150,000
                                                    -----------
                                                      8,795,217
                                                    -----------
Retail--(3.0%)
Home Depot, Inc.                            50,000    3,446,875
Jusco Co.                                   80,000    2,705,584
Wal-Mart Stores, Inc.                      100,000    3,381,250
                                                    -----------
                                                      9,533,709
                                                    -----------
Telecommunications--(3.7%)
Airtouch Communications, Inc. (a)           90,000    2,463,750
GTE Corporation                             62,000    2,720,250
LM Ericsson Telecommunications Co.
   ADRs Class B                             90,000    3,543,750
Telefonica de Argentina S.A. ADRs           85,000    2,943,125
                                                    -----------
                                                     11,670,875
                                                    -----------
Transportation--(1.0%)
Canadian National Railway                   70,000    3,062,500
                                                    -----------
Utilities--(0.8%)
Empresa Nacional De Electricidad
   ADRs                                     30,000    2,551,875
                                                    -----------
Water Treatment Systems--(0.7%)
U.S. Filter Corporation (a)                 75,000    2,043,750
                                                    -----------
   Total Common Stocks
     (Cost $129,105,675)                            179,145,353
                                                    -----------


                                                       Market
                                             Par        Value
                                         ---------  -----------
LONG-TERM OBLIGATIONS--(40.1%)
Air Transportation--(0.8%)
Federal Express Corporation 1994
   Pass-Through Certificates Series
   A310-A1 7.530% 9/23/06               $1,906,583  $ 1,920,272
United Airlines Corporation Series
   1991-A-1 9.200% 3/22/08                 669,937      736,079
                                                    -----------
                                                      2,656,351
                                                    -----------
Asset-Backed Securities--(1.5%)
ALPS Pass-Through Trust Series 1994-1
   Class C2 9.350% 9/15/04               1,989,855    2,024,657
American Mortgage Trust Series 1993-3
   Class 3B 8.190% 9/27/22               2,130,207    1,998,241
Greentree Home Improvement Loan
   Trust Series 1994-A Class A
   7.050% 3/15/14                          866,513      865,880
                                                    -----------
                                                      4,888,778
                                                    -----------
Banks--(2.1%)
Den Danske Bank 6.550% 9/15/03           2,250,000    2,190,893
Deutsche Ausbank 7.000% 9/24/01          2,250,000    2,287,463
First Chicago NBD 6.125% 2/15/06         2,250,000    2,100,015
                                                    -----------
                                                      6,578,371
                                                    -----------
Construction & Housing (0.8%)
Hanson Overseas  6.750% 9/15/05          2,500,000    2,436,800
                                                    -----------
Drugs/Healthcare--(1.8%)
Glaxo Wellcome Plc  6.125% 1/25/06       2,500,000    2,368,800
Nationwide Health Property Inc.
   Conv. Deb. 6.250% 1/01/99             3,400,000    3,463,750
                                                    -----------
                                                      5,832,550
                                                    -----------
Extractive-Energy--(0.9%)
BOC Group Plc  5.875% 1/29/01            2,750,000    2,678,390
                                                    -----------
Foreign Government Regional Bond--(0.9%)
Corporacion Andina de Fomento
   6.625% 10/14/98 (c)                   2,900,000    2,913,224
                                                    -----------
Financial--(1.3%)
Associates Corporation of North America
   7.500% 4/15/02                        4,000,000    4,110,400
                                                    -----------
Insurance (0.8%)
Prudential Insurance Co.
   7.650% 7/1/07 (c)                     2,500,000    2,537,500
                                                    -----------

                       See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS                                 Market
(Continued)                                  Par         Value
                                         ---------  -----------
Mortgage-Backed Securities--(0.1%)
Lennar Central Partners Limited
   Partnership Series 1994-1 Class C
   8.120% 9/15/02 (c)                 $        155 $        155
MDC Mortgage Funding Corporation
   Series Q Class 5 8.850% 3/20/18         207,846      211,442
                                                   ------------
                                                        211,597
                                                   ------------
Oil/Gas--(0.5%)
SFP Pipeline Holdings, Inc. Conv. Deb.
   11.160% 8/15/10                       1,400,000    1,722,000
                                                   ------------
U.S. Government and Agency Obligations--(28.6%)
Federal Home Loan Mortgage
   Corporation
   6.500% 12/01/10 Gold                    951,646      935,858
   6.500% 5/01/11 Gold                     867,247      852,859
   6.500% 6/01/11 Gold                   5,651,717    5,557,955
   12.000% 7/01/20 Gold                  1,383,790    1,577,950
   6.500% 3/01/26 Gold                   3,847,896    3,695,981
   6.500% 6/01/26 Gold                   2,442,088    2,345,674
   6.500% 2/01/27 Gold                     989,262      948,148
   6.500% 3/01/27 Gold                   2,968,497    2,845,126
   6.500% 4/01/27 Gold                     989,265      948,151
Federal National Mortgage Association
   8.000% 4/13/05                        1,500,000    1,518,150
Government National Mortgage
   Association
   7.125% 7/20/25 ARM                    1,153,413    1,183,425
   8.000% 3/15/26                        4,760,651    4,876,716
U.S. Treasury Bonds
   7.875% 8/15/01                        1,500,000    1,581,195
   7.250% 5/15/16                        7,000,000    7,301,140
   7.875% 2/15/21                        4,500,000    5,017,860
   7.125% 2/15/23                        4,500,000    4,635,270
U.S. Treasury Notes
   6.375% 1/15/99                        7,500,000    7,544,850
   6.875% 8/31/99                        5,500,000    5,582,720
   6.750% 4/30/00                        3,500,000    3,546,900
   6.250% 2/15/03                        6,500,000    6,447,805
   5.750% 8/15/03                        6,000,000    5,792,820
   7.500% 2/15/05                        3,500,000    3,703,175
   6.500% 5/15/05                        3,500,000    3,494,085
   6.500% 8/15/05                        6,750,000    6,732,406
   6.875% 5/15/06                        1,500,000    1,531,155
                                                   ------------
                                                     90,197,374
                                                   ------------
   Total Long-Term Obligations
     (Cost $126,261,515)                            126,763,335
                                                   ------------

SHORT-TERM INVESTMENTS--(2.6%)
Associates Corp of N.A. 6.200% 7/01/97
     (Cost $8,255,000)                $  8,255,000 $  8,255,000
                                                   ------------

   Total Investments (99.4%)
     (Cost $263,622,190) (b)           138,738,711  314,163,688
Other Assets, less Liabilities--(0.6%)                1,752,986
                                                   ------------
Net Assets (100%)                                  $315,916,583
                                                    ===========


(a) Non-income producing security.

(b) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation at June 30, 1997 is as follows:

    Gross unrealized appreciation:       $53,523,558
    Gross unrealized depreciation:        (2,982,059)
                                          ----------
    Net unrealized appreciation:         $50,541,498
                                           =========

(c) Restricted securities. These securities generally are issued to institutional investors, such as the Fund, who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At June 30, 1997, the aggregate value of the Fund's restricted securities was $5,403,811, which represented 1.7% of net assets. None of these are deemed to be illiquid securities.

                       See Notes to Financial Statements.

===============================================================================
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Managed Assets Fund /
June 30, 1997 (Unaudited)
===============================================================================


Assets:
Investments, at market value (identified cost $263,622,190)                 $314,163,688
Cash                                                                              53,492
Receivable for fund shares sold                                                  175,832
Dividends and interest receivable                                              2,716,512
Other assets                                                                      29,910
                                                                            ------------
     Total assets                                                            317,139,434
                                                                            ------------
Liabilities:
Payable for investments purchased                                                532,423
Payable for fund shares repurchased                                              508,805
Management fee payable                                                           109,634
Administrative fee payable                                                        36,582
Accrued expenses payable                                                          34,525
Other liabilities                                                                    882
                                                                            ------------
     Total liabilities                                                         1,222,851
                                                                            ------------
Net assets                                                                  $315,916,583
                                                                            ============
Net assets represented by:
   Paid-in capital                                                          $248,754,862
   Accumulated undistributed net investment income                             5,159,288
   Accumulated net realized gains on investments                              11,460,844
   Net unrealized appreciation on investments and foreign currencies          50,541,589
                                                                            ------------
Total net assets applicable to outstanding shares of beneficial interest    $315,916,583
                                                                            ============
Shares of beneficial interest outstanding                                     20,114,040
                                                                            ============
Net asset value per share                                                         $15.71
                                                                                  ======



================================================================================
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1997 (Unaudited)
================================================================================

Investment income:
   Interest income                                                          $ 4,521,783
   Dividends (net of foreign taxes withheld)                                  1,536,074
                                                                            -----------
     Total investment income                                                  6,057,857
                                                                            -----------
Expenses:
   Management fee                                                               678,475
   Administrative fee                                                           226,158
   Custodian fee                                                                 21,385
   Accounting fee                                                                15,660
   Audit and legal fees                                                          14,480
   Trustees' fees                                                                10,664
   Printing expense                                                               9,955
   Transfer agent fee                                                             3,620
   Miscellaneous expense                                                         14,736
                                                                            -----------
     Total expenses                                                             995,133
                                                                            -----------
Net investment income                                                         5,062,724
Realized and unrealized gains on investments
   Net realized gains on investments and foreign currency                    11,720,095
   Change in unrealized appreciation or depreciation of investments          10,097,435
                                                                            -----------
Net increase in net assets resulting from operations                        $26,880,254
                                                                            ===========

                       See Notes to Financial Statements.

===============================================================================
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Managed Assets Fund
===============================================================================

                                                                               Six Months Ended        Year Ended
                                                                                 June 30, 1997        December 31,
                                                                                  (Unaudited)             1996
                                                                                 ------------         -------------
Operations:
   Net investment income                                                         $  5,062,724         $ 10,512,405
   Net realized gains on investments and foreign currency                          11,720,095           25,179,094
   Change in unrealized appreciation or depreciation of investments                10,097,435            5,972,813
                                                                                 ------------         ------------
   Net increase in net assets resulting from operations                            26,880,254           41,664,312
                                                                                 ------------         ------------
Distributions declared from:
   Net investment income                                                          (10,262,000)                  --
   Net realized gains on investments                                              (25,340,000)                  --
                                                                                 ------------         ------------
   Total distributions                                                            (35,602,000)                  --
                                                                                 ------------         ------------
Fund share transactions:
   Proceeds from fund shares sold                                                  15,002,875           23,322,625
   Cost of fund shares repurchased                                                (25,150,766)         (42,816,350)
   Distributions reinvested                                                        35,602,000                   --
                                                                                 ------------         ------------
Net increase (decrease) in net assets resulting from fund share transactions       25,454,109          (19,493,725)
                                                                                 ------------         ------------
Total increase in net assets                                                       16,732,363           22,170,587
Net assets:
   Beginning of period                                                            299,184,220          277,013,633
                                                                                 ------------         ------------
   End of period                                                                 $315,916,583         $299,184,220
                                                                                 ============         ============
Accumulated undistributed net investment income
   included in ending net assets                                                 $  5,159,288         $ 10,358,564
                                                                                 ============         ============
Analysis of changes in shares of beneficial interest:
   Shares sold                                                                        976,510            1,550,496
   Shares repurchased                                                              (1,629,641)          (2,845,909)
   Distributions reinvested                                                         2,387,735                   --
                                                                                 ------------         ------------
Net increase (decrease)                                                             1,734,604           (1,295,413)
                                                                                 ============         ============

                       See Notes to Financial Statements.

===============================================================================
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Managed Assets Fund
===============================================================================

                                                    Six Months Ended                     Year Ended December 31,
                                                     June 30, 1997  ----------------------------------------------------------------
                                                      (Unaudited)     1996         1995          1994         1993         1992
                                                     -------------  --------     --------      --------     --------     --------
Per share operating performance:
Net asset value, beginning of period                 $  16.28     $  14.08     $  12.18     $  13.11      $  12.54     $  12.54
                                                      -------      -------      -------      -------       -------      -------
Net investment income                                    0.27         0.57         0.48         0.51          0.38         0.45
Net realized and unrealized gains (losses)
   on investments                                        1.12         1.63         2.61        (0.93)         0.78         0.49
                                                      -------      -------      -------      -------       -------      -------
Total from investment operations                         1.39         2.20         3.09        (0.42)         1.16         0.94
                                                      -------      -------      -------      -------       -------      -------
Less distributions:
   Dividends from and in excess of
     net investment income                              (0.56)          --        (0.48)       (0.51)        (0.36)       (0.46)
   Distributions from and in excess of net
     realized gains on investments                      (1.40)          --        (0.71)          --         (0.23)       (0.48)
                                                      -------      -------      -------      -------       -------      -------
Total distributions                                     (1.96)          --        (1.19)       (0.51)        (0.59)       (0.94)
                                                      -------      -------      -------      -------       -------      -------
Net asset value, end of period                       $  15.71     $  16.28     $  14.08     $  12.18      $  13.11     $  12.54
                                                      =======      =======      =======      =======       =======      =======
Total return:
Total investment return                                  9.17%       15.63%       25.43%       (3.19)%        9.29%        7.53%
Ratios/supplemental data:
Net assets, end of period (000's)                    $315,917     $299,184     $277,014     $196,278      $197,132     $113,572
Ratio of expenses to average net assets                  0.66%(a)     0.67%        0.66%        0.68%         0.69%        0.66%
Ratio of net investment income to
   average net assets                                    3.37%(a)     3.68%        3.12%        4.01%         3.55%        3.98%
Portfolio turnover ratio (b)                               19%          76%          66%          71%           47%          70%
Average Commissions (per share)                      $ 0.0567     $ 0.0547           --           --            --           --


(a) Annualized.
(b) The portfolio turnover ratio includes dollar roll transactions.



                       See Notes to Financial Statements.

===============================================================================
SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Mortgage Securities Income Fund /
June 30, 1997 (Unaudited)
===============================================================================


                                                     Market
                                            Par       Value
                                         ---------  -----------
ASSET-BACKED SECURITIES--(9.6%)
ALPS Pass-Through Trust Series 1994-1
   Class C2 9.350% 9/15/04              $  994,927  $1,012,329
ContiMortgage Home Equity Loan
   Trust Series 1997-1 Class M1
   7.420% 2/15/15                        1,250,000   1,257,763
First Boston Home Equity Loan Pass-
   Through Certificates Series 1993-H1,
   Class A-IO (effective yield 12.820%)
   9/28/13                               5,675,304     220,032
Greentree Home Improvement Loan
   Trust Series 1994-A Class A
   7.050% 3/15/14                          649,884     649,410
Green Tree Financial Corporation
   Series 1996-9 Class B1
   7.650% 1/15/28                        1,350,000   1,372,802
IMC Home Equity Loan Trust Series
   1997-3 Class M2 7.550% 5/20/10        1,000,000     999,220
Mego Mortgage Title I Loan Trust
   Series 1997-3 Class M1
   7.500% 8/25/23                        1,500,000   1,491,000
                                                     ----------
   Total Asset-Backed Securities
     (Cost $6,955,436)                               7,002,556
                                                     ----------

MORTGAGE-BACKED SECURITIES--(11.3%)
American Mortgage Trust Series 1993-3
   Class 3B 8.190% 9/27/22                 804,745     754,891
Citicorp Mortgage Securities, Inc.
   Series 1987-10 10.000% 7/01/17          158,603     172,779
Comfed Savings Bank Adjustable Rate
   Mortgage Series 1987-1A
   7.598% 1/01/18                          155,738     132,378
Glendale Federal Savings & Loan
   Series 1978-A 9.125% 1/25/08             28,530      29,614
Imperial Savings & Loan Adjustable
   Rate Mortgage Series 1987-4A
   8.826% 7/25/17                           27,873      29,802
Kidder Peabody Acceptance Corp
   Series 1987-1 Class A
   8.750% 7/25/17                           39,778      41,581
Merrill Lynch Mortgage Investments Inc.
   8.000% 12/20/18 Series 20-D           1,417,325   1,427,884
   7.088% 12/26/25 Series 1995-C3
   Class A3 ARM                          2,000,000   1,999,520
   5.890% 11/15/26 Series 1987-A ARM        95,963      94,849
Nomura Asset Securities Corporation
   MBS Series 1996-MD5 Class A1B
   7.120% 4/13/36                        1,000,000   1,006,340
PS CMO Trust Series 1994-C1-A2
   7.920% 8/15/02                          722,486     737,340


MORTGAGE-BACKED SECURITIES (Continued)
Republic Federal Savings & Loan
   Association Series 1987-1
   7.500% 2/28/17                        $   7,591  $    7,451
Sears Mortgage Securities Corp.
   Series 1987-A 6.500% 3/25/17             19,313      18,717
Structured Asset Securities Corporation
   Series 1996-CFL Class X1-IO
   (effective yield 12.960%) 2/25/28    11,721,217     605,752
   Series 1996-CFL Class C
   6.525% 2/25/28                        1,242,500   1,219,688
                                                    -----------
   Total Mortgage-Backed Securities
     (Cost $8,290,396)                               8,278,586
                                                    -----------

UTILITY SECURITIES--(2.0%)
National Power Co. Plc 7.125% 7/11/01
   (Cost $1,497,945)                     1,500,000   1,509,990
                                                    -----------

INSURANCE COMPANIES--(2.0%)
Zurich Capital Trust I 8.376% 6/01/37
   (Cost $1,450,000)                     1,450,000   1,497,792
                                                    -----------

FEDERAL HOME LOAN MORTGAGE
   CORPORATION CERTIFICATES--(18.4%)
8.500% 5/01/06 Gold                        137,617     142,348
6.500% 6/01/08                              26,771      26,269
6.500% various due dates to
   6/01/09 Gold                          1,834,446   1,800,050
10.750% 11/01/09                           238,770     258,617
12.000% 7/01/13                             79,116      89,896
11.250% various due dates to 11/01/15       73,143      81,600
10.500% various due dates to 2/01/19       420,143     459,401
12.000% 7/01/20 Gold                       996,329   1,136,124
7.500% various due dates to
   5/01/24 Gold                          7,326,915   7,394,846
7.000% 1/01/26                           2,140,534   2,102,797
                                                    -----------
   Total Federal Home Loan Mortgage
     Corporation Certificates
     (Cost $13,316,042)                             13,491,948
                                                    -----------


FEDERAL NATIONAL MORTGAGE
   ASSOCIATION CERTIFICATES--(31.5%)
10.500% 2/01/01                            103,891     109,669
12.250% 9/01/12 FHA/VA
   Guaranteed                               84,258      96,476
10.250% 2/01/16                            159,811     175,419
10.000% various due dates to 3/01/16       353,045     382,053
8.500% 3/01/17                             178,462     186,828
9.000% various due dates to 5/01/20        258,566     274,802

SCHEDULE OF INVESTMENTS                                Market
(Continued)                                  Par        Value
                                         ---------  -----------
FEDERAL NATIONAL MORTGAGE
   ASSOCIATION CERTIFICATES (Continued)
6.000% various due dates to 2/01/25    $12,941,138 $12,402,016
7.000% various due dates to 8/01/25      5,469,527   5,446,263
6.500% various due dates to 1/01/26      4,193,937   4,013,044
                                                    -----------
   Total Federal National Mortgage
     Association Certificates
     (Cost $23,034,432)                             23,086,570
                                                    -----------

GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION CERTIFICATES--(16.0%)
8.000% various due dates to 7/15/08      1,834,190   1,897,818
11.500% various due dates to 5/15/13       506,396     574,284
8.500% 2/15/17                             210,658     222,640
10.000% various due dates to 11/15/19      696,886     764,177
9.000% various due dates to 1/15/20      1,993,840   2,139,447
9.500% various due dates to 8/15/22      2,201,297   2,385,807
7.000% 4/15/23                             523,563     517,019
6.500% various due dates to 7/15/24        881,438     848,657
7.125% 7/20/25 ARM                       2,306,826   2,366,850
                                                    -----------
   Total Government National Mortgage
     Association Certificates
     (Cost $11,607,515)                             11,716,699
                                                    -----------


REAL ESTATE MORTGAGE INVESTMENT
   CONDUITS--(1.9%)
Federal Home Loan Mortgage
   Corporation Series 11-C
   9.500% 4/15/19                           76,253      78,831
Federal National Mortgage Association
   Trust Series 1988-4Z
   9.250% 3/25/18                        1,218,000   1,261,056
Federal National Mortgage Association
   Trust Series 1991-91SA-IO
   (effective yield 14.400%) 7/25/98       884,809      35,082
                                                    -----------
   Total Real Estate Mortgage
     Investment Conduits
     (Cost $1,401,384)                               1,374,969
                                                    -----------


U.S. GOVERNMENT SECURITIES--(3.3%)
   U.S. Treasury Bonds
     6.500% 8/15/05                      $ 350,000 $   349,083
     6.750% 8/15/26                        800,000     791,872
   U.S. Treasury Note 7.000% 7/15/06       750,000     771,743
                                                    -----------
   Total U.S. Government Securities
     (Cost $1,931,695)                               1,912,698
                                                    -----------

SHORT-TERM INVESTMENTS--(5.3%)
Associate Corp. of N.A. 6.200% 7/01/97   2,865,000   2,865,000
Houston P&L 5.830% 7/01/97               1,000,000   1,000,000
                                                    -----------
  Total Short-term Investments
     (Cost $3,865,000)                               3,865,000
                                                    -----------
    Total Investments--(101.3%)
     (Cost $73,349,845)                             73,736,870
Other Assets, less Liabilities--(-1.3%)               (450,896)
                                                    -----------
Net Assets (100%)                                  $73,285,974
                                                    ===========


(a) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation at June 30, 1997 is as follows:

         Gross unrealized appreciation:        $879,535
         Gross unrealized depreciation:        (492,510)
                                             ----------
         Net unrealized appreciation:          $387,025
                                             ==========


                       See Notes to Financial Statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Mortgage Securities Income Fund /
June 30, 1997 (Unaudited)
================================================================================


Assets:
Investments, at market value (identified cost $73,349,845)                $73,736,870
Cash                                                                          585,144
Receivable for fund shares sold                                                24,592
Interest receivable                                                           634,914
Other assets                                                                   30,036
                                                                          -----------
     Total assets                                                          75,011,556
                                                                          -----------
Liabilities:
Payable for investments purchased                                           1,505,156
Payable for fund shares repurchased                                           128,426
Management fee payable                                                         42,622
Administrative fee payable                                                      8,407
Accrued expenses payable                                                       40,971
                                                                          -----------
     Total liabilities                                                      1,725,582
                                                                          -----------
Net assets                                                                $73,285,974
                                                                          ===========
Net assets represented by:
   Paid-in capital                                                        $73,789,981
   Accumulated undistributed net investment income                          2,184,352
   Accumulated net realized losses on investments                          (3,075,384)
   Net unrealized appreciation on investments                                 387,025
                                                                          -----------
Total net assets applicable to outstanding shares of beneficial interest  $73,285,974
                                                                          ===========
Shares of beneficial interest outstanding                                   7,203,656
                                                                          ===========
Net asset value per share                                                      $10.17
                                                                               ======

================================================================================
STATEMENT OF OPERATIONS
For the Period Ended June 30, 1997 (Unaudited)
================================================================================

Interest income                                                           $ 2,739,792
                                                                          -----------
Expenses:
   Management fee                                                             146,530
   Administrative fee                                                          54,949
   Custodian fee                                                               15,385
   Audit and legal fees                                                        13,575
   Accounting fee                                                              12,806
   Trustees' fees                                                               4,175
   Transfer agent fee                                                           3,620
   Printing expense                                                             3,620
   Miscellaneous expense                                                        1,768
                                                                          -----------
     Total expenses                                                           256,428
                                                                          -----------
Net investment income                                                       2,483,364
Realized and unrealized losses on investments:
   Net realized losses on investments                                         (33,639)
   Change in unrealized appreciation or depreciation of investments            (3,712)
                                                                          -----------
Net increase in net assets resulting from operations                      $ 2,446,013
                                                                          ===========

                       See Notes to Financial Statements.

===============================================================================
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Mortgage Securities Income Fund
===============================================================================


                                                                              Six Months Ended        Year Ended
                                                                                June 30, 1997        December 31,
                                                                                 (Unaudited)             1996
                                                                                ------------         -------------
Operations:
   Net investment income                                                        $  2,483,364         $  5,616,747
   Net realized losses on investments                                                (33,639)            (196,495)
   Change in unrealized appreciation or depreciation of investments                   (3,712)          (1,957,496)
                                                                                ------------         ------------
   Net increase in net assets resulting from operations                            2,446,013            3,462,756
                                                                                ------------         ------------
Distributions declared from:
   Net investment income                                                                  --           (5,616,747)
   Distributions in excess of net investment income                                       --              (83,288)
                                                                                ------------         ------------
   Total distributions                                                                    --           (5,700,035)
                                                                                ------------         ------------
Fund share transactions:
   Proceeds from fund shares sold                                                  2,883,692            4,581,249
   Cost of fund shares repurchased                                                (8,052,882)         (33,813,119)
   Distributions reinvested                                                               --            5,700,035
                                                                                ------------         ------------
Net decrease in net assets resulting from fund share transactions                 (5,169,190)         (23,531,835
                                                                                ------------         ------------
Total decrease in net assets                                                      (2,723,177)         (25,769,114)
Net assets:
   Beginning of period                                                            76,009,151          101,778,266
                                                                                ------------         ------------
   End of period                                                                $ 73,285,974         $ 76,009,152
                                                                                ============         ============
Accumulated undistributed (overdistributed) net investment income
   included in ending net assets                                                $  2,184,352         $   (299,012)
                                                                                ============         ============
Analysis of changes in shares of beneficial interest:
   Shares sold                                                                       289,247              447,078
   Shares redeemed                                                                  (809,682)          (3,321,354)
   Distributions reinvested                                                               --              579,272
                                                                                ------------         ------------
Net decrease                                                                        (520,435)          (2,295,004)
                                                                                ============         ============

                       See Notes to Financial Statements.

================================================================================
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Mortgage Securities Income Fund
================================================================================


                                                Six Months Ended                     Year Ended December 31,
                                                 June 30, 1997  ---------------------------------------------------------------
                                                  (Unaudited)     1996         1995          1994         1993         1992
                                                 -------------  --------     --------      --------     --------     --------
Per share operating performance:
Net asset value, beginning of period                $  9.84      $ 10.16     $   9.28      $ 10.17       $ 10.26      $ 10.42
                                                    -------      -------      -------      -------       -------      -------
Net investment income                                  0.35         0.78         0.57         0.73          0.65         0.63
Net realized and unrealized gains (losses)
   on investments                                     (0.02)       (0.30)        0.89        (0.89)        (0.01)       (0.01)
                                                    -------      -------      -------      -------       -------      -------
Total from investment operations                       0.33         0.48         1.46        (0.16)         0.64         0.62
                                                    -------      -------      -------      -------       -------      -------
Less distributions:
   Dividends from and in excess of net
     investment income                                   --        (0.80)       (0.58)       (0.73)        (0.65)       (0.62)
   Distributions from and in excess of net
     realized gains on investments                       --           --           --           --         (0.08)       (0.16)
                                                    -------      -------      -------      -------       -------      -------
Total distributions                                      --        (0.80)       (0.58)       (0.73)        (0.73)       (0.78)
                                                    -------      -------      -------      -------       -------      -------
Net asset value, end of period                      $ 10.17      $  9.84     $  10.16      $  9.28       $ 10.17      $ 10.26
                                                    =======      =======      =======      =======       =======      =======
Total return:
Total investment return                                3.35%        4.70%       15.74%       (1.57)%(b)     6.26%(b)     5.95%
Ratios/supplemental data:
Net assets, end of period (000's)                   $73,286      $76,009     $101,778      $72,420       $91,195      $67,353
Ratio of expenses to average net assets                0.70%(d)     0.70%(a)     0.69%        0.70%(a)      0.76%(a)     0.90%
Ratio of net investment income to average
   net assets                                          6.78%(d)     6.71%(b)     6.76%        6.71%(b)      6.64%(b)     6.72%
Portfolio turnover ratio (c)                             17%          72%         112%         241%          187%         169%


(a) If the Fund had paid all of its expenses and there had been no reimbursement from the Investment Adviser and the Administrator, as described in Note 5, this ratio would have been 0.72%, 0.71%, and 0.76% for the years ended December 31, 1996, 1994, and 1993, respectively.

(b) Computed giving effect to the Investment Adviser's and the Administrator's expense limitation undertaking.

(c) The portfolio turnover ratio includes dollar roll transactions.

(d) Annualized.


                       See Notes to Financial Statements.

================================================================================
SCHEDULE OF INVESTMENTS
SteinRoe Variable Investment Trust Cash Income Fund / June 30, 1997 (Unaudited)
================================================================================


                                                      Market
                                            Par        Value
                                         ---------  -----------
COMMERCIAL PAPER--(73.8%)
Banking--(4.3%)
Sumitomo Bank Capital Markets Inc.
   (gtd. by Sumitomo Bank Ltd.)
   5.776% 7/15/97 (b)                   $3,000,000 $ 2,993,327
                                                    -----------

Beverages--(4.3%)
Coca-Cola Enterprises, Inc.
   5.613% 7/08/97                        3,025,000   3,021,706
                                                    -----------

Business Credit Institution--(4.3%)
Finova Capital Corp. 5.642% 7/09/97      3,000,000   2,996,267
                                                    -----------

Consulting Services--(4.2%)
CSC Enterprises (gtd. by Computer
   Services Corp.) 5.603% 7/16/97        3,000,000   2,993,025
                                                    -----------

Electronics--(4.3%)
Casio Phonemate, Inc.
   (L.O.C. BOT/Mitsubishi Bank Ltd.)
   5.676% 7/09/97 (b)                    3,000,000   2,996,233
                                                    -----------

Health Care--(4.3%)
Columbia HCA Healthcare Corp.
   5.739% 7/10/97 (b)                    3,000,000   2,995,725
                                                    -----------

Lending Institutions--(12.8%)
Oak Funding Corp.
   5.627% 7/11/97                        3,000,000   2,995,333
Old Line Funding Corp.
   5.605% 7/08/97 (b)                    3,000,000   2,996,745
Windmill Funding Corp.
   5.578% 7/02/97 (b)                    3,000,000   2,999,536
                                                    -----------
                                                     8,991,614
                                                    -----------
Other Financial--(31.1%)
Associates Corp. of North America
   6.201% 7/01/97                        1,730,000   1,730,000
Beta Finance Corp. 5.731% 8/07/97        3,000,000   2,982,579
Countrywide Home Loan (gtd. by
   Countrywide Credit Industries)
   5.592% 7/14/97                        3,000,000   2,993,966
Falcon Asset Securitization
   5.577% 7/17/97 (b)                    2,225,000   2,219,512
McKenna Triangle National Corp.
   5.558% 7/03/97 (b)                    3,000,000   2,999,075
Thames Asset Global Securitization
   5.636% 7/15/97 (b)                    3,000,000   2,993,443
Tri-Lateral Capital USA
   5.804% 9/11/97 (b)                    3,000,000   2,965,680
                                                    -----------


Other Financial--(Continued)
Working Capital Management
   5.656% 7/01/97 (b)                   $3,000,000 $ 3,000,000
                                                    -----------
                                                    21,884,255
                                                    -----------
Telecommunications--(4.3%)
GTE Corp. 5.600% 7/07/97                 3,000,000   2,997,205
                                                    -----------
   Total Commercial Paper
     (Cost $51,869,357)                             51,869,357
                                                    -----------


U.S. GOVERNMENT AGENCY OBLIGATION--(5.0%)
Federal Home Loan Bank Callable Note
   5.750% 1/09/98
   (Cost $3,500,000)                     3,500,000   3,500,000
                                                    -----------


VARIABLE RATE NOTES--(8.5%)
American Honda Finance Corp.
   (gtd. by Honda Motor Co. Inc.)
   5.842% 4/06/98 (b)                    3,000,000   2,999,558
Korea Development Bank
   5.843% 6/16/98                        3,000,000   3,000,000
                                                    -----------
   Total Variable Rate Notes
     (Cost $5,999,558)                               5,999,558
                                                    -----------


YANKEE CERTIFICATES OF DEPOSIT--(12.8%)
Canadian Imperial Bank
   5.820% 3/03/98                        3,000,000   3,000,000
Fuji Bank Chicago Ltd.
   5.790% 7/18/97                        3,000,000   3,000,014
Sanwa Bank Ltd. 6.008% 7/08/97           3,000,000   2,996,500
                                                    -----------
   Total Yankee Certificates of Deposit
     (Cost $8,996,514)                               8,996,514
                                                    -----------
  Total Investments--(100.1%)
   (Cost $70,365,429) (a)                           70,365,429
Other Assets, less Liabilities--(-0.1%)                (92,934)
                                                    -----------
Net Assets (100%)                                  $70,272,495
                                                    ===========


*The interest rate is the effective rate at the date of purchase.
(a) The cost of investments for federal income tax purposes is identical.
    There is no unrealized appreciation or depreciation at June 30, 1997.
(b) Represents private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At June 30, 1997, the aggregate value of the Fund's private placement securities was $32,158,833, which represented 45.8% of net assets. None of these are deemed to be illiquid securities.


                       See Notes to Financial Statements.

===============================================================================
STATEMENT OF ASSETS AND LIABILITIES
SteinRoe Variable Investment Trust Cash Income Fund / June 30, 1997 (Unaudited)
===============================================================================


Assets:
Investments, at market value (identified cost $70,365,429)                $70,365,429
Cash                                                                           54,775
Receivable for fund shares sold                                               168,774
Dividends and interest receivable                                             224,633
Other assets                                                                   18,367
                                                                          -----------
     Total assets                                                          70,831,978
                                                                          -----------
Liabilities:
Payable for fund shares repurchased                                           493,895
Management fee payable                                                         19,401
Administrative fee payable                                                      8,603
Accrued expenses payable                                                       36,729
                                                                          -----------
     Total liabilities                                                        559,483
                                                                          -----------
Net assets                                                                $70,272,495
                                                                          ===========
Net assets represented by:
   Paid-in capital                                                        $70,272,495
                                                                          -----------
Total net assets applicable to outstanding shares of beneficial interest  $70,272,495
                                                                          ===========
Shares of beneficial interest outstanding                                  70,272,495
                                                                          ===========
Net asset value per share                                                       $1.00
                                                                                =====


===============================================================================
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1997 (Unaudited)
===============================================================================


Interest Income                                                           $1,891,121
                                                                          ----------
Expenses:
   Management fee                                                            117,275
   Administrative fee                                                         50,261
   Accounting fee                                                             12,520
   Custodian fee                                                              10,860
   Audit and legal fees                                                        9,050
   Trustees' fees                                                              3,674
   Transfer agent fee                                                          3,620
   Printing expense                                                            2,715
   Miscellaneous expense                                                       6,431
                                                                          ----------
     Total expenses                                                          216,406
                                                                          ----------
Net investment income                                                      1,674,715
                                                                          ----------
Net increase in net assets resulting from operations                      $1,674,715
                                                                          ==========

                       See Notes to Financial Statements.

==========================================================================
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Variable Investment Trust Cash Income Fund
==========================================================================


                                                                      Six Months Ended         Year Ended
                                                                        June 30, 1997         December 31,
                                                                          (Unaudited)             1996
                                                                         ------------         -------------
Operations:
   Net investment income                                                 $  1,674,715         $  3,214,365
                                                                         ------------         ------------
Net increase in net assets resulting from operations                        1,674,715            3,214,365
                                                                         ------------         ------------
Distributions declared from:
   Net investment income                                                   (1,674,715)          (3,214,365)
                                                                         ------------         ------------
Fund share transactions:
   Proceeds from fund shares sold                                          33,050,836           57,327,084
   Cost of fund shares repurchased                                        (29,914,448)         (60,072,108)
   Distributions reinvested                                                 1,674,715            3,214,365
                                                                         ------------         ------------
Net increase in net assets resulting from fund share transactions           4,811,103              469,341
                                                                         ------------         ------------
Total increase (in net assets)                                              4,811,103              469,341
Net assets:
   Beginning of period                                                     65,461,392           64,992,051
                                                                         ------------         ------------
   End of period                                                         $ 70,272,495         $ 65,461,392
                                                                          ===========          ===========
Analysis of changes in shares of beneficial interest:
   Shares sold                                                             33,050,836           57,327,084
   Shares repurchased                                                     (29,914,448)         (60,072,108)
   Distributions reinvested                                                 1,674,715            3,214,365
                                                                         ------------         ------------
Net increase                                                                4,811,103              469,341
                                                                          ===========          ===========

                       See Notes to Financial Statements.

==============================================================================
FINANCIAL HIGHLIGHTS
SteinRoe Variable Investment Trust Cash Income Fund
==============================================================================


                                              Six Months Ended                    Year Ended December 31,
                                               June 30, 1997  ---------------------------------------------------------------
                                                (Unaudited)     1996         1995          1994         1993         1992
                                               -------------  --------     --------      --------     --------     --------
Per share operating performance:
Net asset value, beginning of period              $  1.00      $  1.00      $  1.00      $  1.00       $  1.00      $  1.00
                                                 --------     --------     --------     --------      --------     --------
Net investment income                               0.025        0.049        0.055        0.037         0.027        0.034
                                                 --------     --------     --------     --------      --------     --------
Less distributions:
   Distributions from net investment income        (0.025)      (0.049)      (0.055)      (0.037)       (0.027)      (0.034)
                                                 --------     --------     --------     --------      --------     --------
Net asset value, end of period                    $  1.00      $  1.00      $  1.00      $  1.00       $  1.00      $  1.00
                                                  =======      =======      =======      =======       =======      =======
Total return:
Total investment return                              2.49%        5.01%        5.62%        3.81%         2.70%        3.48%
Ratios/supplemental data:
Net assets, end of period (000)                   $70,272      $65,461      $64,992      $78,698       $83,049      $70,821
Ratio of expenses to average net assets              0.65%(a)     0.65%        0.63%        0.62%         0.65%        0.67%
Ratio of net investment income to
   average net assets                                5.01%(a)     4.90%        5.48%        3.73%         2.68%        3.42%


(a) Annualized.

                                            See Notes to Financial Statements.
                                                            31

                          NOTES TO FINANCIAL STATEMENTS



Note 1. Organization and Accounting Policies

SteinRoe Variable Investment Trust (the "Trust"), an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987. At June 30, 1997, the Trust consisted of five diversified Funds with differing investment objectives, policies and restrictions (individually referred to as a "Fund," or collectively referred to as the "Funds"):

Capital Appreciation Fund--seeks capital growth by investing in equity securities.

Managed Growth Stock Fund--seeks long-term growth of capital by investing 65 percent of total assets in growth companies.

Managed Assets Fund--seeks high total investment return by investing in equity and debt securities.

Mortgage Securities Income Fund--seeks highest possible level of current income by investing at least 65 percent of total assets in mortgage pass-through certificates.

Cash Income Fund--seeks high current income while emphasizing capital preservation from investment in short-term money market instruments.

Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") of various affiliated insurance companies and, in the case of Capital Appreciation Fund, also of Transamerica Life Companies, Great-West Life & Annuity Insurance Company and Providian Life & Health Insurance Company. Stein Roe and Farnham, Inc. (the "Adviser") provides investment advisory services to the Funds as well as management and administrative services. SteinRoe Services, Inc. provides transfer agent services. Keyport Financial Services Corp., a subsidiary of Keyport Life Insurance Company ("Keyport"), serves as the underwriter of the Trust. Keyport, the Adviser and the Transfer Agent are direct subsidiaries of Liberty Financial Companies, Inc. At June 30, 1997, various affiliated insurance companies of Liberty Financial Companies Inc. owned 100 percent of the outstanding shares of all Funds, except for Capital Appreciation Fund, of which Liberty Financial Companies Inc. affiliates owned 93.3 percent, Transamerica Life Companies owned
2.7 percent, Great-West Life & Annuity Insurance Company owned 3.9 percent, and Providian Life & Health Insurance Company owned 0.1 percent.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments--Portfolio securities listed on domestic exchanges and over-the-counter securities quoted on the Nasdaq system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the Nasdaq system are valued at the latest bid quotation. Foreign security valuations are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Long-term debt securities are valued on the basis of dealer-supplied quotations or valuations furnished by a pricing service. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost unless the Trustees determine this does not represent fair value. Cash Income Fund values investments utilizing the amortized cost valuation technique permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, which requires the Fund to comply with certain conditions. This technique involves valuing a portfolio security initially at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium.

Federal Income Taxes--The Funds now qualify and intend to continue qualifying as "regulated investment companies" and as such (and by complying with the applicable provisions of the Internal Revenue Code) will not be subject to federal income tax on taxable income (including realized capital gains) distributed to shareholders.

Foreign Currency Transactions--Certain of the Funds have entered into foreign exchange contracts for the settlement of purchases and sales of securities denominated in a foreign currency to reduce the risk to the Funds from adverse changes in the relationship between the U.S. dollar and the foreign currency. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In the event that the counterparty in the foreign exchange contract fails to meet the terms of the contract, the Fund could be exposed to the effects of changes in the relationship between the U.S. dollar and the foreign currency.

Investment Transactions--The Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Managed Assets Fund and Mortgage Securities Income Fund also may enter into dollar roll transactions. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 days to 60 days, substantially similar securities at an agreed-upon price and date. These transactions may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous yields. The Funds identify securities as segregated in their custodial records with a value at least equal to the amount of the purchase commitment.

Other--Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Discounts on debt securities are amortized in accordance with Internal Revenue Code requirements. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Net realized and unrealized gains (losses) on foreign currency transactions include the fluctuation in exchange rates on gains and losses between trade and settlement dates on security transactions, gains and losses arising from the disposition of foreign currency, and currency gains and losses between the accrual and payment dates on dividend and interest income and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investment from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Unrealized appreciation and depreciation and realized gains and losses differ between financial statements and tax earnings due to deferred losses from wash sales.

Note 2. Fund Share Transactions

Each Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund.

Note 3. Security Transactions

Realized gains and losses are computed on the identified cost basis for both financial reporting and federal income tax purposes. At December 31, 1996, Mortgage Securities Income Fund had a capital loss carryforward of $3,041,745, which will expire between 2002 and 2004, if not utilized. The cost of investments purchased and proceeds from investments sold, excluding short-term investments, for the six months ended June 30, 1997, for the Funds, excluding Cash Income Fund, were as follows:

                                                            Mortgage
                      Capital      Managed      Managed    Securities
                   Appreciation    Growth       Assets       Income
                       Fund      Stock Fund      Fund         Fund
                   ------------  -----------  -----------  -----------------
Cost of investments
 purchased          $67,635,846  $18,783,042   $68,324,869   $14,888,245
Proceeds from
 investments sold    74,660,798   23,423,495   122,426,982    12,005,496

Note 4. Distributions to Shareholders

The Funds, with the exception of the Cash Income Fund, intend to distribute as dividends or capital gains distributions, at least annually, substantially all of their net investment income and net gains realized from the sale of portfolio securities. All dividends and distributions are reinvested in additional shares of the Funds. Cash Income Fund declares dividends daily and reinvests all dividends declared monthly in additional shares at net asset value. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles primarily relating to gains and losses on principal paydowns.

Note 5. Management and Administrative Fees

The Funds have advisory and administrative agreements with the Adviser. The following investment advisory fee rates were in effect as of June 30, 1997:

                                               Annual rate(s) as a
                                                   percent of
        Fund(s)                             average daily net assets
        -------                              ----------------------
Capital Appreciation Fund                           .50 of 1%

Managed Growth Stock Fund                           .50 of 1%

Managed Assets Fund                                 .45 of 1%

Mortgage Securities Income Fund                     .40 of 1%

Cash Income Fund                                    .35 of 1%

As of June 30, 1997, for all the Funds, the administrative fee was .15 of 1 percent of average annual net assets. Both the investment advisory fees and the administrative fees are computed daily and paid monthly.

The Adviser also provides the Funds with certain Fund accounting services. The fee is $25,000 annually plus .0025 of 1 percent of assets in excess of $50 million. For the six months ended June 30, 1997, Capital Appreciation Fund, Managed Growth Stock Fund, Managed Assets Fund, Mortgage Securities Income Fund and Cash Income Fund incurred charges of $14,234, $14,380, $15,660, $12,806, and $12,520, respectively.

The Funds pay SteinRoe Services, Inc. for transfer agent services rendered at an annual rate of $7,500 computed on the basis of $625 per month.

The Adviser has agreed to reimburse all expenses, including management fees, incurred by the Funds as follows:

        Fund(s)                           Expenses exceeding
        -------                        -------------------------
Capital Appreciation Fund             .80 of 1% of average daily net assets

Managed Growth Stock Fund             .80 of 1% of average daily net assets

Managed Assets Fund                   .75 of 1% of average daily net assets

Mortgage Securities Income Fund       .70 of 1% of average daily net assets

Cash Income Fund                      .65 of 1% of average daily net assets

The expense limitations expire April 30, 1998.

Note 6. Investment in Repurchase Agreements

Each Fund may enter into repurchase agreements with banks, broker-dealer firms and other recognized financial institutions, whereby such institutions sell an instrument in which a Fund may invest to that Fund, and the seller agrees, at the time of the sale, to repurchase that instrument at a specified time and price. The Funds require the seller of the instrument to maintain on deposit with the Funds' custodian bank or in the Federal Reserve Book-Entry System securities in an amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. In the event the seller of the instrument defaults on the repurchase obligation, a Fund could receive less than the repurchase price on the sale of the securities to another party or could be subject to delays in selling the securities.

                                    Adviser
                         Keyport Advisory Services Corp.
                                125 High Street
                          Boston, Massachusetts 02110

                           Sub-Investment Adviser and
                     Transfer and Dividend Disbursing Agent
                      Colonial Management Associates, Inc.
                              One Financial Center
                        Boston, Massachusetts 02111-2365

                             Sub-Investment Adviser
                            Newport Fund Management
                             580 California Street
                                   Suite 1960
                        San Francisco, California 94104

                                  Distributor
                        Keyport Financial Services Corp.
                                125 High Street
                          Boston, Massachusetts 02110

                                Client Services
                         Keyport Life Insurance Company
                                125 High Street
                          Boston, Massachusetts 02110
                             800-367-3653 (Press 3)

                                   Custodians
                      Boston Safe Deposit & Trust Company
                                 One Cabot Road
                          Medford, Massachusetts 02155

                              United Missouri Bank
                                928 Grand Avenue
                          Kansas City, Missouri 64100

                            Independent Accountants
                              Price Waterhouse LLP
                               160 Federal Street
                          Boston, Massachusetts 02110

                                 Legal Counsel
                             Bingham, Dana & Gould
                               150 Federal Street
                          Boston, Massachusetts 02110

                                  The Trustees
                               John A. Bacon Jr.
                             Richard R. Christensen
                                Salvatore Macera
                             Dr. Thomas E. Stitzel




This report is authorized for use as sales literature only when accompanied by a current prospectus of the Trust and a current prospectus for a variable insurance product offered by Keyport Life Insurance Company, Keyport America Life Insurance Company, or Liberty Life Assurance Company of Boston.

                                 12/95 NIM 9.5m

Keyport Life Insurance Co.
125 High Street
Boston, MA 02110-2712